UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2012

Item 1.  Report to Stockholders.

            [Calvert High Yield Bond Fund Annual Report]

[Calvert Income Fund Annual Report]

[Calvert Short-Duration Income Fund Annual Report]

[Calvert Long-Term Income Fund Annual Report]

[Calvert Ultra-Short Income Fund Annual Report]

[Calvert Government Fund Annual Report]

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

It has been quite a 12-month period for investors. After two years of waxing and waning concerns about the sovereign debt crisis in the eurozone that were once again reaching a crescendo, European Central Bank (ECB) President Mario Draghi declared in July that the ECB would do “whatever it takes” to save the euro. Later, the ECB announced a plan to buy the short-term sovereign debt of troubled European nations seeking a new bailout and agreeing to implement reforms.

While this won’t solve the underlying problems, it will likely help keep shorter-term borrowing costs at manageable levels while these countries rebuild and restructure their financial systems. And, most importantly, it finally provides some much needed stability for the eurozone and reassurance to investors around the world.

In the meantime, uncertainty is growing closer to home with the November U.S. elections and potential “fiscal cliff” in January 2013, when a number of tax cuts expire and spending cuts become effective. But the Federal Reserve (Fed) has made clear its intentions to provide more stimulus, even if it means higher inflation in the short run.

After vacillating between corporate bonds and risk-free investments like U.S. Treasuries earlier in the year, investors’ appetite for higher yields in a low-rate environment seemed to win out toward the end of the period. As a result, the Barclays U.S. Credit Index returned 10.09% for the 12-month period ending September 30, 2012, twice the 4.56% return for the same period ending a year earlier. And high-yield bonds, which underperformed investment-grade corporates last year, nearly doubled the returns of investment-grade securities in this reporting period.1 Meanwhile, the ECB’s actions have made U.S. Treasury bonds only somewhat less attractive as a safe-haven asset. The three-month U.S. Treasury bill yield edged slightly lower over the reporting period to 0.11%, while five-year, 10-year, and 30-year Treasuries hit record low yields early in the third quarter of 2012 before the ECB’s decision to buy the sovereign debt of troubled European countries. Money-market rates remain just above zero. The Fed has updated its outlook, indicating that short-term Treasury rates will now remain low into 2015.

Uncertainty Dominates Economic Recovery

While there are a number of positive signs that the economy is picking up steam, the idea of an economic recovery still seems to be a mirage to some people. For example, growth in northeastern metropolitan areas is lagging, while metro areas out west, particularly those in natural gas or high-tech centers, are rebounding strongly.2 The housing market is finally seeing the light at the end of the tunnel. National home prices rose 3.6% year-over-year for the past 12 months, surging 9.4% in the western U.S. but notching up only 0.9% in the northeast.3 The labor market remains such a big concern that the Fed recently announced a new,

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 4 open-ended round of bond purchases (quantitative easing) to encourage companies to start hiring again. Unlike past rounds of quantitative easing, the Fed says that the purchases will continue until the labor market has significantly improved.

Overall, we remain cautiously optimistic about the economic recovery in the months ahead. As both citizens and investors, we hope the government gets back to the bargaining table after the elections and gives us all the gift of more certainty before the holidays.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance is one of the best ways to mitigate the effects of an uneven economic recovery. We recommend discussing that mix, as well as any changes in your financial situation, with your financial advisor.

A financial services consulting firm recently named Calvert as one of the Top Social Media Leaders in 2012 for using Facebook to share valuable content with investors and advisors.4 See what we have to offer at www.facebook.com/calvert.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. You can now get the same information on the go with our new iPhone® app, available free at iTunes.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

October 2012

1. The BofA Merrill Lynch High Yield Master II Index returned 18.89% in the 12-month reporting period.

2. Brookings Institution, Metro Monitor - September 2012, www.brookings.edu/research/interactives/ metromonitor#overall

3. Clear Capital, “June Home Prices Provide Further Evidence of Budding Recovery. Forecast Indicates Further Increases Through 2012,” July 2012 Market Report, http://clearcapital.com/company/ MarketReport.cfm?month=July&year=2012

4. kasina ranked Calvert fifth of 53 asset management and insurance companies for using Facebook to tell a compelling brand story and share valuable content with investors and advisors. The ranking was based on kasina’s three-tier methodology that ranked firms based on content, branding, interactivity, and usability on each social platform. For more information, visit www.kasina.com.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 5

Performance

For the 12-month period ended September 30, 2012, Calvert High Yield Bond Fund (Class A shares at NAV) returned 16.53%. Its benchmark, the BofA Merrill Lynch High Yield Master II Index, returned 18.89% for the same period. The Portfolio’s underperformance was largely the result of the Portfolio’s defensive positioning during the last quarter of 2011.

Market Review

During the past 12 months, the U.S. fixed-income market and other financial markets continued to be buffeted by a bevy of factors, including the decisions of central banks, policymakers, politicians, and voters in countries across the globe. Often, these

CALVERT HIGH YIELD
BOND FUND
September 30, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/12	9/30/12
Class A	6.25%	16.53%
Class I	6.59%	17.19%
Class Y**	6.37%	16.88%

BofA Merrill Lynch
High Yield Master
II Index	6.49%	18.89%

Lipper High Yield
Funds Average	5.46%	17.54%

		Since Inception
	6 Months	10/31/2011
	Ended	Through
	9/30/12	9/30/12
Class C	5.72%	10.67%

BofA Merrill Lynch
High Yield Master
II Index	6.49%	12.21%

Lipper High Yield
Funds Average	5.46%	8.77%

SEC YIELDS
	30 DAYS ENDED
	9/30/12	9/30/11
Class A	3.94%	7.52%
Class C	3.03%	—
Class I	4.68%	8.43%
Class Y	4.29%	7.80%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75%
front-end sales charge or any deferred sales charge.

** See note on page 9 regarding Class Y shares.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 6

% of Total
ECONOMIC SECTORS	Investments
Corporate	97.0%
Financial	7.8%
Industrial	88.4%
Utility	0.8%
Short-Term Investments	3.0%
Total	100%

decisions resulted in efforts to address slower economic growth and the financial instability created by the 2008 financial crisis—an event that triggered ongoing sovereign- and bank-debt issues in the euro area and dampened global economic growth.

From mid-2012, financial markets benefitted as central banks in key countries eased monetary policy. When the debt crisis in Spain threatened the stability of global financial markets, Mario Draghi, president of the European Central Bank (ECB), made a public pledge to take action to save the euro. Soon after, the ECB announced its Outright Monetary Transactions program, which will support the debt markets of any euro member government that seeks a financial bailout and is willing to implement austerity measures. There also was relief after key eurozone elections and when a German high court decision upheld the permanent euro bailout facility. An important benefit of these various actions—the ECB’s in particular—was a reduction of fear in the financial markets. One measure of fear, the VIX Index of the expected volatility of U.S. stock prices, fell by 63% over the reporting period.1 In the United States, the impact of partisan politics, political gridlock, and looming elections was apparent throughout the reporting period. This was particularly true at the end of 2011 (the beginning of the 12-month period), when markets recovered from near-default on U.S. government debt. It is also true today, as the potential economic effect of an unaddressed “fiscal cliff” looms over the economy. U.S. fiscal policy was effectively disabled. The Federal Reserve (Fed) faced sub-trend gross domestic product (GDP) growth, a below-target inflation rate, a weak labor market, and the unresolved euro crisis. In response to these challenges, the Fed lengthened the average maturity of the central bank’s securities portfolio over the reporting period, extended its commitment to a near-zero target interest rate, and initiated a third round of purchases of government-guaranteed securities (i.e., “QE3”) focused on mortgage-backed debt. Purchases of mortgage-backed securities are intended to drive down U.S. mortgage rates and, therefore, assist the nascent U.S. housing sector recovery. Significantly, the Fed made a more explicit commitment to tip monetary policy toward reducing unemployment even at the cost of a temporarily above-target consumer price inflation rate.

The chief tactics of Fed policy have been to effectively promise to hold savers’ rates to near zero and to remove a vast amount of U.S. government-guaranteed bonds from the market. By driving down the yields available on the safest investments, the Fed led investors to take more risk through the purchases of equities and corporate debt. This behavior drove equity prices higher and the yields on bonds lower. Higher equity prices helped household net worth recover from the 2008 crisis. Lower corporate bond yields helped ease financial conditions in the private-sector debt market.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 7

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A and I shares and reflect the deduction of Class A’s maximum front-end sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.56%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 8

Over the reporting period, a key investment-grade bond yield index fell by more than one percentage point to 2.86% and a key non-investment-grade bond yield index declined by almost three percentage points to 6.62%.2 The benchmark 10-year Treasury yield declined by approximately one-quarter percentage point to about 1.65%. Money-market yields remained pinned just above zero percent. At the end of the reporting period, the three-month Treasury bill yield was little changed at 0.11%, as was the three-month non-financial commercial paper yield at 0.18%.3

Portfolio Strategy

Calvert High Yield Bond Fund delivered attractive absolute returns during the reporting period, although it underperformed on a relative basis. During the first quarter of the reporting period (the last quarter of 2011), the portfolio was defensively positioned because we were concerned that global issues, including the European fiscal crisis and slower growth in emerging countries, could negatively affect investor confidence. Our defensive stance during that time was largely responsible for the Fund’s under-performance over the 12-month reporting period.

Later in the reporting period, investor confidence generally improved. The Fed initiated another round of quantitative easing during the third quarter of 2012. This boosted confidence and many investors pushed

CALVERT HIGH YIELD
BOND FUND
September 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES*	(with max. load)
One year	12.09%
Five year	6.64%
Ten year	9.03%

CLASS C SHARES	(with max. load)
Since inception (10/31/2011)	9.67%

CLASS I SHARES*
One year	17.19%
Five year	8.05%
Ten year	9.88%

CLASS Y SHARES*
One year	16.88%
Five year	7.54%
Ten year	9.49%

*Pursuant to an Agreement and Plan of Reorganization, Class A and Class I shares of Calvert High Yield Bond Fund, a series of Summit Mutual Funds,Inc. (“SMF High Yield”), were reorganized into the Class A and Class I shares, respectively, of an identical and newly created series of The Calvert Fund, Calvert High Yield Bond Fund, which commenced operations on September 18, 2009. The performance results prior to September 18, 2009, reflect the performance of SMF High Yield. In addition, performance results for Class A shares prior to February 1, 2007, the inception date for Class A shares of SMF High Yield, reflect the performance of Class I shares of SMF High Yield, adjusted for the 12b-1 distribution fees applicable to Class A. Performance results for Class Y shares prior to July 29, 2011 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y, unlike Class A, has no Rule 12b-1 fees.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 9 into riskier asset classes, including stocks, emerging markets, and high-yield bonds. The lowest-rated segment of the high-yield bond market (CCC to default) delivered strong performance. We were underweight that segment, which hurt the Fund’s performance.

Outlook

Fiscal policy uncertainty is a distraction to U.S. corporate leadership, which remains somewhat risk averse. This uncertainty has dampened corporations’ plans to invest and hire new workers, so it is critical that corporate leaders gain a better sense of the future path of federal taxes and spending. In addition, financial-sector companies, in particular, must adjust to new post-crisis regulatory rules.

However, we do not expect much fiscal policy clarity for at least the next quarter. The economy would be poised to do better if political leadership produced a credible fiscal package that reduced uncertainty. That would take pressure off the Fed to continue easing monetary policy.

We expect the economy to continue to grow at a modest pace, consumer price inflation to remain low, and the job market to only slowly improve. The Fed may announce more purchases of Treasury securities early in 2013 after the current maturity extension program expires on December 31. Government-guaranteed bond yields should remain quite low and money-market yields will likely stay close to zero. We continue to favor corporate bonds given the strong balance sheets of most corporate issuers and the attractive value relative to Treasuries.

October 2012

1. Chicago Board Options Exchange data

2. BofA Merrill Lynch U.S. Corporate Master Effective Yield and BofA Merrill Lynch U.S. High Yield Master II Effective Yield

3. Federal Reserve data

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 10

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 11

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/12	9/30/12	4/1/12 - 9/30/12
CLASS A
Actual	$1,000.00	$1,062.50	$7.92
Hypothetical	$1,000.00	$1,017.32	$7.74
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,057.20	$13.63
Hypothetical	$1,000.00	$1,011.75	$13.33
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,065.90	$4.98
Hypothetical	$1,000.00	$1,020.18	$4.87
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,063.70	$7.22
Hypothetical	$1,000.00	$1,018.00	$7.06
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.54%, 2.65%, 0.96% and 1.40% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund and Shareholders of Calvert High Yield Bond Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert High Yield Bond Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the period presented through September 30, 2008 were audited by other auditors whose report thereon, dated November 26, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Calvert High Yield Bond Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 29, 2012

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 13

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

	PRINCIPAL
CORPORATE BONDS - 92.9%	AMOUNT	VALUE
99¢ Only Stores, 11.00%, 12/15/19 (e)	$500,000	$561,250
Accellent, Inc., 8.375%, 2/1/17	250,000	256,875
Access Midstream Partners LP / ACMP Finance Corp.,
6.125%, 7/15/22	500,000	528,750
ADS Waste Holdings, Inc., 8.25%, 10/1/20 (e)	500,000	510,000
AES Corp., 9.75%, 4/15/16	500,000	597,500
Ally Financial, Inc.:
4.50%, 2/11/14	600,000	613,500
2.618%, 12/1/14 (r)	248,000	244,902
Altra Holdings, Inc., 8.125%, 12/1/16	223,000	238,889
American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17 (e)	180,000	201,150
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	250,000	253,125
Ashtead Capital, Inc., 6.50%, 7/15/22 (e)	250,000	262,500
ASIF Global Financing XIX, 4.90%, 1/17/13 (e)	300,000	301,500
Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp.,
6.625%, 10/1/20 (e)	500,000	508,750
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.:
9.625%, 3/15/18	250,000	277,500
8.25%, 1/15/19	250,000	272,188
B/E Aerospace, Inc., 6.875%, 10/1/20	500,000	555,000
Beverages & More, Inc., 9.625%, 10/1/14 (e)	500,000	515,000
Biomet, Inc., 6.50%, 8/1/20 (e)	750,000	777,187
Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/1/17	250,000	275,000
Burger King Corp., 9.875%, 10/15/18	500,000	580,000
Cablevision Systems Corp.:
8.625%, 9/15/17	250,000	290,625
8.00%, 4/15/20	250,000	278,750
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
9.625%, 8/1/20 (e)	500,000	538,750
Carrols Restaurant Group, Inc., 11.25%, 5/15/18 (e)	500,000	545,000
Catalent Pharma Solutions, Inc., 7.875%, 10/15/18 (e)	250,000	253,750
CCO Holdings LLC / CCO Holdings Capital Corp.,
7.25%, 10/30/17	500,000	545,000
Cemex SAB de CV, 5.362%, 9/30/15 (e)(r)	250,000	238,125
Central Garden and Pet Co., 8.25%, 3/1/18	250,000	265,000
Chesapeake Energy Corp., 7.625%, 7/15/13	500,000	518,750
Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	500,000	530,000
CIT Group, Inc.:
4.75%, 2/15/15 (e)	750,000	781,875
4.25%, 8/15/17	300,000	311,345
5.25%, 3/15/18	350,000	375,375
CKE Restaurants, Inc., 11.375%, 7/15/18	200,000	232,000
Commercial Barge Line Co., 12.50%, 7/15/17	250,000	278,438
Constellation Brands, Inc., 7.25%, 9/1/16	500,000	572,500
Cott Beverages, Inc., 8.375%, 11/15/17	500,000	548,125
DaVita, Inc., 5.75%, 8/15/22	500,000	520,000
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	250,000	255,000
Dematic SA, 8.75%, 5/1/16 (e)	500,000	535,000

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 14

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Digicel Group Ltd.:
10.50%, 4/15/18 (e)	$250,000	$271,875
8.25%, 9/30/20 (e)	500,000	525,000
Digicel Ltd., 8.25%, 9/1/17 (e)	250,000	270,000
Discover Financial Services, 5.20%, 4/27/22 (e)	500,000	547,833
DISH DBS Corp., 5.875%, 7/15/22 (e)	500,000	512,500
DuPont Fabros Technology LP, 8.50%, 12/15/17	250,000	275,625
E*Trade Financial Corp., 7.875%, 12/1/15	500,000	509,375
Emdeon, Inc., 11.00%, 12/31/19 (e)	250,000	283,750
Empire Today LLC / Empire Today Finance Corp., 11.375%,
2/1/17 (e)	310,000	327,825
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating rate
thereafter to 1/15/68 (r)	250,000	280,000
EP Energy LLC / EP Energy Finance, Inc., 6.875%, 5/1/19 (e)	500,000	535,000
Exopack Holding Corp., 10.00%, 6/1/18	500,000	480,000
Ferrellgas LP/Ferrellgas Finance Corp., 9.125%, 10/1/17	500,000	536,250
Fiesta Restaurant Group, Inc., 8.875%, 8/15/16	500,000	535,000
First Data Corp., 9.875%, 9/24/15	750,000	765,000
Ford Motor Credit Co. LLC:
8.70%, 10/1/14	250,000	283,788
4.25%, 2/3/17	150,000	159,419
6.625%, 8/15/17	250,000	289,979
5.875%, 8/2/21	250,000	282,840
Freescale Semiconductor, Inc., 10.125%, 3/15/18 (e)	221,000	243,100
Frontier Communications Corp.:
8.25%, 4/15/17	250,000	283,750
7.125%, 3/15/19	250,000	266,250
9.25%, 7/1/21	250,000	289,375
Global Brass and Copper, Inc., 9.50%, 6/1/19 (e)	500,000	542,500
Goodyear Tire & Rubber Co., 7.00%, 5/15/22	500,000	530,000
Griffon Corp., 7.125%, 4/1/18	250,000	264,688
Grifols, Inc., 8.25%, 2/1/18	500,000	552,500
H&E Equipment Services, Inc., 7.00%, 9/1/22 (e)	350,000	364,000
Hanesbrands, Inc., 8.00%, 12/15/16	250,000	276,253
Harland Clarke Holdings Corp., 9.50%, 5/15/15	850,000	705,500
HCA, Inc.:
6.75%, 7/15/13	500,000	517,500
8.00%, 10/1/18	250,000	288,750
Hercules Offshore, Inc., 7.125%, 4/1/17 (e)	750,000	780,000
Hertz Corp., 6.75%, 4/15/19	500,000	527,500
HOA Restaurant Group LLC / HOA Finance Corp., 11.25%,
4/1/17 (e)	750,000	684,375
Hologic, Inc., 6.25%, 8/1/20 (e)	250,000	265,000
INEOS Finance plc, 9.00%, 5/15/15 (e)	500,000	528,750
INEOS Group Holdings SA, 8.50%, 2/15/16 (e)	250,000	236,250
Infor, Inc., 9.375%, 4/1/19 (e)	500,000	555,000
Ingles Markets, Inc., 8.875%, 5/15/17	500,000	538,750
Innovation Ventures LLC / Innovation Ventures Finance
Corp., 9.50%, 8/15/19 (e)	850,000	820,250
Integra Telecom Holdings, Inc., 10.75%, 4/15/16 (e)	250,000	255,625

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 15

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Intelsat Jackson Holdings SA:
7.25%, 4/1/19	$250,000	$270,000
6.625%, 12/15/22 (e)	500,000	497,500
Interactive Data Corp., 10.25%, 8/1/18	500,000	560,000
International Lease Finance Corp.:
4.875%, 4/1/15	250,000	259,853
7.125%, 9/1/18 (e)	250,000	291,250
iPayment, Inc., 10.25%, 5/15/18	750,000	654,375
Iron Mountain, Inc., 8.00%, 6/15/20	500,000	531,875
Jarden Corp., 7.50%, 5/1/17	500,000	572,500
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	109,297	109
Kennedy-Wilson, Inc., 8.75%, 4/1/19	500,000	532,500
Kinetic Concepts, Inc., 10.50%, 11/1/18 (e)	750,000	793,125
Koppers, Inc., 7.875%, 12/1/19	500,000	548,750
Kratos Defense & Security Solutions, Inc., 10.00%, 6/1/17	750,000	810,000
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	754,000	735,150
Lender Processing Services, Inc., 5.75%, 4/15/23	750,000	750,000
Level 3 Communications, Inc.:
11.875%, 2/1/19	250,000	283,750
8.875%, 6/1/19 (e)	250,000	262,500
Level 3 Financing, Inc., 4.469%, 2/15/15 (r)	250,000	249,375
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/1/19 (e)	300,000	298,500
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/1/16 (e)	250,000	260,625
Mastro’s Restaurants LLC/RRG Finance Corp., 12.00%, 6/1/17 (e)	500,000	515,000
MGM Resorts International:
6.75%, 4/1/13	500,000	510,625
7.625%, 1/15/17	500,000	530,000
Michaels Stores, Inc., 7.75%, 11/1/18 (e)	500,000	535,000
Midwest Gaming Borrower LLC / Midwest Finance Corp.,
11.625%, 4/15/16 (e)	500,000	551,250
Mylan, Inc., 7.625%, 7/15/17 (e)	250,000	276,875
NCR Corp., 5.00%, 7/15/22 (e)	500,000	505,000
New Albertsons, Inc., 8.00%, 5/1/31	800,000	472,000
Nielsen Finance LLC / Nielsen Finance Co., 4.50%, 10/1/20 (e)	500,000	496,875
NII Capital Corp., 8.875%, 12/15/19	500,000	420,000
Novelis, Inc., 8.375%, 12/15/17	500,000	546,250
Packaging Dynamics Corp., 8.75%, 2/1/16 (e)	650,000	685,750
Party City Holdings, Inc., 8.875%, 8/1/20 (e)	100,000	106,500
Petco Animal Supplies, Inc., 9.25%, 12/1/18 (e)	500,000	555,000
Post Holdings, Inc., 7.375%, 2/15/22 (e)	500,000	531,250
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	500,000	530,000
QEP Resources, Inc., 5.25%, 5/1/23	500,000	511,250
Reliance Intermediate Holdings LP, 9.50%, 12/15/19 (e)	250,000	286,250
Rexel SA, 6.125%, 12/15/19 (e)	200,000	206,000
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC:
7.125%, 4/15/19	500,000	527,500
9.00%, 4/15/19	250,000	255,000
9.875%, 8/15/19	250,000	265,938
Rite Aid Corp., 9.25%, 3/15/20	500,000	512,500
SBA Telecommunications, Inc., 5.75%, 7/15/20 (e)	250,000	262,500
Seadrill Ltd., 5.625%, 9/15/17 (e)	500,000	503,750
Seagate Technology International, 10.00%, 5/1/14 (e)	250,000	274,375

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 16

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Sealed Air Corp., 8.125%, 9/15/19 (e)	$250,000	$278,125
Select Medical Holdings Corp., 6.429%, 9/15/15 (r)	1,000,000	1,000,000
Serta Simmons Holdings LLC, 8.125%, 10/1/20 (e)	250,000	248,125
ServiceMaster Co.:
8.00%, 2/15/20	250,000	265,000
7.00%, 8/15/20 (e)	500,000	512,500
Sinclair Television Group, Inc., 6.125%, 10/1/22 (e)	500,000	500,625
SM Energy Co., 6.50%, 1/1/23 (e)	500,000	525,000
Sophia LP / Sophia Finance, Inc., 9.75%, 1/15/19 (e)	250,000	268,750
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	850,000	909,500
Sprint Nextel Corp.:
6.00%, 12/1/16	500,000	515,000
7.00%, 3/1/20 (e)	500,000	560,000
Standard Pacific Corp., 10.75%, 9/15/16	250,000	305,625
STATS ChipPAC Ltd., 7.50%, 8/12/15 (e)	500,000	522,500
SunGard Data Systems, Inc., 10.25%, 8/15/15	250,000	256,250
SUPERVALU, Inc., 7.50%, 11/15/14	250,000	240,000
Telefonica Emisiones SAU:
0.772%, 2/4/13 (r)	500,000	498,258
3.992%, 2/16/16	250,000	248,750
The Gap, Inc., 5.95%, 4/12/21	250,000	278,480
Toys R Us, Inc., 10.375%, 8/15/17 (e)	500,000	511,250
Triumph Group, Inc., 8.625%, 7/15/18	250,000	281,875
Tronox Finance LLC, 6.375%, 8/15/20 (e)	500,000	505,000
TRW Automotive, Inc., 8.875%, 12/1/17 (e)	250,000	275,625
UCI International, Inc., 8.625%, 2/15/19	250,000	248,750
UR Merger Sub Corp.:
10.875%, 6/15/16	250,000	278,125
9.25%, 12/15/19	250,000	281,875
7.375%, 5/15/20 (e)	500,000	537,500
Videotron Ltd., 9.125%, 4/15/18	500,000	538,750
Virgin Media Finance plc:
9.50%, 8/15/16	104,000	115,180
5.25%, 2/15/22	250,000	262,500
VWR Funding, Inc., 7.25%, 9/15/17 (e)	500,000	507,500
Wind Acquisition Finance SA, 7.25%, 2/15/18 (e)	500,000	475,000
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	660,853	423,772

Total Corporate Bonds (Cost $65,536,131)		68,440,064

FLOATING RATE LOANS(d) - 2.1%
BJ Wholesale Club, Inc., 4.714%, 9/26/19	500,000	502,500
Chesapeake Energy Corp., 8.50%, 12/2/17 (r)	500,000	501,250
Party City Holdings, Inc., 5.75%, 7/27/19 (r)	500,000	505,625

Total Floating Rate Loans (Cost $1,476,083)		1,509,375

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 17

	PRINCIPAL
TIME DEPOSIT - 9.1%	AMOUNT	VALUE
State Street Time Deposit, 0.113%, 10/1/12	$6,714,745	$6,714,745

Total Time Deposit (Cost $6,714,745)		6,714,745

EQUITY SECURITIES - 0.0%	SHARES
Avado Brands, Inc. (b)*	9,462	—
Intermet Corp. (b)*	6,346	—
Paging Network Do Brazil Holding Co. LLC, Class B (b)(e)*	1,000	—

Total Equity Securities (Cost $282,379)		—

TOTAL INVESTMENTS (Cost $74,009,338) - 104.1%		76,664,184
Other assets and liabilities, net - (4.1%)		(3,019,252)
NET ASSETS - 100%		$73,644,932

(b) This security was valued by the Board of Trustees. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank
Offered Rate (LIBOR) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) Security is in default and is no longer accruing interest.

* Non-income producing security.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 18

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2012

ASSETS
Investments in securities, at value (Cost $74,009,338, respectively) -
see accompanying schedule	$76,664,184
Cash	3,451
Receivable for securities sold	5,859,576
Receivable for shares sold	237,632
Interest and dividends receivable	1,466,907
Other assets	16,533
Total assets	84,248,283

LIABILITIES
Payable for securities purchased	9,836,371
Payable for shares purchased	150,360
Payable to Custodian Bank	527,906
Payable to Calvert Investment Management, Inc.	57,782
Payable to Calvert Investment Administrative Services, Inc.	5,957
Payable to Calvert Investment Services, Inc.	1,045
Payable to Calvert Investment Distributors, Inc	9,035
Accrued expenses and other liabilities	14,895
Total liabilities	10,603,351

NET ASSETS	$73,644,932

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 1,280,664 shares outstanding	$31,567,093
Class C: 58,268 shares outstanding	1,677,059
Class I: 1,135,124 shares outstanding	37,568,700
Class Y: 43,898 shares outstanding	1,317,656
Undistributed net investment income	58,102
Accumulated net realized gain (loss)	(1,198,524)
Net unrealized appreciation (depreciation)	2,654,846

NET ASSETS	$73,644,932

NET ASSET VALUE PER SHARE
Class A(based on net assets of $37,622,606)	$29.38
Class C (based on net assets of $1,731,793)	$29.72
Class I (based on net assets of $32,952,294)	$29.03
Class Y (based on net assets of $1,338,239)	$30.49

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 19

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$4,429,066
Dividend income	16,917
Total investment income	4,445,983

Expenses:
Investment advisory fee	378,874
Administrative fees	58,288
Transfer agency fees and expenses	106,039
Distribution Plan expenses:
Class A	65,659
Class C	6,868
Trustees’ fees and expenses	5,427
Custodian fees	28,969
Registration fees	60,757
Reports to shareholders	23,647
Professional fees	23,649
Accounting fees	10,407
Miscellaneous	9,992
Total expenses	778,576
Reimbursement from Advisor:
Class C	(13,546)
Class Y	(17,486)
Fees paid indirectly	(52)
Net expenses	747,492

NET INVESTMENT INCOME	3,698,491

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	1,009,002
Change in unrealized appreciation (depreciation)	4,127,106

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	5,136,108

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$8,834,599

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 20

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$3,698,491	$3,736,334
Net realized gain (loss)	1,009,002	1,942,017
Change in unrealized appreciation (depreciation)	4,127,106	(3,447,255)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8,834,599	2,231,096

Distributions to shareholders from:
Net investment income:
Class A shares	(1,570,431)	(1,201,966)
Class C shares	(32,042)	—
Class I shares	(2,059,926)	(2,581,453)
Class Y shares	(27,293)	—
Total distributions	(3,689,692)	(3,783,419)

Capital share transactions:
Shares sold:
Class A shares	21,737,552	24,179,089
Class C shares	1,859,516	—
Class I shares	6,244,435	18,214,868
Class Y shares	1,799,117	1,000
Reinvestment of distributions:
Class A shares	1,339,083	855,973
Class C shares	21,001	—
Class I shares	2,056,802	2,351,541
Class Y shares	26,637	—
Redemption fees:
Class A shares	1,260	1,664
Class C shares	86	—
Class I shares	626	68,826
Shares redeemed:
Class A shares	(4,961,856)	(16,354,761)
Class C shares	(203,544)	—
Class I shares	(7,853,232)	(26,669,026)
Class Y shares	(509,098)	—
Total capital share transactions	21,558,385	2,649,174

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,703,292	1,096,851

NET ASSETS
Beginning of year	46,941,640	45,844,789
End of year (including undistributed net investment
income of $58,102 and $12,198, respectively)	$73,644,932	$46,941,640

See notes to financial statements.

www. calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 21

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	764,691	850,181
Class C shares	64,400	—
Class I shares	222,796	644,949
Class Y shares	61,122	35
Reinvestment of distributions:
Class A shares	47,185	30,409
Class C shares	720	—
Class I shares	73,565	84,401
Class Y shares	897	—
Shares redeemed:
Class A shares	(174,353)	(582,033)
Class C shares	(6,852)	—
Class I shares	(284,276)	(951,064)
Class Y shares	(18,156)	—
Total capital share activity	751,739	76,878

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 22

NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert High Yield Bond Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers four classes of shares - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. The Fund began offering Class C shares on October 31, 2011. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. The Fund began offering Class Y shares on July 29, 2011. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of the Fund of assets to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 23

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Funds’ investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 24

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2012, securities valued at $109, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2012:

		VALUATION INPUTS

Investments In Securities*	Level 1	Level 2	Level 3		Total
Corporate debt	—	$68,439,955	$109		$68,440,064
Floating rate loans	—	1,509,375	—		1,509,375
Other debt obligations	—	$6,714,745	—		6,714,745
TOTAL	—	$76,664,075	$109	**	$76,664,184

* For a complete listing of investments, please refer to the Schedule of Investments.

**Level 3 securities represent 0.0% of net assets.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 25

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 18.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 26

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is 1.65% for Class A, 2.65% for Class C, and 1.40% each for Class I and Class Y. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 27

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% for Classes A, C, I, and Y based on their average daily net assets.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses.

CID received $27,698 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $10,138 for the year ended September 30, 2012. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The independent Trustees also received a fee between $1,500 and $2,000 for each special meeting they attend during the year. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $163,215,979 and $142,035,864, respectively. U.S. Government security purchases and sales were $3,881,253 and $3,884,558, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2012, the Fund had no such purchases or sales transactions.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-17	($824,403)
30-Sep-18	(15,613)

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 28

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration.

The Fund intends to elect to defer net capital losses of $358,486 incurred from November 1, 2011 through September 30, 2012 and treat them as arising in the fiscal year ending September 30, 2013.

The tax character of dividends and distributions paid during the years ended September 30, 2012 and September 30, 2011 were as follows:

Distributions paid from:	2012	2011
Ordinary income	$3,689,692	$3,783,419
Total	$3,689,692	$3,783,419

As of September 30, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$3,643,060
Unrealized (depreciation)	(988,236)
Net unrealized appreciation/(depreciation)	$2,654,824

Undistributed ordinary income	$58,102
Capital loss carryforward	($840,016)

Federal income tax cost of investments	$74,009,360

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to the wash sales and post October losses.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 29

The primary permanent differences causing such reclassifications for the Fund are due to passive foreign investment companies.

Undistributed net investment income	$37,105
Accumulated net realized gain (loss)	(37,105)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2012. For the year ended September 30, 2012, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$273	1.41%	$20,897	October 2011

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTE F – OTHER

Effective November 1, 2012, the Advisor has contractually agreed to further limit net annual fund operating expenses through January 31, 2014. The contractual expense cap is 1.07% for Class A, 2.07% for Class C, .74% for Class I and .82% for Class Y.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 30

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS A SHARES	2012 (z)	2011 (z)	2010
Net asset value, beginning	$26.75	$27.36	$24.92
Income from investment operations:
Net investment income	1.69	1.81	1.80
Net realized and unrealized gain (loss)	2.62	(.63)	2.39
Total from investment operations	4.31	1.18	4.19
Distributions from:
Net investment income	(1.68)	(1.79)	(1.75)
Total distributions	(1.68)	(1.79)	(1.75)
Total increase (decrease) in net asset value	2.63	(.61)	2.44
Net asset value, ending	$29.38	$26.75	$27.36

Total return*	16.53%	4.17%	17.35%
Ratios to average net assets:A
Net investment income	6.00%	6.32%	6.98%
Total expenses	1.58%	1.56%	1.91%
Expenses before offsets	1.58%	1.56%	1.65%
Net expenses	1.58%	1.56%	1.65%
Portfolio turnover	273%	286%	233%
Net assets, ending (in thousands)	$37,623	$17,206	$9,427

		YEARS ENDED
		September 30,	September 30,
CLASS A SHARES		2009 (z)	2008 (z)
Net asset value, beginning		$24.03	$28.55
Income from investment operations:
Net investment income		1.54	1.77
Net realized and unrealized gain (loss)		.95	(4.45)
Total from investment operations		2.49	(2.68)
Distributions from:
Net investment income		(1.60)	(1.84)
Total distributions		(1.60)	(1.84)
Total increase (decrease) in net asset value		.89	(4.52)
Net asset value, ending		$24.92	$24.03

Total return*		11.68%	(9.91%)
Ratios to average net assets: A
Net investment income		6.87%	6.65%
Total expenses		2.30%	1.49%
Expenses before offsets		1.65%	1.49%
Net expenses		1.65%	1.49%
Portfolio turnover		156%	67%
Net assets, ending (in thousands)		$7,213	$444

See notes to financial highlights.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 31

FINANCIAL HIGHLIGHTS

	PERIOD ENDED
	September 30,
CLASS C SHARES	2012	(z) ^^^
Net asset value, beginning	$27.75
Income from investment operations:
Net investment income	1.11
Net realized and unrealized gain (loss)	1.81
Total from investment operations	2.92
Distributions from:
Net investment income	(.95)
Total distributions	(.95)
Total increase (decrease) in net asset value	1.97
Net asset value, ending	$29.72

Total return*	10.67%
Ratios to average net assets:A
Net investment income	4.66	% (a)
Total expenses	4.62	% (a)
Expenses before offsets	2.65	% (a)
Net expenses	2.65	% (a)
Portfolio turnover	273	%**
Net assets, ending (in thousands)	$1,732

See notes to financial highlights.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 32

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS I SHARES	2012 (z)	2011 (z)	2010
Net asset value, beginning	$26.48	$27.08	$24.69
Income from investment operations:
Net investment income	1.86	1.97	1.99
Net realized and unrealized gain (loss)	2.56	(.58)	2.33
Total from investment operations	4.42	1.39	4.32
Distributions from:
Net investment income	(1.87)	(1.99)	(1.93)
Total distributions	(1.87)	(1.99)	(1.93)
Total increase (decrease) in net asset value	2.55	(.60)	2.39
Net asset value, ending	$29.03	$26.48	$27.08
Total return*	17.19%	5.02%	18.14%
Ratios to average net assets: A
Net investment income	6.68%	7.00%	7.68%
Total expenses	1.00%	.97%	.97%
Expenses before offsets	1.00%	.97%	.97%
Net expenses	1.00%	.97%	.97%
Portfolio turnover	273%	286%	233%
Net assets, ending (in thousands)	$32,952	$29,735	$36,418

		YEARS ENDED
		September 30,	September 30,
CLASS I SHARES		2009 (z)	2008 (z)
Net asset value, beginning		$23.94	$28.43
Income from investment operations:
Net investment income		1.63	1.85
Net realized and unrealized gain (loss)		.90	(4.44)
Total from investment operations		2.53	(2.59)
Distributions from:
Net investment income		(1.78)	(1.90)
Total distributions		(1.78)	(1.90)
Total increase (decrease) in net asset value		.75	(4.49)
Net asset value, ending		$24.69	$23.94

Total return*		12.07%	(9.63%)
Ratios to average net assets: A
Net investment income		7.70%	6.90%
Total expenses		1.22%	1.24%
Expenses before offsets		1.22%	1.24%
Net expenses		1.22%	1.24%
Portfolio turnover		156%	67%
Net assets, ending (in thousands)		$34,663	$19,919

See notes to financial highlights.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 33

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	September 30,	September 30,
CLASS Y SHARES	2012 (z)	2011	(z) ^^
Net asset value, beginning	$27.08	$28.74
Income from investment operations:
Net investment income	1.72	.33
Net realized and unrealized gain (loss)	2.79	(1.99)
Total from investment operations	4.51	(1.66)
Distributions from:
Net investment income	(1.10)	—
Total ditributions	(1.10)	—
Total increase (decrease) in net asset value	3.41	(1.66)
Net asset value, ending	$30.49	$27.08

Total return*	16.88%	(5.78%)
Ratios to average net assets:A
Net investment income	5.92%	7.13	% (a)
Total expenses	5.19%	2,723.84	% (a)
Expenses before offsets	1.40%	1.40	% (a)
Net expenses	1.40%	1.40	% (a)
Portfolio turnover	273%	286	%**
Net assets, ending (in thousands)	$1,338	$1

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the
Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Portfolio turnover is not annualized for periods less than one year.

^^ From inception July 29, 2011.

^^^ From inception October 31, 2011.

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 34

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor,

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 35

administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 36

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 37

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 38

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 39

www. calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 40

*The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

www. calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 41

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder,

It has been quite a 12-month period for investors. After two years of waxing and waning concerns about the sovereign debt crisis in the eurozone that were once again reaching a crescendo, European Central Bank (ECB) President Mario Draghi declared in July that the ECB would do “whatever it takes” to save the euro. Later, the ECB announced a plan to buy the short-term sovereign debt of troubled European nations seeking a new bailout and agreeing to implement reforms.

While this won’t solve the underlying problems, it will likely help keep shorter-term borrowing costs at manageable levels while these countries rebuild and restructure their financial systems. And, most importantly, it finally provides some much needed stability for the eurozone and reassurance to investors around the world.

In the meantime, uncertainty is growing closer to home with the November U.S. elections and potential “fiscal cliff” in January 2013, when a number of tax cuts expire and spending cuts become effective. But the Federal Reserve (Fed) has made clear its intentions to provide more stimulus, even if it means higher inflation in the short run.

After vacillating between corporate bonds and risk-free investments like U.S. Treasuries earlier in the year, investors’ appetite for higher yields in a low-rate environment seemed to win out toward the end of the period. As a result, the Barclays U.S. Credit Index returned 10.09% for the 12-month period ending September 30, 2012, twice the 4.56% return for the same period ending a year earlier. And high-yield bonds, which underper-formed investment-grade corporates last year, nearly doubled the returns of investment-grade securities in this reporting period.1 Meanwhile, the ECB’s actions have made U.S. Treasury bonds only somewhat less attractive as a safe-haven asset. The three-month U.S. Treasury bill yield edged slightly lower over the reporting period to 0.11%, while five-year, 10-year, and 30-year Treasuries hit record low yields early in the third quarter of 2012 before the ECB’s decision to buy the sovereign debt of troubled European countries. Money-market rates remain just above zero. The Fed has updated its outlook, indicating that short-term Treasury rates will now remain low into 2015.

Uncertainty Dominates Economic Recovery

While there are a number of positive signs that the economy is picking up steam, the idea of an economic recovery still seems to be a mirage to some people. For example, growth in northeastern metropolitan areas is lagging, while metro areas out west, particularly those in natural gas or high-tech centers, are rebounding strongly.2 The housing market is finally seeing the light at the end of the tunnel. National home prices rose 3.6% year-over-year for the past 12 months, surging 9.4% in the western U.S. but notching up only 0.9% in the northeast.3 The labor market remains such a big concern that the Fed recently announced a new, open-ended round of bond purchases (quantitative easing) to encourage companies to

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 4

start hiring again. Unlike past rounds of quantitative easing, the Fed says that the purchases will continue until the labor market has significantly improved.

Overall, we remain cautiously optimistic about the economic recovery in the months ahead. As both citizens and investors, we hope the government gets back to the bargaining table after the elections and gives us all the gift of more certainty before the holidays.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance is one of the best ways to mitigate the effects of an uneven economic recovery. We recommend discussing that mix, as well as any changes in your financial situation, with your financial advisor.

A financial services consulting firm recently named Calvert as one of the Top Social Media Leaders in 2012 for using Facebook to share valuable content with investors and advisors.4 See what we have to offer at www.facebook.com/calvert.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. You can now get the same information on the go with our new iPhone® app, available free at iTunes.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.
October 2012

1. The BofA Merrill Lynch High Yield Master II Index returned 18.89% in the 12-month reporting period.

2. Brookings Institution, Metro Monitor - September 2012, www.brookings.edu/research/interactives/
metromonitor#overall

3. Clear Capital, “June Home Prices Provide Further Evidence of Budding Recovery. Forecast Indicates
Further Increases Through 2012,” July 2012 Market Report, http://clearcapital.com/company/
MarketReport.cfm?month=July&year=2012

4. kasina ranked Calvert fifth of 53 asset management and insurance companies for using Facebook to tell a compelling brand story and share valuable content with investors and advisors. The ranking was based on kasina’s three-tier methodology that ranked firms based on content, branding, interactivity, and usabil-
ity on each social platform. For more information, visit www.kasina.com.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 5

Performance

For the 12-month period ended September 30, 2012, Calvert Income Fund’s Class A Shares (at NAV) returned 8.63%. The Fund’s benchmark, the Barclays U.S. Credit Index, returned 10.09% during the same period. The Fund’s relative underperfor-mance during the period was due primarily to some out-of-index investment-grade bond holdings that did not perform as well as many securities in the benchmark. The

CALVERT INCOME FUND
SEPTEMBER 30, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/12	9/30/12 #
Class A	6.24%	8.63%
Class B	5.75%	7.78%
Class C	5.84%	7.83%
Class I	6.54%	9.29%
Class R	6.06%	8.37%
Class Y	6.34%	8.97%

Barclays U.S. Credit
Index	6.09%	10.09%

Lipper BBB-Rated
Corporate Debt
Funds Average	6.05%	10.70%

SEC YIELDS
	30 DAYS ENDED
	9/30/12	9/30/11
Class A	2.31%	3.09%
Class B	1.62%	2.34%
Class C	1.71%	2.51%
Class I	3.08%	3.93%
Class R	2.29%	3.00%
Class Y	2.77%	3.61%

Fund’s shorter duration strategy also hurt performance during the reporting period.

Market Review

During the past 12 months, the U.S. fixed-income market and other financial markets continued to be buffeted by a bevy of factors, including the decisions of central banks,

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

# The investment performance/return at NAV has been calculated in accordance with Generally Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjustments, the investment return may be different than the shareholder received during the reporting period. See Note E - Other in Notes to Financial Statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 6

policymakers, politicians, and voters in countries across the globe. Often, these decisions resulted in efforts to address slower economic growth and the financial instability created by the 2008 financial crisis—an event that triggered ongoing sovereign- and bank-debt issues in the euro area and dampened global economic growth.

From mid-2012, financial markets benefitted as central banks in key countries eased monetary policy. When the debt crisis in Spain threatened the stability of global financial markets, Mario Draghi, president of the European Central Bank (ECB), made a public pledge to take action to save the euro. Soon after, the ECB announced its Outright Monetary Transactions program, which will support the debt markets of any euro member government that seeks a financial bailout and is willing to implement austerity measures. There also was relief after key eurozone elections and when a German high court decision upheld the permanent euro bailout facility. An important benefit of these various actions—the ECB’s in particular—was a reduction of fear in the financial markets. One measure of fear, the VIX Index of the expected volatility of U.S. stock prices, fell by 63% over the reporting period.1

PORTFOLIO STATISTICS
SEPTEMBER 30, 2012

% of Total
ECONOMIC SECTORS	Investments
Corporate	85.6%
Financial Institutions	35.4%
Industrial	46.1%
Utility	4.1%
Government Related	6.2%
Agency	0.1%
Local Authority	6.1%
Securitized	4.2%
Collateralized Mortgage
Backed Securities	0.3%
Covered	1.0%
Mortgage Backed Passthrough 2.9%
Treasury	1.9%
Short-Term Investments	2.0%
Other	0.1%
Total	100%

In the United States, the impact of partisan politics, political gridlock, and looming elections was apparent throughout the reporting period. This was particularly true at the end of 2011 (the beginning of the 12-month period), when markets recovered from near-default on U.S. government debt. It is also true today, as the potential economic effect of an unaddressed “fiscal cliff” looms over the economy. U.S. fiscal policy was effectively disabled. The Federal Reserve (Fed) faced sub-trend gross domestic product (GDP) growth, a below-target inflation rate, a weak labor market, and the unresolved euro crisis. In response to these challenges, the Fed lengthened the average maturity of the central bank’s securities portfolio over the reporting period, extended its commitment to a near-zero target interest rate, and initiated a third round of purchases of government-guaranteed securities (i.e., “QE3”) focused on mortgage-backed debt. Purchases of mortgage-backed securities are intended to drive down U.S. mortgage rates and, therefore, assist the nascent U.S. housing sector recovery. Significantly, the Fed made a more explicit commitment to tip monetary policy toward reducing unemployment even at the cost of a temporarily above-target consumer price inflation rate.

The chief tactics of Fed policy have been to effectively promise to hold savers’ rates to near zero and to remove a vast amount of U.S. government-guaranteed bonds from the market.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 7

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.25%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 8

By driving down the yields available on the safest investments, the Fed led investors to take more risk through the purchases of equities and corporate debt. This behavior drove equity prices higher and the yields on bonds lower. Higher equity prices helped household net worth recover from the 2008 crisis. Lower corporate bond yields helped ease financial conditions in the private-sector debt market.

Over the reporting period, a key investment-grade bond yield index fell by more than one percentage point to 2.86% and a key non-investment-grade bond yield index declined by almost three percentage points to 6.62%.2 The benchmark 10-year Treasury yield declined by approximately one-quarter percentage point to about 1.65%. Money-market yields remained pinned just above zero percent. At the end of the reporting period, the three-month Treasury bill yield was little changed at 0.11%, as was the three-month non-financial commercial paper yield at 0.18%.3

Portfolio Strategy

We continue to be successful in our strategy to reduce the portfolio’s exposure to thinly traded investment-grade securities and reallocate those proceeds to more liquid names like those held in the index. Unfortunately, these out-of-index investment-grade holdings were a major contributor to the Fund’s underper-formance during the reporting period.

We continued to increase the Fund’s allocation to mortgage-backed securities (MBS) in anticipation of a new round of government-guaranteed bond purchases, specifically in MBS. The Federal Reserve did not disappoint, and we continue to benefit from

CALVERT INCOME FUND
SEPTEMBER 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max load)
One year#	4.52%
Five year	3.33%
Ten year	5.04%

CLASS B SHARES	(with max load)
One year#	3.71%
Five year	3.24%
Ten year	4.60%

CLASS C SHARES	(with max load)
One year#	6.76%
Five year	3.39%
Ten year	4.71%

CLASS I SHARES
One year#	9.29%
Five year	4.83%
Ten year	6.14%

CLASS R SHARES*
One year#	8.37%
Five year	3.88%
Ten year	5.29%

CLASS Y SHARES**
One year#	8.97%
Five year	4.49%
Ten year	5.63%

# (see note on page 6)

* Performance results for Class R shares prior to October 31, 2006 reflect the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.

** Performance for Class Y Shares prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 9

this position. During the reporting period, the Fund’s allocation to MBS increased from 1.09% to 2.84%. The benchmark index does not include MBS.

We continued to lengthen the Fund’s duration during the reporting period. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. On September 30, 2011, the Fund’s duration was 5.07 years while the benchmark’s duration was 6.67 years. By the end of the reporting period, we had extended the Fund’s duration to roughly 5.79 years compared to 7.07 years for the benchmark index. The Fund’s short duration was a drag on performance as the 10-year Treasury yield declined to 1.63% at the end of the reporting period. However, we believe it is prudent to maintain a short relative duration in this low interest rate environment. The Fund uses Treasury futures to hedge its interest rate position. The futures strategy did not materially impact the Fund’s performance.

The Fund’s high-yield (non-investment grade) bonds, which are not included in the index, made a positive contribution to performance during the 12-month reporting period. At the start of the period, high-yield bonds (not including non-rated bonds) accounted for 12.64% of the Fund’s assets. The BofA Merrill Lynch High Yield Master II Index, a high yield bond index, returned 18.89% during the reporting period.

Outlook

Fiscal policy uncertainty is a distraction to U.S. corporate leadership, which remains somewhat risk averse. This uncertainty has dampened corporations’ plans to invest and hire new workers, so it is critical that corporate leaders gain a better sense of the future path of federal taxes and spending. In addition, financial-sector companies, in particular, must adjust to new post-crisis regulatory rules.

However, we do not expect much fiscal policy clarity for at least the next quarter. The economy would be poised to do better if political leadership produced a creditable fiscal package that reduced uncertainty. That would take pressure off the Fed to continue easing monetary policy.

We expect the economy to continue to grow at a modest pace, consumer price inflation to remain low, and the job market to only slowly improve. The Fed may announce more purchases of Treasury securities early in 2013 after the current maturity extension program expires on December 31. Government-guaranteed bond yields should remain quite low and money-market yields will likely stay close to zero. We continue to favor corporate bonds given the strong balance sheets of most corporate issuers and the attractive value relative to Treasuries.

October 2012

1. Chicago Board Options Exchange data

2. BofA Merrill Lynch U.S. Corporate Master Effective Yield and BofA Merrill Lynch U.S. High Yield
Master II Effective Yield

3. Federal Reserve data

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 10

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 11

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/12	9/30/12	4/1/12 - 9/30/12

CLASS A
Actual	$1,000.00	$1,062.40	$6.12
Hypothetical	1,000.00	$1,019.07	$5.99
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$1,057.50	$10.31
Hypothetical	$1,000.00	$1,014.98	$10.10
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,058.40	$9.92
Hypothetical	$1,000.00	$1,015.36	$9.71
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,065.40	$3.10
Hypothetical	$1,000.00	$1,022.00	$3.03
(5% return per
year before expenses)

CLASS R
Actual	$1,000.00	$1,060.60	$7.57
Hypothetical	$1,000.00	$1,017.65	$7.41
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,063.40	$5.17
Hypothetical	$1,000.00	$1,019.99	$5.06
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.19%, 2.00%, 1.93%, 0.60%, 1.47%, and 1.00% for Class A, Class B, Class C, Class I, Class R, and Class Y, respectively, multiplied by the average account value over the period, mutliplied by 183/366 (to reflect the one-half year period).

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund
and Shareholders of Calvert Income Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert Income Fund (the Fund), a series of The Calvert Fund, as of September 30, 2012, including the schedule of investments, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Income Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 29, 2012

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 13

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

COLLATERALIZED MORTGAGE-BACKED	PRINCIPAL
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.0%	AMOUNT	VALUE
Banc of America Mortgage Trust, 0.306%, 1/25/34 (r)	$40,276,084	$290,592

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $61,452)		290,592

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.3%
GE Capital Commercial Mortgage Corp., 4.826%, 6/10/48 (r)	4,500,000	4,656,614

Total Commercial Mortgage-Backed Securities (Cost $4,656,626)		4,656,614

CORPORATE BONDS - 86.4%
Affiliated Computer Services, Inc., 5.20%, 6/1/15	7,000,000	7,523,131
Agrium, Inc., 3.15%, 10/1/22	1,900,000	1,913,300
Alcoa, Inc., 5.40%, 4/15/21	5,150,000	5,405,728
Alliance Mortgage Investments, Inc.:
12.61%, 6/1/10 (b)(r)(x)*	3,077,944	—
15.36%, 12/1/10 (b)(r)(x)*	17,718,398	—
America Movil SAB de CV:
2.375%, 9/8/16	2,000,000	2,081,178
4.375%, 7/16/42	1,500,000	1,555,746
American International Group, Inc.:
3.00%, 3/20/15	2,000,000	2,070,950
5.05%, 10/1/15	4,350,000	4,765,934
4.875%, 9/15/16	3,000,000	3,348,729
5.60%, 10/18/16	3,000,000	3,417,816
3.80%, 3/22/17	2,750,000	2,957,933
4.875%, 6/1/22	7,000,000	7,888,699
American Tower Corp.:
5.90%, 11/1/21	6,000,000	7,118,118
4.70%, 3/15/22	2,000,000	2,193,854
Amgen, Inc.:
2.50%, 11/15/16	2,000,000	2,099,830
3.875%, 11/15/21	1,575,000	1,692,371
5.15%, 11/15/41	1,000,000	1,114,283
Anadarko Petroleum Corp., 6.375%, 9/15/17	4,500,000	5,425,281
Anheuser-Busch InBev Worldwide, Inc.:
2.50%, 7/15/22	1,900,000	1,926,912
3.75%, 7/15/42	1,000,000	1,002,461
Apache Corp.:
3.25%, 4/15/22	2,000,000	2,149,890
4.75%, 4/15/43	1,500,000	1,713,971
ArcelorMittal:
5.375%, 6/1/13	2,000,000	2,051,072
4.75%, 2/25/17	8,350,000	8,190,173
5.75%, 3/1/21	2,250,000	2,143,643

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 14

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
AT&T, Inc.:
2.95%, 5/15/16	$3,000,000	$3,223,677
1.60%, 2/15/17	3,000,000	3,077,748
3.875%, 8/15/21	8,090,000	9,157,200
3.00%, 2/15/22	2,000,000	2,114,390
5.55%, 8/15/41	1,000,000	1,244,799
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	53,561,000	—
Bank of America Corp.:
2.008%, 7/11/14 (r)	3,000,000	3,030,342
0.719%, 9/15/14 (r)	3,000,000	2,959,161
4.50%, 4/1/15	1,300,000	1,392,555
3.875%, 3/22/17	19,450,000	20,930,884
5.65%, 5/1/18	4,000,000	4,560,704
5.70%, 1/24/22	5,180,000	6,084,226
5.875%, 2/7/42	2,000,000	2,337,820
Bank of America NA:
5.30%, 3/15/17	6,850,000	7,606,541
6.10%, 6/15/17	5,000,000	5,678,725
Bank of Montreal, 1.95%, 1/30/18 (e)	7,235,000	7,580,109
Bank of New York Mellon Corp.:
1.70%, 11/24/14	5,000,000	5,110,415
2.40%, 1/17/17	2,250,000	2,367,866
Bank of Nova Scotia, 1.95%, 1/30/17 (e)	7,215,000	7,559,155
Barrick Gold Corp., 5.25%, 4/1/42	900,000	996,095
BellSouth Corp., 4.02%, 4/26/21 (e)	5,000,000	5,094,355
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	2,500,000	2,591,685
BHP Billiton Finance USA Ltd.:
1.875%, 11/21/16	5,000,000	5,176,280
1.625%, 2/24/17	3,000,000	3,063,180
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate
thereafter to 12/15/55 (r)	32,001,000	35,601,112
Boston Properties LP, 3.70%, 11/15/18	2,400,000	2,602,366
BP Capital Markets plc, 3.245%, 5/6/22	4,800,000	5,079,254
Cantor Fitzgerald LP:
6.375%, 6/26/15 (e)	2,000,000	2,030,548
7.875%, 10/15/19 (e)	17,572,000	18,148,326
Capital One Financial Corp., 2.15%, 3/23/15	1,200,000	1,230,408
Cemex SAB de CV, 5.362%, 9/30/15 (e)(r)	1,500,000	1,428,750
CenturyLink, Inc.:
5.80%, 3/15/22	4,250,000	4,624,620
7.65%, 3/15/42	4,500,000	4,794,349
CF Industries, Inc., 7.125%, 5/1/20	5,000,000	6,275,000
Chesapeake Energy Corp., 7.625%, 7/15/13	6,000,000	6,225,000
Church & Dwight Co., Inc., 2.875%, 10/1/22	3,000,000	3,043,857
CIT Group, Inc.:
4.75%, 2/15/15 (e)	3,125,000	3,257,813
5.25%, 3/15/18	1,550,000	1,662,375
Citigroup, Inc.:
2.438%, 8/13/13 (r)	11,000,000	11,147,026
0.535%, 3/7/14 (r)	5,020,000	4,969,519
6.375%, 8/12/14	3,000,000	3,264,654
4.75%, 5/19/15	3,000,000	3,229,461

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 15

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Citigroup, Inc. (Cont’d):
3.953%, 6/15/16	$7,400,000	$7,917,704
4.45%, 1/10/17	6,900,000	7,578,808
4.50%, 1/14/22	3,000,000	3,293,946
Comcast Corp., 4.65%, 7/15/42	2,000,000	2,139,218
ConAgra Foods, Inc., 3.25%, 9/15/22	2,000,000	2,015,748
Corning, Inc., 4.75%, 3/15/42	6,000,000	6,484,218
Crown Castle Towers LLC:
4.174%, 8/15/37 (e)	2,825,000	3,107,924
4.883%, 8/15/40 (e)	4,558,000	5,129,095
CVS Pass-Through Trust:
5.789%, 1/10/26 (e)	3,645,236	4,055,325
5.88%, 1/10/28	219,523	246,515
6.036%, 12/10/28	7,641,769	8,873,469
Daimler Finance North America LLC, 2.625%, 9/15/16 (e)	1,800,000	1,877,938
DDR Corp., 4.75%, 4/15/18	6,700,000	7,433,503
Deere & Co., 3.90%, 6/9/42	3,450,000	3,568,608
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	2,500,000	2,550,000
Deutsche Telekom International Finance BV, 4.875%, 3/6/42 (e)	3,000,000	3,225,477
Discover Bank, 7.00%, 4/15/20	2,500,000	3,011,235
Discover Financial Services:
6.45%, 6/12/17	1,375,000	1,560,984
5.20%, 4/27/22 (e)	7,104,000	7,783,618
DISH DBS Corp.:
4.625%, 7/15/17 (e)	1,000,000	1,022,500
5.875%, 7/15/22 (e)	825,000	845,625
Dow Chemical Co.:
4.125%, 11/15/21	2,500,000	2,720,188
5.25%, 11/15/41	3,350,000	3,801,232
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	2,555,000	2,657,806
Eastman Chemical Co., 3.60%, 8/15/22	3,800,000	4,002,935
Ecolab, Inc.:
4.35%, 12/8/21	1,560,000	1,769,775
5.50%, 12/8/41	1,000,000	1,243,657
Enterprise Products Operating LLC, 7.034% to 1/15/18,
floating rate thereafter to 1/15/68 (r)	18,975,000	21,252,000
ERP Operating LP, 4.625%, 12/15/21	2,450,000	2,823,370
Express Scripts Holding Co.:
2.75%, 11/21/14 (e)	1,330,000	1,381,006
2.65%, 2/15/17 (e)	1,500,000	1,571,855
3.90%, 2/15/22 (e)	1,500,000	1,634,177
FBG Finance Ltd., 5.125%, 6/15/15 (e)	4,000,000	4,437,492
First Niagara Financial Group, Inc., 6.75%, 3/19/20	3,000,000	3,453,045
Ford Motor Credit Co. LLC:
3.875%, 1/15/15	4,400,000	4,598,418
4.207%, 4/15/16	7,295,000	7,730,818
3.984%, 6/15/16	7,450,000	7,852,330
4.25%, 2/3/17	5,000,000	5,313,975
France Telecom SA, 5.375%, 1/13/42	4,000,000	4,700,040
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/22	4,850,000	4,854,898

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 16

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
General Electric Capital Corp.:
3.35%, 10/17/16	$2,900,000	$3,122,244
2.90%, 1/9/17	4,000,000	4,231,920
5.40%, 2/15/17	3,000,000	3,463,536
2.30%, 4/27/17	6,000,000	6,167,640
3.15%, 9/7/22	6,000,000	6,026,910
5.875%, 1/14/38	2,000,000	2,383,322
General Electric Capital Corp. / LJ VP Holdings LLC,
3.80%, 6/18/19 (e)	3,000,000	3,165,675
Georgia-Pacific LLC, 8.25%, 5/1/16 (e)	2,000,000	2,152,192
Gilead Sciences, Inc., 5.65%, 12/1/41	1,000,000	1,250,797
Glitnir Banki HF:
3.046%, 4/20/10 (e)(r)(y)*	42,295,000	12,688,500
6.375%, 9/25/12 (e)(y)*	600,000	180,000
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)(y)*	8,400,000	63,000
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	8,869,665	7,792,799
Goldman Sachs Group, Inc.:
6.15%, 4/1/18	15,975,000	18,645,685
5.75%, 1/24/22	9,550,000	11,000,416
Great River Energy, 5.829%, 7/1/17 (e)	16,890,059	18,287,543
Hartford Financial Services Group, Inc.:
5.125%, 4/15/22	1,000,000	1,123,242
6.10%, 10/1/41	4,000,000	4,499,588
6.625%, 4/15/42	1,000,000	1,209,331
HCA, Inc., 6.25%, 2/15/13	3,550,000	3,598,813
Health Care REIT, Inc., 5.25%, 1/15/22	2,000,000	2,252,124
HOA Restaurant Group LLC / HOA Finance Corp.,
11.25%, 4/1/17 (e)	1,750,000	1,596,875
HSBC Holdings plc, 4.00%, 3/30/22	5,000,000	5,364,585
International Business Machines Corp.:
1.25%, 2/6/17	5,000,000	5,082,485
2.90%, 11/1/21	3,100,000	3,312,710
Interpublic Group of Cos, Inc., 10.00%, 7/15/17	2,575,000	2,861,469
Jefferies Group, Inc., 5.125%, 4/13/18	2,000,000	2,030,000
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	109,297	109
John Deere Capital Corp.:
1.25%, 12/2/14	1,000,000	1,015,686
2.00%, 1/13/17	1,500,000	1,562,523
JPMorgan Chase & Co.:
1.498%, 9/22/15 (r)	4,000,000	4,016,932
4.40%, 7/22/20	3,000,000	3,301,761
4.50%, 1/24/22	25,850,000	28,674,112
K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	2,000,000	2,168,750
Kaupthing Bank HF, 3.491%, 1/15/10 (e)(r)(y)*	39,000,000	10,530,000
Kern River Funding Corp., 6.676%, 7/31/16 (e)	69,510	78,113
Kinder Morgan Energy Partners LP, 5.625%, 9/1/41	2,960,000	3,311,515
Kraft Foods Group, Inc.:
2.25%, 6/5/17 (e)	1,000,000	1,029,504
3.50%, 6/6/22 (e)	1,900,000	2,007,523
5.00%, 6/4/42 (e)	900,000	1,004,019
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	39,869,000	38,872,275

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 17

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Lender Processing Services, Inc., 5.75%, 4/15/23	$1,500,000	$1,500,000
Leucadia National Corp., 8.125%, 9/15/15	3,320,000	3,743,300
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/1/19 (e)	3,700,000	3,681,500
LL & P Wind Energy, Inc. Washington Revenue Bonds:
5.733%, 12/1/17 (e)	5,060,000	5,217,568
5.983%, 12/1/22 (e)	12,695,000	12,707,187
6.192%, 12/1/27 (e)	2,675,000	2,536,729
Lowe’s Co.’s, Inc.:
3.80%, 11/15/21	2,220,000	2,450,665
5.125%, 11/15/41	500,000	581,007
Macy’s Retail Holdings, Inc., 3.875%, 1/15/22	3,000,000	3,234,183
Masco Corp.:
4.80%, 6/15/15	4,540,000	4,781,873
5.85%, 3/15/17	1,990,000	2,160,449
Mastro’s Restaurants LLC/RRG Finance Corp., 12.00%, 6/1/17 (e)	1,500,000	1,545,000
MetLife Institutional Funding II, 1.361%, 4/4/14 (e)(r)	4,800,000	4,838,030
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	40,302,500	10,277,137
Molson Coors Brewing Co., 3.50%, 5/1/22	2,000,000	2,119,116
Morgan Stanley:
6.25%, 8/28/17	7,000,000	7,941,143
5.50%, 1/26/20	6,000,000	6,530,946
5.50%, 7/24/20	6,500,000	7,018,089
National Fuel Gas Co., 6.50%, 4/15/18	4,800,000	5,701,219
Nationwide Health Properties, Inc.:
6.90%, 10/1/37	10,460,000	13,312,588
6.59%, 7/7/38 (b)	4,023,000	5,028,750
NBCUniversal Media LLC:
4.375%, 4/1/21	4,500,000	5,102,712
2.875%, 1/15/23	2,800,000	2,794,876
4.45%, 1/15/43	2,800,000	2,790,452
New York Life Global Funding, 1.65%, 5/15/17 (e)	2,000,000	2,039,208
Newmont Mining Corp.:
3.50%, 3/15/22	3,900,000	3,956,242
4.875%, 3/15/42	3,900,000	3,997,282
NII Capital Corp., 8.875%, 12/15/19	3,900,000	3,276,000
Nissan Motor Acceptance Corp., 1.95%, 9/12/17 (e)	2,350,000	2,370,812
Noble Holding International Ltd., 3.95%, 3/15/22	3,000,000	3,147,960
NYU Hospitals Center, 4.428%, 7/1/42	1,400,000	1,422,736
Omnicom Group, Inc., 3.625%, 5/1/22	3,000,000	3,168,603
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	5,080,000	2,844,800
PacifiCorp:
2.95%, 2/1/22	2,000,000	2,119,416
4.10%, 2/1/42	4,000,000	4,235,808
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%,
3/15/18 (e)	4,800,000	4,803,106
PepsiCo, Inc., 2.75%, 3/5/22	7,100,000	7,371,028
Pernod-Ricard SA:
4.25%, 7/15/22 (e)	1,950,000	2,122,971
5.50%, 1/15/42 (e)	3,900,000	4,450,298

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 18

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Pioneer Natural Resources Co.:
5.875%, 7/15/16	$17,840,000	$20,323,845
3.95%, 7/15/22	2,000,000	2,124,552
PNC Funding Corp., 5.625%, 2/1/17	2,000,000	2,302,484
PPF Funding, Inc., 5.50%, 1/15/14 (e)	500,000	512,364
QVC, Inc., 5.125%, 7/2/22 (e)	2,250,000	2,382,784
Rio Tinto Finance USA plc, 3.50%, 3/22/22	4,850,000	5,057,580
Rock-Tenn Co., 4.90%, 3/1/22 (e)	1,000,000	1,083,273
Royal Bank of Canada, 1.45%, 10/30/14	4,650,000	4,729,441
Rural Electric Cooperative Grantor Trust Certificates VRDN,
0.26%, 12/18/17 (r)	2,000,000	2,000,000
SABMiller Holdings, Inc.:
2.45%, 1/15/17 (e)	2,000,000	2,091,922
3.75%, 1/15/22 (e)	4,215,000	4,577,224
4.95%, 1/15/42 (e)	3,000,000	3,491,202
Safeway, Inc.:
1.904%, 12/12/13 (r)	4,000,000	4,000,832
4.75%, 12/1/21	2,369,000	2,415,245
SBA Tower Trust, 4.254%, 4/15/40 (e)	5,772,000	6,080,034
Simon Property Group LP:
6.125%, 5/30/18	3,593,000	4,388,102
4.125%, 12/1/21	5,000,000	5,545,485
Southern Power Co., 5.15%, 9/15/41	1,925,000	2,206,321
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter
to 10/15/97 (b)(e)(r)	26,500,000	13,047,540
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	8,650,000	9,255,500
SSIF Nevada LP, 1.155%, 4/14/14 (e)(r)	16,000,000	16,072,544
SunTrust Bank:
0.721%, 8/24/15 (r)	3,350,000	3,231,681
7.25%, 3/15/18	2,500,000	3,020,425
Symantec Corp.:
4.20%, 9/15/20	2,000,000	2,077,100
3.95%, 6/15/22	3,625,000	3,668,649
Syngenta Finance NV:
3.125%, 3/28/22	2,000,000	2,101,000
4.375%, 3/28/42	2,000,000	2,178,168
Target Corp.:
2.90%, 1/15/22	1,400,000	1,483,427
4.00%, 7/1/42	3,350,000	3,428,762
Telefonica Emisiones SAU, 3.992%, 2/16/16	7,420,000	7,382,900
The Gap, Inc., 5.95%, 4/12/21	5,940,000	6,616,679
TIERS Trust, 8.45%, 12/1/17 (b)(e)(n)*	8,559,893	—
Time Warner Cable, Inc.:
4.00%, 9/1/21	5,700,000	6,284,723
5.50%, 9/1/41	4,200,000	4,752,661
4.50%, 9/15/42	2,000,000	1,994,554
Time Warner, Inc.:
4.00%, 1/15/22	3,000,000	3,308,664
3.40%, 6/15/22	2,300,000	2,429,074
5.375%, 10/15/41	4,940,000	5,622,589
4.90%, 6/15/42	1,500,000	1,645,767

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 19

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	$187,750,000	$20,765,150
2/15/45	456,811,239	71,445,278
Toronto-Dominion Bank, 2.375%, 10/19/16	4,250,000	4,470,329
Total Capital International SA:
1.55%, 6/28/17	2,000,000	2,037,504
2.70%, 1/25/23	2,000,000	2,038,566
Toyota Motor Credit Corp.:
2.05%, 1/12/17	3,500,000	3,639,650
3.30%, 1/12/22	1,750,000	1,897,359
TransContinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42 (e)	2,250,000	2,300,121
Union Pacific Corp.:
2.95%, 1/15/23	2,000,000	2,074,514
4.30%, 6/15/42	1,000,000	1,066,406
United Technologies Corp., 4.50%, 6/1/42	2,900,000	3,250,277
UnitedHealth Group, Inc.:
3.375%, 11/15/21	1,750,000	1,865,792
4.625%, 11/15/41	1,750,000	1,889,627
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	25,000,000	26,555,550
Verizon Communications, Inc.:
3.50%, 11/1/21	4,750,000	5,240,333
4.75%, 11/1/41	5,000,000	5,748,495
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	20,200,000	19,972,750
Walt Disney Co.:
0.875%, 12/1/14	1,000,000	1,010,426
2.55%, 2/15/22	4,900,000	5,033,074
4.125%, 12/1/41	2,750,000	3,053,834
Watson Pharmaceuticals, Inc., 3.25%, 10/1/22	1,000,000	1,012,808
WellPoint, Inc., 4.65%, 1/15/43	2,000,000	2,040,012
Willis North America, Inc., 5.625%, 7/15/15	2,430,000	2,632,300
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	20,332,250	13,038,055
Xstrata Finance Canada Ltd., 2.85%, 11/10/14 (e)	1,500,000	1,542,062

Total Corporate Bonds (Cost $1,339,802,882)		1,265,406,209

MUNICIPAL OBLIGATIONS - 3.9%
La Verne California Revenue Bonds, 5.62%, 6/1/16	840,000	873,499
Moreno Valley California Public Financing Authority Revenue Bonds,
5.549%, 5/1/27	3,000,000	3,031,620
Union County Arkansas Industrial Development Revenue VRDN,
0.84%, 10/1/27 (r)	4,000,000	4,000,000
Wells Fargo Bank NA Custodial Receipts Revenue Bonds:
6.584%, 9/1/27 (e)	6,080,000	6,731,654
6.734%, 9/1/47 (e)	37,950,000	41,881,620

Total Municipal Obligations (Cost $51,808,413)		56,518,393

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 20

U.S. GOVERNMENT AGENCIES	PRINCIPAL
AND INSTRUMENTALITIES - 0.0%	AMOUNT	VALUE
Overseas Private Investment Corp., 4.05%, 11/15/14	$519,200	$529,828
Premier Aircraft Leasing EXIM 1 Ltd., 3.547%, 4/10/22	127	138

Total U.S. Government Agencies and Instrumentalities (Cost $519,636)		529,966

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 2.9%
Fannie Mae:
3.00%, 10/12/12	28,900,000	30,507,563
3.00%, 11/12/12	10,575,000	11,131,837
Ginnie Mae, 11.00%, 10/15/15	212	216

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $41,112,213)		41,639,616

U.S. TREASURY OBLIGATIONS - 1.8%
United States Treasury Bonds:
3.00%, 5/15/42	9,602,000	9,956,074
2.75%, 8/15/42	770,000	757,247
United States Treasury Notes:
0.625%, 8/31/17	8,035,000	8,040,022
0.625%, 9/30/17	6,680,000	6,678,958
1.00%, 8/31/19	345,000	344,138
1.625%, 8/15/22	1,070,000	1,068,829

Total U.S. Treasury Obligations (Cost $26,955,796)		26,845,268

SOVEREIGN GOVERNMENT BONDS - 1.1%
Province of Ontario Canada:
3.00%, 7/16/18	5,535,000	6,056,397
1.65%, 9/27/19	4,000,000	4,011,600
2.45%, 6/29/22	6,600,000	6,699,290

Total Sovereign Government Bonds (Cost $16,344,877)		16,767,287

FLOATING RATE LOANS (d) - 0.5%
Chesapeake Energy Corp., 8.50%, 12/2/17 (r)	5,000,000	5,012,500
Clear Channel Communications, Inc., 3.866%, 1/29/16 (r)	2,586,677	2,110,162

Total Floating Rate Loans (Cost $7,348,674)		7,122,662

TIME DEPOSIT - 3.5%
State Street Bank Time Deposit, 0.113%, 10/1/12	51,642,728	51,642,728

Total Time Deposit (Cost $51,642,728)		51,642,728

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 21

EQUITY SECURITIES - 0.9%	SHARES	VALUE
Avado Brands, Inc. (b)*	4,803	—
CoBank ACB, Preferred (e)	3,000	$2,016,563
Intermet Corp. (b)*	4,772	—
Woodbourne Capital:
Trust I, Preferred (b)(e)	6,450,000	2,772,855
Trust II, Preferred (b)(e)	6,450,000	2,772,855
Trust III, Preferred (b)(e)	6,450,000	2,772,855
Trust IV, Preferred (b)(e)	6,450,000	2,772,855

Total Equity Securities (Cost $27,133,573)		13,107,983

TOTAL INVESTMENTS (Cost $1,567,386,870) - 101.3%		1,484,527,318
Other assets and liabilities, net - (1.3%)		(19,717,819)
NET ASSETS - 100%		$1,464,809,499

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACEAMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Sold:
2 Year U.S. Treasury Notes	558	12/12	$123,056,438	($45,104)
5 Year U.S. Treasury Notes	682	12/12	84,999,578	(355,590)
10 Year U.S. Treasury Notes	515	12/12	68,744,453	(133,683)
Total Sold				($534,377)

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 22

(b) This security was valued by the Board of Trustees. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (LIBOR) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to dis position of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) Security is in default and is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Banki HF and Kaupthing Bank HF (the Banks) on
October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. These securities are no longer accruing interest.

* Non-income producing security.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
REIT: Real Estate Investment Trust
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 23

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2012

ASSETS
Investments in securities, at value (Cost $1,567,386,870, respectively) see
accompanying schedules		$1,484,527,318
Cash		20,705
Receivable for securities sold		71,282,931
Receivable for shares sold		1,176,975
Interest and dividends receivable		13,186,232
Collateral at broker (cash)		1,065,350
Other assets		27,473
Total Assets		1,571,286,984

LIABILITIES
Payable for securities purchased		99,930,860
Payable for shares sold		4,490,206
Payable for futures variation margin		47,064
Payable to Calvert Investment Management, Inc.		736,229
Payable to Calvert Investment Administrative Services, Inc.		343,710
Payable to Calvert Investment Services, Inc.		18,317
Payable to Calvert Investment Distributors, Inc		379,107
Accrued expenses and other liabilities		531,992
Total Liabilities		106,477,485
NET ASSETS		$1,464,809,499

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 65,044,226 shares outstanding		$1,546,533,789
Class B: 635,583 shares outstanding		27,636,801
Class C: 10,665,182 shares outstanding		214,283,452
Class I: 6,628,006 shares outstanding		136,716,132
Class R: 496,945 shares outstanding		7,403,027
Class Y: 4,929,754 shares outstanding		77,274,647
Undistributed net investment income (loss)		210,537
Accumulated net realized gain (loss)		(461,854,957)
Net unrealized appreciation (depreciation)		(83,393,929)

NET ASSETS		$1,464,809,499

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $1,077,076,870)	$16.56
Class B	(based on net aasets of $10,463,182)	$16.46
Class C	(based on net assets of $176,599,503)	$16.56
Class I	(based on net assets of $109,865,970)	$16.58
Class R	(based on net assets of $8,282,929)	$16.67
Class Y	(based on net assets of $82,521,045)	$16.74

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 24

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$76,940,786
Dividend income	1,077,492
Total investment income	78,018,278

Expenses:
Investment advisory fee	6,732,588
Administrative fees	4,797,602
Transfer agency fees and expenses	2,997,019
Distribution Plan expenses:
Class A	3,125,153
Class B	155,987
Class C	1,928,208
Class R	45,503
Trustees’ fees and expenses	147,327
Custodian fees	164,999
Registration fees	79,155
Reports to shareholders	638,216
Professional fees	345,913
Accounting fees	193,204
Miscellaneous	989,140
Total expenses	22,340,014
Reimbursement from Advisor:
Class B	(14,381)
Class R	(12,652)
Fees paid indirectly	(1,081)
Net expenses	22,311,900

NET INVESTMENT INCOME	55,706,378

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(99,965,845)
Futures	1,486,148
(98,479,697)

Change in unrealized appreciation (depreciation) on:
Investments	178,202,757
Futures	(2,655,961)
175,546,796

NET REALIZED AND UNREALIZED GAIN
(LOSS)	77,067,099

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$132,773,477

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 25

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$55,706,378	$79,224,957
Net realized gain (loss)	(98,479,697)	8,002,443
Change in unrealized appreciation (depreciation)	175,546,796	(57,954,825)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	132,773,477	29,272,575

Distributions to shareholders from:
Net investment income:
Class A shares	(41,853,276)	(60,587,634)
Class B shares	(405,837)	(688,609)
Class C shares	(5,065,897)	(6,433,930)
Class I shares	(5,013,765)	(7,884,658)
Class R shares	(288,521)	(334,565)
Class Y shares	(3,334,822)	(3,487,062)
Total distributions	(55,962,118)	(79,416,458)

Capital share transactions:
Shares sold
Class A shares	111,730,313	194,409,378
Class B shares	286,985	312,672
Class C shares	8,808,066	9,795,124
Class I shares	28,475,428	36,187,405
Class R shares	1,459,009	2,319,034
Class Y shares	14,882,689	59,965,750
Reinvestment of distributions:
Class A shares	36,609,646	52,455,654
Class B shares	309,687	527,863
Class C shares	3,076,662	3,666,211
Class I shares	4,532,158	5,747,673
Class R shares	247,214	270,325
Class Y shares	1,644,139	1,173,274
Redemption fees:
Class A shares	12,293	32,202
Class B shares	6	—
Class C shares	355	515
Class I shares	403	13
Class R shares	—	5
Class Y shares	2,104	1,143
Shares redeemed:
Class A shares	(649,365,310)	(1,009,871,302)
Class B shares	(11,998,328)	(17,823,743)
Class C shares	(58,129,453)	(98,162,160)
Class I shares	(86,382,851)	(141,682,187)
Class R shares	(3,203,948)	(5,343,289)
Class Y shares	(50,031,886)	(51,210,235)
Total capital share transactions	(647,034,619)	(957,228,675)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(570,223,260)	(1,007,372,558)

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 26

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS - cont’d
	Year ended	Year ended
	September 30,	September 30,
NET ASSETS	2012	2011
Beginning of year	$2,035,032,759	$3,042,405,317
End of year (including undistributed net
investment income of $210,537 and $0, respectively)	$1,464,809,499	$2,035,032,759

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	6,996,396	12,102,239
Class B shares	18,112	19,614
Class C shares	550,896	610,012
Class I shares	1,777,193	2,248,798
Class R shares	90,862	143,278
Class Y shares	922,194	3,663,454
Reinvestment of distributions:
Class A shares	2,291,169	3,273,571
Class B shares	19,513	33,106
Class C shares	192,414	228,789
Class I shares	283,059	358,413
Class R shares	15,355	16,758
Class Y shares	101,710	72,277
Shares redeemed:
Class A shares	(40,688,832)	(62,932,411)
Class B shares	(755,301)	(1,115,745)
Class C shares	(3,639,515)	(6,117,483)
Class I shares	(5,410,925)	(8,834,865)
Class R shares	(197,629)	(330,435)
Class Y shares	(3,095,703)	(3,159,253)
Total capital share activity	(40,529,032)	(59,719,883)

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 27

NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers six classes of shares of beneficial interest - Classes A, B, C, I, R, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class R shares are generally only available to certain retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares have no front-end or deferred sales charge and have a higher level of expenses than Class A Shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 28

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Funds’ investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official clos-

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 29

ing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 30

At September 30, 2012, securities valued at $131,655,384, or 9.0% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2012:

		VALUATION INPUTS
Investments in Securities*	Level 1	Level 2	Level 3		Total
Collateralized mortgage-backed
obligations	—	$290,592	—		$290,592
Commercial mortgage-backed
securities	—	4,656,614	—		4,656,614
Corporate debt	—	1,242,081,421	$$23,324,786		1,265,406,209
Equity securities	$2,016,563	11,091,420	—		13,107,983
Municipal obligations	—	56,518,393	—		56,518,393
U.S. government obligations	—	69,014,850	—		69,014,850
Other debt obligations	—	75,532,677	—		75,532,677
TOTAL	$2,016,563	$1,459,185,967	$$23,324,786	***	$1,484,527,318

Other financial instruments**	($534,377)	—	—		($534,377)

* For a complete listing of investments, please refer to the Schedule of Investments.

** Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

*** Level 3 Securities represent 1.6% of net assets.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	EQUITY	CORPORATE
	SECURITIES	DEBT	TOTAL
Balance as of 9/30/11	$96	$114,466,189	$114,466,285
Accrued discounts/premiums	—	328,875	328,875
Realized gain (loss)	—	(17,582,361)	(17,582,361)
Change in unrealized appreciation (depreciation)	(96)	9,422,649	9,422,553
Purchases		90,746	90,746
Sales	—	(4,238,424)	(4,238,424)
Transfers in and/ or out of Level 3[1]	—	(79,162,888)[2]	(79,162,888)
Balance as of 9/30/12	—	$23,324,786	$23,324,786

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

2 Transferred from Level 3 to Level 2 because observable inputs were obtained for the securities.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 31

For the year ended September 30, 2012, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $22,122,249. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Schedule of Investments.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 32

During the year, the Fund invested in 2 year, 5 year, and 10 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the year with a weighted average of 4,127 contracts and $50,962,481 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are covered with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 23.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 33

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I and Class R shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the banks. These credits are used to reduce the Fund’s expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of this pronouncement will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .40% on the first $2 billion, .375% on the next $5.5 billion, .35% on the next $2.5 billion and .325% over $10 billion.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013 for Class I, R and Y. The contractual expense caps are .84%,

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 34

1.47%, and 1.09%, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, C, R, and Y shares pay an annual rate of .30% on the first $3 billion, .25% on the next $2 billion, and .225% over $5 billion of the combined class A, B, C, R, and Y assets of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, B, C, and R shares, allow the Fund to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50%, 1.00%, 1.00%, and .75% annually of the Fund’s average daily net assets of Class A, B, C, and R, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, 1.00%, and .50% of the Fund’s average daily net assets of Class A, B, C, and R, respectively. Class I and Y shares do not have Distribution Plan expenses.

CID received $41,069 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $251,707 for the year ended September 30, 2012. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The independent Trustees also received a fee between $1,500 and $2,000 for each special meeting they attended during the year. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $1,420,013,976 and $1,801,612,961, respectively. U.S. government security purchases and sales were $1,955,637,782 and $2,076,104,903, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2012, such purchase and sales transactions were $129,035,000 and $145,009,180, respectively. The realized gain on the sales transactions was $66,564.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 35

CAPITAL LOSS CARRYFORWARDS
PRE-ENACTMENT
EXPIRATION DATE
30-Sep-16	($3,976,802)
30-Sep-18	(254,299,863)
30-Sep-19	(77,128,701)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration.

The Fund intends to elect to defer net capital losses of $124,306,125 incurred from November 1, 2011 through September 30, 2012 and treat them as arising in the fiscal year ending September 30, 2013.

The tax character of dividends and distributions paid during the years ended September 30, 2012 and September 30, 2011 were as follows:

Distributions paid from:	2012	2011
Ordinary income	$55,962,118	$79,416,458
Total	$55,962,118	$79,416,458

As of September 30, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$94,174,767
Unrealized (depreciation)	(179,701,073)
Net unrealized appreciation/(depreciation)	($85,526,306)

Undistributed ordinary income	$210,537
Capital loss carryforward	($335,405,366)

Federal income tax cost of investments	$1,570,053,624

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, Section 1256 contracts and deferrals of post October losses.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 36

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities and tax-exempt income.

Undistributed net investment income	$466,277
Accumulated net realized gain (loss)	(467,329)
Paid-in capital	1,052

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2012.

NOTE E — OTHER

On October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio holdings was then being fair valued. The Advisor subsequently determined that it was appropriate to change the fair value prices at which that portfolio holding as well as certain related holdings had been carried from March 2008 through the Fund’s fiscal year end. These adjustments had the effect of changing the net asset value at which shareholder subscriptions and redemptions were executed during the period. Accordingly, in order to correct these shareholder trades, the Advisor contributed $12,614,421 to the Fund on December 27, 2011, for the benefit of affected shareholders.

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 37

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS A SHARES	2012	2011	2010
Net asset value, beginning	$15.77	$16.12	$15.39
Income from investment operations:
Net investment income	.54	.52	.53
Net realized and unrealized gain (loss)	.79	(.35)	.72
Total from investment operations	1.33	.17	1.25
Distributions from:
Net investment income	(.54)	(.52)	(.52)
Total distributions	(.54)	(.52)	(.52)
Total increase (decrease) in net asset value	.79	(.35)	.73
Net asset value, ending	$16.56	$15.77	$16.12

Total return*	8.63%	1.06%	8.27%
Ratios to average net assets: A
Net investment income	3.33%	3.20%	3.33%
Total expenses	1.30%	1.25%	1.23%
Expenses before offsets	1.30%	1.25%	1.23%
Net expenses	1.30%	1.25%	1.23%
Portfolio turnover	210%	223%	259%
Net assets, ending (in thousands)	$1,077,077	$1,521,374	$2,321,499

		YEARS ENDED
		September 30,	September 30,
CLASS A SHARES		2009	2008 (z)
Net asset value, beginning		$15.19	$16.72
Income from investment operations:
Net investment income		.63	.79
Net realized and unrealized gain (loss)		.24	(1.25)
Total from investment operations		.87	(.46)
Distributions from:
Net investment income		(.62)	(.79)
Net realized gain		(.05)	(.28)
Total distributions		(.67)	(1.07)
Total increase (decrease) in net asset value		.20	(1.53)
Net asset value, ending		$15.39	$15.19

Total return*		6.24%	(3.01%)
Ratios to average net assets: A
Net investment income		4.45%	4.86%
Total expenses		1.24%	1.16%
Expenses before offsets		1.24%	1.16%
Net expenses		1.23%	1.16%
Portfolio turnover		793%	982%
Net assets, ending (in thousands)		$3,041,314	$4,462,549

See notes to financial highlights.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 38

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS B SHARES	2012	2011	2010
Net asset value, beginning	$15.69	$16.05	$15.32
Income from investment operations:
Net investment income	.42	.37	.39
Net realized and unrealized gain (loss)	.78	(.34)	.72
Total from investment operations	1.20	.03	1.11
Distributions from:
Net investment income	(.43)	(.39)	(.38)
Total distributions	(.43)	(.39)	(.38)
Total increase (decrease) in net asset value	.77	(.36)	.73
Net asset value, ending	$16.46	$15.69	$16.05

Total return*	7.78%	0.16%	7.36%
Ratios to average net assets: A
Net investment income	2.58%	2.35%	2.43%
Total expenses	2.17%	2.11%	2.10%
Expenses before offsets	2.08%	2.11%	2.10%
Net expenses	2.08%	2.11%	2.10%
Portfolio turnover	210%	223%	259%
Net assets, ending (in thousands)	$10,463	$21,239	$38,770

		YEARS ENDED
		September 30,	September 30,
CLASS B SHARES		2009	2008 (z)
Net asset value, beginning		$15.12	$16.68
Income from investment operations:
Net investment income		.50	.67
Net realized and unrealized gain (loss)		.24	(1.28)
Total from investment operations		.74	(.61)
Distributions from:
Net investment income		(.49)	(.67)
Net realized gain		(.05)	(.28)
Total distributions		(.54)	(.95)
Total increase (decrease) in net asset value		.20	(1.56)
Net asset value, ending		$15.32	$15.12

Total return*		5.33%	(3.89%)
Ratios to average net assets: A
Net investment income		3.60%	4.07%
Total expenses		2.13%	2.00%
Expenses before offsets		2.13%	2.00%
Net expenses		2.12%	2.00%
Portfolio turnover		793%	982%
Net assets, ending (in thousands)		$59,127	$94,880

See notes to financial highlights.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 39

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS C SHARES	2012	2011	2010
Net asset value, beginning	$15.77	$16.12	$15.38
Income from investment operations:
Net investment income	.42	.40	.42
Net realized and unrealized gain (loss)	.79	(.34)	.73
Total from investment operations	1.21	.06	1.15
Distributions from:
Net investment income	(.42)	(.41)	(.41)
Total distributions	(.42)	(.41)	(.41)
Total increase (decrease) in net asset value	.79	(.35)	.74
Net asset value, ending	$16.56	$15.77	$16.12

Total return*	7.83%	0.35%	7.56%
Ratios to average net assets: A
Net investment income	2.61%	2.50%	2.62%
Total expenses	2.01%	1.94%	1.93%
Expenses before offsets	2.01%	1.94%	1.93%
Net expenses	2.01%	1.94%	1.93%
Portfolio turnover	210%	223%	259%
Net assets, ending (in thousands)	$176,600	$213,870	$303,615

		YEARS ENDED
		September 30,	September 30,
CLASS C SHARES		2009	2008 (z)
Net asset value, beginning		$15.18	$16.71
Income from investment operations:
Net investment income		.52	.68
Net realized and unrealized gain (loss)		.25	(1.25)
Total from investment operations		.77	(.57)
Distributions from:
Net investment income		(.52)	(.68)
Net realized gain		(.05)	(.28)
Total distributions		(.57)	(.96)
Total increase (decrease) in net asset value		.20	(1.53)
Net asset value, ending		$15.38	$15.18

Total return*		5.48%	(3.69%)
Ratios to average net assets: A
Net investment income		3.74%	4.16%
Total expenses		1.93%	1.85%
Expenses before offsets		1.93%	1.85%
Net expenses		1.93%	1.85%
Portfolio turnover		793%	982%
Net assets, ending (in thousands)		$372,838	$478,073

See notes to financial highlights.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 40

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS I SHARES	2012	2011	2010
Net asset value, beginning	$15.79	$16.14	$15.40
Income from investment operations:
Net investment income	.64	.63	.63
Net realized and unrealized gain (loss)	.79	(.34)	.73
Total from investment operations	1.43	.29	1.36
Distributions from:
Net investment income	(.64)	(.64)	(.62)
Total distributions	(.64)	(.64)	(.62)
Total increase (decrease) in net asset value	.79	(.35)	.74
Net asset value, ending	$16.58	$15.79	$16.14
Total return*	9.29%	1.78%	9.05%
Ratios to average net assets: A
Net investment income	3.96%	3.90%	4.01%
Total expenses	.66%	.56%	.55%
Expenses before offsets	.66%	.56%	.55%
Net expenses	.66%	.56%	.55%
Portfolio turnover	210%	223%	259%
Net assets, ending (in thousands)	$109,866	$157,548	$261,542

		YEARS ENDED
		Septmeber 30,	September 30,
CLASS I SHARES		2009	2008 (z)
Net asset value, beginning		$15.20	$16.72
Income from investment operations:
Net investment income		.72	.89
Net realized and unrealized gain (loss)		.24	(1.24)
Total from investment operations		.96	(.35)
Distributions from:
Net investment income		(.71)	(.89)
Net realized gain		(.05)	(.28)
Total distributions		(.76)	(1.17)
Total increase (decrease) in net asset value		.20	(1.52)
Net asset value, ending		$15.40	$15.20

Total return*		6.94%	(2.36%)
Ratios to average net assets: A
Net investment income		5.14%	5.47%
Total expenses		.55%	.53%
Expenses before offsets		.55%	.53%
Net expenses		.55%	.53%
Portfolio turnover		793%	982%
Net assets, ending (in thousands)		$307,978	$355,103

See notes to financial highlights.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 41

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS R SHARES	2012	2011	2010
Net asset value, beginning	$15.88	$16.22	$15.48
Income from investment operations:
Net investment income	.51	.48	.49
Net realized and unrealized gain (loss)	.79	(.34)	.73
Total from investment operations	1.30	.14	1.22
Distributions from:
Net investment income	(.51)	(.48)	(.48)
Total distributions	(.51)	(.48)	(.48)
Total increase (decrease) in net asset value	.79	(.34)	.74
Net asset value, ending	$16.67	$15.88	$16.22

Total return*	8.37%	0.88%	8.01%
Ratios to average net assets: A
Net investment income	3.14%	2.98%	3.11%
Total expenses	1.61%	1.54%	1.45%
Expenses before offsets	1.47%	1.47%	1.45%
Net expenses	1.47%	1.47%	1.45%
Portfolio turnover	210%	223%	259%
Net assets, ending (in thousands)	$8,283	$9,340	$12,306

		YEARS ENDED
		September 30,	September 30,
CLASS R SHARES		2009	2008 (z)
Net asset value, beginning		$15.25	$16.75
Income from investment operations:
Net investment income		.58	.71
Net realized and unrealized gain (loss)		.27	(1.23)
Total from investment operations		.85	(.52)
Distributions from:
Net investment income		(.57)	(.70)
Net realized gain		(.05)	(.28)
Total distributions		(.62)	(.98)
Total increase (decrease) in net asset value		.23	(1.50)
Net asset value, ending		$15.48	$15.25

Total return*		6.05%	(3.33%)
Ratios to average net assets: A
Net investment income		4.06%	4.44%
Total expenses		1.51%	1.78%
Expenses before offsets		1.48%	1.47%
Net expenses		1.47%	1.47%
Portfolio turnover		793%	982%
Net assets, ending (in thousands)		$11,571	$6,179

See notes to financial highlights.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 42

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS Y SHARES	2012	2011	2010
Net asset value, beginning	$15.95	$16.29	$15.53
Income from investment operations:
Net investment income	.61	.58	.56
Net realized and unrealized gain (loss)	.79	(.34)	.76
Total from investment operations	1.40	.24	1.32
Distributions from:
Net investment income	(.61)	(.58)	(.56)
Total distributions	(.61)	(.58)	(.56)
Total increase (decrease) in net asset value	.79	(.34)	.76
Net asset value, ending	$16.74	$15.95	$16.29

Total return*	8.97%	1.48%	8.65%
Ratios to average net assets: A
Net investment income	3.70%	3.53%	3.76%
Total expenses	.95%	.87%	.83%
Expenses before offsets	.95%	.87%	.83%
Net expenses	.95%	.87%	.83%
Portfolio turnover	210%	223%	259%
Net assets, ending (in thousands)	$85,521	$111,661	$104,674

		PERIODS ENDED
		Septmeber 30,	September 30,
CLASS Y SHARES		2009	2008	## (z)
Net asset value, beginning		$15.29	$16.38
Income from investment operations:
Net investment income		.67	.31
Net realized and unrealized gain (loss)		.27	(1.02)
Total from investment operations		.94	(.71)
Distributions from:
Net investment income		(.65)	(.38)
Net realized gain		(.05)	—
Total distributions		(.70)	(.38)
Total increase (decrease) in net asset value		.24	(1.09)
Net asset value, ending		$15.53	$15.29

Total return*		6.73%	(4.41%)
Ratios to average net assets: A
Net investment income		4.71%	4.48	% (a)
Total expenses		.84%	2.34	% (a)
Expenses before offsets		.84%	.90	% (a)
Net expenses		.83%	.90	% (a)
Portfolio turnover		793%	529%
Net assets, ending (in thousands)		$19,351	$10,481

See notes to financial highlights.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 43

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the
Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

## From February 29, 2008 inception.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 44

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 45

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 46

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 47

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 48

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 49 www. calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 50

*The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

www. calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 51

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder,

It has been quite a 12-month period for investors. After two years of waxing and waning concerns about the sovereign debt crisis in the eurozone that were once again reaching a crescendo, European Central Bank (ECB) President Mario Draghi declared in July that the ECB would do “whatever it takes” to save the euro. Later, the ECB announced a plan to buy the short-term sovereign debt of troubled European nations seeking a new bailout and agreeing to implement reforms.

While this won’t solve the underlying problems, it will likely help keep shorter-term borrowing costs at manageable levels while these countries rebuild and restructure their financial systems. And, most importantly, it finally provides some much needed stability for the eurozone and reassurance to investors around the world.

In the meantime, uncertainty is growing closer to home with the November U.S. elections and potential “fiscal cliff” in January 2013, when a number of tax cuts expire and spending cuts become effective. But the Federal Reserve (Fed) has made clear its intentions to provide more stimulus, even if it means higher inflation in the short run.

After vacillating between corporate bonds and risk-free investments like U.S. Treasuries earlier in the year, investors’ appetite for higher yields in a low-rate environment seemed to win out toward the end of the period. As a result, the Barclays U.S. Credit Index returned 10.09% for the 12-month period ending September 30, 2012, twice the 4.56% return for the same period ending a year earlier. And high-yield bonds, which underperformed investment-grade corporates last year, nearly doubled the returns of investment-grade securities in this reporting period.1 Meanwhile, the ECB’s actions have made U.S. Treasury bonds only somewhat less attractive as a safe-haven asset. The three-month U.S. Treasury bill yield edged slightly lower over the reporting period to 0.11%, while five-year, 10-year, and 30-year Treasuries hit record low yields early in the third quarter of 2012 before the ECB’s decision to buy the sovereign debt of troubled European countries. Money-market rates remain just above zero. The Fed has updated its outlook, indicating that short-term Treasury rates will now remain low into 2015.

Uncertainty Dominates Economic Recovery

While there are a number of positive signs that the economy is picking up steam, the idea of an economic recovery still seems to be a mirage to some people. For example, growth in northeastern metropolitan areas is lagging, while metro areas out west, particularly those in natural gas or high-tech centers, are rebounding strongly.2 The housing market is finally seeing the light at the end of the tunnel. National home prices rose 3.6% year-over-year for the past 12 months, surging 9.4% in the western U.S. but notching up only 0.9% in the northeast.3 The labor market remains such a big concern that the Fed recently announced a

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 4

new, open-ended round of bond purchases (quantitative easing) to encourage companies to start hiring again. Unlike past rounds of quantitative easing, the Fed says that the purchases will continue until the labor market has significantly improved.

Overall, we remain cautiously optimistic about the economic recovery in the months ahead. As both citizens and investors, we hope the government gets back to the bargaining table after the elections and gives us all the gift of more certainty before the holidays.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance is one of the best ways to mitigate the effects of an uneven economic recovery. We recommend discussing that mix, as well as any changes in your financial situation, with your financial advisor.

A financial services consulting firm recently named Calvert as one of the Top Social Media Leaders in 2012 for using Facebook to share valuable content with investors and advisors.4 See what we have to offer at www.facebook.com/calvert.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. You can now get the same information on the go with our new iPhone® app, available free at iTunes.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.
October 2012

1. The BofA Merrill Lynch High Yield Master II Index returned 18.89% in the 12-month reporting period.

2. Brookings Institution, Metro Monitor - September 2012, www.brookings.edu/research/interactives/ metromonitor#overall

3. Clear Capital, “June Home Prices Provide Further Evidence of Budding Recovery. Forecast Indicates Further Increases Through 2012,” July 2012 Market Report, http://clearcapital.com/company/ MarketReport.cfm?month=July&year=2012

4. kasina ranked Calvert fifth of 53 asset management and insurance companies for using Facebook to tell a compelling brand story and share valuable content with investors and advisors. The ranking was based on kasina’s three-tier methodology that ranked firms based on content, branding, interactivity, and usability on each social platform. For more information, visit www.kasina.com.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 5

Performance

For the 12-month period ended September 30, 2012, Calvert Short Duration Income Fund (Class A Shares at NAV) returned 6.41% outperforming its benchmark index, the Barclays 1-5 Year U.S. Credit Index, which returned 5.39% for the same period.

CALVERT SHORT
DURATION INCOME
FUND
September 30, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/12	9/30/12 #
Class A	3.62%	6.41%
Class C	3.25%	5.65%
Class I	3.89%	7.05%
Class Y	3.74%	6.77%

Barclays 1-5 Year U.S.
Credit Index	2.68%	5.39%

Lipper Short Investment
Grade Debt Funds
Average	1.80%	3.65%

SEC YIELDS
	30 DAYS ENDED
	9/30/12	9/30/11
Class A	1.42%	2.43%
Class C	0.67%	1.77%
Class I	1.98%	3.10%
Class Y	1.68%	2.71%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 2.75% front-end sales charge or any deferred sales charge.

# The investment performance/return at NAV has been calculated in accordance with Generally Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjustments, the investment return may be different than the shareholder received during the reporting period.

See Note E - Other in Notes to Financial Statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 6

Market Review

During the past 12 months, the U.S. fixed-income market and other financial markets continued to be buffeted by a bevy of factors, including the decisions of central banks, policymakers, politicians, and voters in countries across the globe. Often, these decisions resulted in efforts to address slower economic growth and the financial instability created by the 2008 financial crisis—an event that triggered ongoing sovereign- and bank-debt issues in the euro area and dampened global economic growth.

From mid-2012, financial markets benefitted as central banks in key countries eased monetary policy. When the debt crisis in Spain threatened the stability of global financial markets, Mario Draghi, president of the European Central Bank (ECB), made a public pledge to take action to save the euro. Soon after, the ECB announced its Outright Monetary Transactions pro-

% of Total
ECONOMIC SECTORS	Investments
Corporate	82.1%
Financial Institutions	40.0%
Industrial	39.2%
Utility	2.9%
Government Related	2.2%
Agency	0.3%
Local Authority	1.9%
Securitized	9.8%
Asset Backed Securities	1.2%
Collateralized Mortgage
Backed Securities	3.6%
Covered	2.0%
Mortgage Backed
Passthrough	3.0%
Treasury	1.6%
Short-Term Investments	4.2%
Other	0.1%
Total	100%

gram, which will support the debt markets of any euro member government that seeks a financial bailout and is willing to implement austerity measures. There also was relief after key eurozone elections and when a German high court decision upheld the permanent euro bailout facility. An important benefit of these various actions—the ECB’s in particular—was a reduction of fear in the financial markets. One measure of fear, the VIX Index of the expected volatility of U.S. stock prices, fell by 63% over the reporting period.1 In the United States, the impact of partisan politics, political gridlock, and looming elections was apparent throughout the reporting period. This was particularly true at the end of 2011 (the beginning of the 12-month period), when markets recovered from near-default on U.S. government debt. It is also true today, as the potential economic effect of an unaddressed “fiscal cliff” looms over the economy. U.S. fiscal policy was effectively disabled. The Federal Reserve (Fed) faced sub-trend gross domestic product (GDP) growth, a below-target inflation rate, a weak labor market, and the unresolved euro crisis. In response to these challenges, the Fed lengthened the average maturity of the central bank’s securities portfolio over the reporting period, extended its commitment to a near-zero target interest rate, and initiated a third round of purchases of government-guaranteed securities (i.e., “QE3”) focused on mortgage-backed debt. Purchases of mortgage-backed securities are intended to drive down U.S. mortgage rates and, therefore, assist the nascent U.S. housing sector recovery. Significantly, the Fed made a more explicit commitment to tip monetary policy toward reducing unemployment even at the cost of a temporarily above-target consumer price inflation rate.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 7

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 2.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.15%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 8

The chief tactics of Fed policy have been to effectively promise to hold savers’ rates to near zero and to remove a vast amount of U.S. government-guaranteed bonds from the market. By driving down the yields available on the safest investments, the Fed led investors to take more risk through the purchases of equities and corporate debt. This behavior drove equity prices higher and the yields on bonds lower. Higher equity prices helped household net worth recover from the 2008 crisis. Lower corporate bond yields helped ease financial conditions in the private-sector debt market.

Over the reporting period, a key investment-grade bond yield index fell by more than one percentage point to 2.86% and a key non-investment-grade bond yield index declined by almost three percentage points to 6.62%.2 The benchmark 10-year Treasury yield declined by approximately one-quarter percentage point to about 1.65%. Money-market yields remained pinned just above zero percent. At the end of the reporting period, the three-month Treasury bill yield was little changed at 0.11%, as was the three-month non-financial commercial paper yield at 0.18%.3

Portfolio Strategy

On the positive side, the Fund’s relative performance benefitted from its allocation to high-yield (non-investment grade) bonds. The benchmark does not include high-yield securities, which generally posted strong returns during the reporting period. The high-yield bonds in the Fund are primarily higher-quality non-investment-grade, short-maturity corporate issues with good visibility into the earnings of the issuer. As of September 30, 2011, high-yield bonds accounted for 10.22% of the Portfolio’s net assets.

CALVERT SHORT
DURATION INCOME
FUND
September 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year#	3.51%
Five year	3.81%
Ten year	4.58%

CLASS C SHARES	(with max. load)
One year#	4.65%
Five year	3.61%
Ten year	4.03%

CLASS I SHARES*
One year#	7.05%
Five year	4.91%
Ten year	5.34%

CLASS Y SHARES**
One year#	6.77%
Five year	4.63%
Ten year	4.99%

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period November 7, 2005 through April 21, 2006.

** Calvert Short Duration Income Fund first offered Class Y shares beginning on February 29, 2008. Performance prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

# (see note on page 6)

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 9

Also, to start the reporting period, the fund had a non-index position of 3.01% invested in mortgage-backed securities (MBS). These securities generally performed well over the 12-month period, particularly near the end of the period after the Fed made its QE3 announcement about open-ended purchases of agency MBS.

The most significant negative performance factor for the Fund was its holdings of thinly traded investment-grade bonds that are not included in the benchmark. During the reporting period, we repositioned the Fund to reflect a decrease in demand for thinly traded securities, which helped improve the Fund’s relative performance in the second half of the period. We will continue to actively reduce our exposure to these types of investments and reallocate the proceeds to more liquid index-type names. This will help increase Fund liquidity as well as selectively increase our corporate credit exposure. We will continue to include out-of-index securities in the Fund when we believe they offer compelling relative value, but the size of these holdings will be smaller than it has been in the past.

We continued to keep the duration of the Fund shorter than the duration of the benchmark, although we gradually lengthened the Fund’s duration over the course of the reporting period. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. Lengthening duration should help the Fund stay more neutral in times of interest rate volatility while also helping to mitigate some of the negative price effects of a sudden increase in interest rates. As of September 30, 2011, the duration of the Fund was 1.90 years and the duration of the benchmark was 2.79 years. As of the end of the reporting period, the duration of the Fund was 2.31 years compared to 2.85 years for the benchmark. The Fund uses Treasury futures to hedge its interest rate position. The futures strategy did not materially impact the Fund’s performance. Because interest rates fell during the 12-month period, the Fund’s short relative duration held back its performance relative to the benchmark.

Outlook

Fiscal policy uncertainty is a distraction to U.S. corporate leadership, which remains somewhat risk averse. This uncertainty has dampened corporations’ plans to invest and hire new workers, so it is critical that corporate leaders gain a better sense of the future path of federal taxes and spending. In addition, financial-sector companies, in particular, must adjust to new post-crisis regulatory rules.

However, we do not expect much fiscal policy clarity for at least the next quarter. The economy would be poised to do better if political leadership produced a creditable fiscal package that reduced uncertainty. That would take pressure off the Fed to continue easing monetary policy.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 10

We expect the economy to continue to grow at a modest pace, consumer price inflation to remain low, and the job market to only slowly improve. The Fed may announce more purchases of Treasury securities early in 2013 after the current maturity extension program expires on December 31. Government-guaranteed bond yields should remain quite low and money-market yields will likely stay close to zero. We continue to favor corporate bonds given the strong balance sheets of most corporate issuers and the attractive value relative to Treasuries.

October 2012

1. Chicago Board Options Exchange data

2. BofA Merrill Lynch U.S. Corporate Master Effective Yield and BofA Merrill Lynch U.S. High
Yield Master II Effective Yield

3. Federal Reserve data

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 11

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 12

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/12	9/30/12	4/1/12 - 9/30/12
CLASS A
Actual	$1,000.00	$1,036.20	$5.50
Hypothetical	$1,000.00	$1,019.60	$5.45
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,032.50	$9.13
Hypothetical	$1,000.00	$1,016.02	$9.05
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,038.90	$2.63
Hypothetical	$1,000.00	$1,022.42	$2.61
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,037.40	$3.59
Hypothetical	$1,000.00	$1,021.47	$3.56
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.08%, 1.80%, 0.52%, and 0.71% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of the Calvert Fund and Shareholders of Calvert Short Duration Income Fund:

We have audited the accompanying statement of net assets of the Calvert Short Duration Income Fund (the Fund), a series of The Calvert Fund, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Short Duration Income Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 29, 2012

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 14

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2012

	PRINCIPAL
ASSET-BACKED SECURITIES - 1.4%	AMOUNT	VALUE
AmeriCredit Automobile Receivables Trust:
5.228%, 1/6/15 (r)	$927,469	$940,343
1.31%, 11/8/17	4,000,000	4,003,664
Bear Stearns Asset Backed Securities Trust:
0.437%, 12/25/35 (r)	3,876,094	3,809,041
0.337%, 4/25/37 (r)	559,793	553,933
Chrysler Financial Auto Securitization Trust, 2.00%, 1/8/14	2,250,000	2,253,638
CPS Auto Trust, 1.82%, 12/16/19 (e)	3,500,000	3,501,600
DT Auto Owner Trust:
0.96%, 1/15/14 (e)	590,807	590,802
1.40%, 8/15/14 (e)	1,957,324	1,959,908
First Investors Auto Owner Trust, 1.47%, 5/15/18 (e)	5,000,000	5,011,215
Franklin Auto Trust, 7.16%, 5/20/16 (e)	2,269,017	2,276,405
Marlin Leasing Receivables LLC, 2.44%, 1/15/16 (e)	411,889	412,926
Westlake Automobile Receivables Trust, 1.03%, 3/15/16 (b)(e)	1,500,000	1,500,345

Total Asset-Backed Securities (Cost $26,853,108)		26,813,820

COLLATERALIZED MORTGAGE-BACKED
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.3%
Banc of America Mortgage Trust, 6.25%, 10/25/36	1,290,166	216,066
Chase Mortgage Finance Corp.:
2.94%, 2/25/37 (r)	2,653,232	2,627,304
2.969%, 2/25/37 (r)	387,634	390,112
2.998%, 2/25/37 (r)	788,984	798,007
Credit Suisse First Boston Mortgage Securities Corp.,
5.25%, 12/25/35	924,890	926,533
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	950,244	960,905
WaMu Mortgage Pass Through Certificates, 2.465%, 1/25/36 (r)	382,513	349,893

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $5,850,593)		6,268,820

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.3%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
5.736%, 6/10/39 (r)	1,832,318	1,957,547
4.576%, 7/10/42	1,077,023	1,084,202
Commercial Mortgage Asset Trust, 7.35%, 1/17/32 (r)	8,022,000	8,410,217
Credit Suisse First Boston Mortgage Securities Corp.:
4.597%, 3/15/35	1,068,623	1,074,653
4.94%, 12/15/35	303,977	303,987
6.133%, 4/15/37	24,944	25,043
3.936%, 5/15/38	11,270,410	11,395,568
GE Capital Commercial Mortgage Corp.:
6.024%, 12/10/37 (e)(r)	3,000,000	2,997,936
4.692%, 11/10/38 (r)	2,000,000	2,062,348

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 15

	PRINCIPAL
COMMERCIAL MORTGAGE-BACKED SECURITIES - cont’d	AMOUNT	VALUE
JP Morgan Chase Commercial Mortgage Securities Corp.,
5.299%, 6/12/41 (r)	$844,420	$866,039
Morgan Stanley Capital I Trust, 5.007%, 1/14/42	422,413	427,170
Morgan Stanley Dean Witter Capital I:
6.55%, 7/15/33	7,480,000	7,654,419
5.08%, 9/15/37	2,391,938	2,392,297
Wachovia Bank Commercial Mortgage Trust, 4.566%, 4/15/35	23,551,996	23,776,800

Total Commercial Mortgage-Backed Securities
(Cost $65,951,972)		64,428,226

CORPORATE BONDS - 83.0%
99¢ Only Stores, 11.00%, 12/15/19 (e)	1,500,000	1,683,750
Affiliated Computer Services, Inc., 5.20%, 6/1/15	3,000,000	3,224,199
Alcoa, Inc., 6.75%, 7/15/18	4,000,000	4,620,216
Alliance Mortgage Investments, Inc.:
12.61%, 6/1/10 (b)(r)(x)*	385,345	—
15.36%, 12/1/10 (b)(r)(x)*	259,801	—
Ally Financial, Inc.:
1.75%, 10/30/12	3,970,000	3,974,887
Zero Coupon, 12/1/12	3,000,000	2,979,600
4.50%, 2/11/14	875,000	894,688
4.625%, 6/26/15	2,000,000	2,050,994
America Movil SAB de CV:
2.375%, 9/8/16	2,250,000	2,341,325
3.125%, 7/16/22	1,500,000	1,545,723
American Express Credit Corp., 1.504%, 6/12/15 (r)	2,500,000	2,550,455
American International Group, Inc.:
4.25%, 5/15/13	9,081,000	9,264,709
4.25%, 9/15/14	4,000,000	4,224,072
3.00%, 3/20/15	3,000,000	3,106,425
5.05%, 10/1/15	3,650,000	3,999,002
5.60%, 10/18/16	2,000,000	2,278,544
American Tower Corp.:
4.50%, 1/15/18	2,420,000	2,670,431
5.90%, 11/1/21	3,500,000	4,152,235
Amgen, Inc.:
1.875%, 11/15/14	2,000,000	2,053,122
2.50%, 11/15/16	1,550,000	1,627,368
Anadarko Petroleum Corp.:
5.75%, 6/15/14	10,000	10,746
6.375%, 9/15/17	2,400,000	2,893,483
Apache Corp., 1.75%, 4/15/17	1,000,000	1,032,618
ArcelorMittal:
5.375%, 6/1/13	3,000,000	3,076,608
4.00%, 2/25/15	2,000,000	1,998,668
4.75%, 2/25/17	3,000,000	2,942,577
ASIF Global Financing XIX, 4.90%, 1/17/13 (e)	8,000,000	8,040,000

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 16

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
AT&T, Inc.:
0.875%, 2/13/15	$5,000,000	$5,042,770
2.50%, 8/15/15	3,000,000	3,152,280
2.95%, 5/15/16	6,000,000	6,447,354
2.40%, 8/15/16	8,000,000	8,460,616
3.875%, 8/15/21	2,000,000	2,263,832
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	350,000	—
Avis Budget Car Rental LLC, 2.935%, 5/15/14 (r)	3,000,000	2,985,000
Bank of America Corp.:
2.008%, 7/11/14 (r)	16,619,000	16,787,085
0.719%, 9/15/14 (r)	1,400,000	1,380,942
4.50%, 4/1/15	2,000,000	2,142,392
3.875%, 3/22/17	15,450,000	16,626,332
5.65%, 5/1/18	5,750,000	6,556,012
5.70%, 1/24/22	1,000,000	1,174,561
Bank of America NA, 5.30%, 3/15/17	7,000,000	7,773,108
Bank of Montreal, 1.95%, 1/30/18 (e)	7,600,000	7,962,520
Bank of New York Mellon Corp.:
1.70%, 11/24/14	7,200,000	7,358,998
2.40%, 1/17/17	2,000,000	2,104,770
STEP, 1.969% to 6/20/17, 0.00% thereafter to 6/20/17 (r)	3,000,000	3,105,372
Bank of Nova Scotia, 1.95%, 1/30/17 (e)	2,000,000	2,095,400
Becton Dickinson and Co., 1.75%, 11/8/16	2,000,000	2,069,702
BellSouth Corp., 4.02%, 4/26/21 (e)	7,800,000	7,947,194
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	5,000,000	5,183,370
Berkshire Hathaway, Inc., 1.90%, 1/31/17	3,000,000	3,106,227
BHP Billiton Finance USA Ltd.:
1.125%, 11/21/14	5,000,000	5,064,085
1.875%, 11/21/16	5,000,000	5,176,280
1.625%, 2/24/17	4,000,000	4,084,240
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate
thereafter to 12/15/55 (r)	8,869,000	9,866,762
BP Capital Markets plc, 1.846%, 5/5/17	5,000,000	5,107,275
Burger King Corp., 9.875%, 10/15/18	1,500,000	1,740,000
Caisse Centrale Desjardins du Quebec, 2.55%, 3/24/16 (e)	5,000,000	5,316,500
Cantor Fitzgerald LP:
6.375%, 6/26/15 (e)	8,835,000	8,969,946
7.875%, 10/15/19 (e)	11,550,000	11,928,817
Capital One Capital VI, 8.875%, 5/15/40	2,587,000	2,630,363
Capital One Financial Corp.:
1.605%, 7/15/14 (r)	5,000,000	5,035,020
2.15%, 3/23/15	3,500,000	3,588,690
3.15%, 7/15/16	8,000,000	8,495,160
6.15%, 9/1/16	3,800,000	4,337,708
Carrols Restaurant Group, Inc., 11.25%, 5/15/18 (e)	1,500,000	1,635,000
Caterpillar Financial Services Corp., 1.125%, 12/15/14	5,000,000	5,066,075
Cemex SAB de CV, 5.362%, 9/30/15 (e)(r)	12,100,000	11,525,250
CF Industries, Inc., 7.125%, 5/1/20	6,298,000	7,903,990
Chesapeake Energy Corp., 7.625%, 7/15/13	10,850,000	11,256,875

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 17

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
CIT Group, Inc.:
4.75%, 2/15/15 (e)	$5,675,000	$5,916,187
5.00%, 5/15/17	2,000,000	2,135,000
4.25%, 8/15/17	1,700,000	1,764,291
5.25%, 3/15/18	1,500,000	1,608,750
Citigroup, Inc.:
5.50%, 4/11/13	5,000,000	5,122,335
2.438%, 8/13/13 (r)	13,300,000	13,477,768
0.535%, 3/7/14 (r)	13,750,000	13,611,730
6.375%, 8/12/14	3,940,000	4,287,579
2.65%, 3/2/15	5,500,000	5,633,798
4.75%, 5/19/15	4,000,000	4,305,948
4.587%, 12/15/15	4,000,000	4,340,108
3.953%, 6/15/16	9,000,000	9,629,640
4.45%, 1/10/17	11,500,000	12,631,347
Colgate-Palmolive Co., 1.30%, 1/15/17	3,425,000	3,502,497
ConAgra Foods, Inc.:
1.35%, 9/10/15	2,000,000	2,013,942
2.10%, 3/15/18	2,000,000	2,029,754
Constellation Brands, Inc., 7.25%, 9/1/16	1,500,000	1,717,500
Crown Castle Towers LLC:
3.214%, 8/15/35 (e)	3,000,000	3,122,025
5.495%, 1/15/37 (e)	4,000,000	4,562,496
4.174%, 8/15/37 (e)	5,500,000	6,050,825
4.883%, 8/15/40 (e)	2,960,000	3,330,873
CVS Pass-Through Trust:
5.789%, 1/10/26 (e)	5,175,792	5,758,068
6.036%, 12/10/28	12,141,922	14,098,957
Daimler Finance North America LLC:
0.972%, 3/28/14 (e)(r)	8,000,000	8,015,112
1.875%, 9/15/14 (e)	1,500,000	1,523,238
2.625%, 9/15/16 (e)	3,000,000	3,129,897
DDR Corp., 4.75%, 4/15/18	8,265,000	9,169,836
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	2,750,000	2,805,000
Deutsche Telekom International Finance BV, 2.25%, 3/6/17 (e)	4,000,000	4,091,308
Devon Energy Corp., 1.875%, 5/15/17	2,000,000	2,038,752
Discover Bank, 8.70%, 11/18/19	8,890,000	11,478,644
Discover Financial Services, 6.45%, 6/12/17	4,175,000	4,739,715
DISH DBS Corp., 4.625%, 7/15/17 (e)	3,000,000	3,067,500
Dow Chemical Co., 4.125%, 11/15/21	2,500,000	2,720,188
Dr Pepper Snapple Group, Inc., 2.60%, 1/15/19	3,000,000	3,091,929
Duke Energy Carolinas LLC, 1.75%, 12/15/16	3,000,000	3,103,347
Duke Realty LP, 6.25%, 5/15/13	7,967,000	8,232,349
Eastman Chemical Co., 2.40%, 6/1/17	2,000,000	2,088,818
Ecolab, Inc., 3.00%, 12/8/16	5,000,000	5,376,025
EI du Pont de Nemours & Co., 0.064%, 12/27/39 (r)	1,600,000	1,586,187
Enterprise Products Operating LLC, 7.034% to 1/15/18,
floating rate thereafter to 1/15/68 (r)	22,305,000	24,981,600
Equity One, Inc., 6.25%, 12/15/14	5,500,000	6,027,934
ERP Operating LP, 5.25%, 9/15/14	6,811,000	7,349,280

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 18

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Express Scripts Holding Co.:
2.75%, 11/21/14 (e)	$2,500,000	$2,595,875
2.10%, 2/12/15 (e)	3,000,000	3,077,559
FBG Finance Ltd., 5.125%, 6/15/15 (e)	6,150,000	6,822,644
Fifth Third Bank, 0.545%, 5/17/13 (r)	12,515,000	12,498,718
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,500,000	1,726,523
Ford Motor Credit Co. LLC:
3.875%, 1/15/15	3,000,000	3,135,285
2.75%, 5/15/15	4,000,000	4,079,348
4.207%, 4/15/16	26,550,000	28,136,150
3.984%, 6/15/16	4,000,000	4,216,016
4.25%, 2/3/17	7,350,000	7,811,543
3.00%, 6/12/17	3,000,000	3,053,676
Foster’s Finance Corp., 4.875%, 10/1/14 (e)	8,880,000	9,560,004
Four Fishers LLC VRDN, 0.42%, 4/1/24 (r)	4,490,000	4,490,000
Freeport-McMoRan Copper & Gold, Inc.:
1.40%, 2/13/15	4,000,000	4,028,812
2.15%, 3/1/17	3,000,000	3,033,858
Frontier Communications Corp., 6.25%, 1/15/13	6,300,000	6,378,750
General Electric Capital Corp.:
1.152%, 4/24/14 (r)	5,000,000	5,032,125
2.15%, 1/9/15	3,000,000	3,087,489
2.95%, 5/9/16	5,000,000	5,287,030
3.35%, 10/17/16	7,000,000	7,536,452
5.40%, 2/15/17	2,000,000	2,309,024
2.30%, 4/27/17	9,000,000	9,251,460
General Electric Capital Corp. / LJ VP Holdings LLC,
3.80%, 6/18/19 (e)	5,000,000	5,276,125
Georgia Gulf Corp., 9.00%, 1/15/17 (e)	4,000,000	4,470,000
Georgia-Pacific LLC, 8.25%, 5/1/16 (e)	2,900,000	3,120,678
Gilead Sciences, Inc.:
2.40%, 12/1/14	2,000,000	2,067,978
3.05%, 12/1/16	3,000,000	3,224,331
Glitnir Banki HF:
2.95%, 10/15/08 (y)*	10,440,000	3,132,000
3.046%, 4/20/10 (e)(r)(y)*	10,830,000	3,249,000
3.226%, 1/21/11 (e)(r)(y)*	1,000,000	300,000
6.33%, 7/28/11 (e)(y)*	180,000	54,000
Goldman Sachs Group, Inc.:
5.45%, 11/1/12	3,000,000	3,011,772
5.35%, 1/15/16	12,000,000	13,258,068
3.625%, 2/7/16	4,300,000	4,536,027
0.823%, 3/22/16 (r)	6,000,000	5,766,672
6.15%, 4/1/18	7,600,000	8,870,560
Great River Energy, 5.829%, 7/1/17 (e)	11,157,088	12,080,225
Harley-Davidson Financial Services, Inc., 1.15%, 9/15/15 (e)	3,000,000	3,003,645
Harley-Davidson Funding Corp., 5.25%, 12/15/12 (e)	7,325,000	7,381,820
Hartford Financial Services Group, Inc., 4.00%, 10/15/17	5,000,000	5,374,180
HCA, Inc.:
6.30%, 10/1/12	5,000,000	5,000,000
6.25%, 2/15/13	14,384,000	14,581,780
Health Care REIT, Inc., 3.625%, 3/15/16	1,000,000	1,055,526
Hercules Offshore, Inc., 7.125%, 4/1/17 (e)	3,000,000	3,120,000

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 19

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Hewlett-Packard Co.:
1.931%, 9/19/14 (r)	$8,000,000	$8,096,128
2.20%, 12/1/15	4,816,000	4,896,018
HSBC Bank plc:
1.625%, 8/12/13 (e)	4,395,000	4,422,882
1.255%, 1/17/14 (e)(r)	9,500,000	9,549,086
HSBC USA, Inc., 2.375%, 2/13/15	2,000,000	2,058,880
Hyundai Capital Services, Inc., 3.50%, 9/13/17 (e)	3,000,000	3,136,980
Innovation Ventures LLC / Innovation Ventures Finance Corp.,
9.50%, 8/15/19 (e)	1,250,000	1,206,250
International Business Machines Corp.:
0.875%, 10/31/14	3,500,000	3,531,412
0.55%, 2/6/15	5,000,000	5,013,030
1.95%, 7/22/16	5,000,000	5,222,205
International Lease Finance Corp.:
6.50%, 9/1/14 (e)	5,000,000	5,375,000
4.875%, 4/1/15	4,750,000	4,937,207
Interpublic Group of Cos, Inc., 10.00%, 7/15/17	6,230,000	6,923,087
Jefferies Group, Inc., 5.125%, 4/13/18	2,500,000	2,537,500
John Deere Capital Corp.:
1.25%, 12/2/14	1,860,000	1,889,176
2.00%, 1/13/17	4,000,000	4,166,728
JPMorgan Chase & Co.:
1.498%, 9/22/15 (r)	14,500,000	14,561,378
3.15%, 7/5/16	8,000,000	8,461,512
2.00%, 8/15/17	10,000,000	10,087,130
JPMorgan Chase Bank, 0.729%, 6/13/16 (r)	5,850,000	5,638,101
K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	4,500,000	4,879,687
KeyBank, 5.80%, 7/1/14	7,500,000	8,067,900
Kinder Morgan Energy Partners LP:
3.50%, 3/1/16	5,000,000	5,360,275
4.15%, 3/1/22	2,000,000	2,160,564
Kraft Foods Group, Inc.:
1.625%, 6/4/15 (e)	1,000,000	1,015,145
2.25%, 6/5/17 (e)	2,000,000	2,059,008
Lender Processing Services, Inc., 5.75%, 4/15/23	2,050,000	2,050,000
Leucadia National Corp., 8.125%, 9/15/15	4,200,000	4,735,500
LL & P Wind Energy, Inc. Washington Revenue Bonds:
5.217%, 12/1/12 (e)	910,000	911,492
5.733%, 12/1/17 (e)	2,000,000	2,062,280
Lockheed Martin Corp., 2.125%, 9/15/16	2,000,000	2,074,142
Lowe’s Co.’s, Inc., 1.625%, 4/15/17	1,000,000	1,020,025
LyondellBasell Industries NV, 5.00%, 4/15/19	2,000,000	2,125,000
Marriott International, Inc., 5.625%, 2/15/13	5,000,000	5,084,530
Masco Corp.:
4.80%, 6/15/15	10,500,000	11,059,398
5.85%, 3/15/17	3,010,000	3,267,816
Mastro’s Restaurants LLC/RRG Finance Corp.,
12.00%, 6/1/17 (e)	4,000,000	4,120,000
Merrill Lynch & Co., Inc.:
5.70%, 5/2/17	5,000,000	5,470,080
6.40%, 8/28/17	5,000,000	5,816,815

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 20

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
MetLife Institutional Funding II, 1.361%, 4/4/14 (e)(r)	$10,000,000	$10,079,230
MGM Resorts International, 6.75%, 4/1/13	2,000,000	2,042,500
Midwest Gaming Borrower LLC / Midwest Finance Corp.,
11.625%, 4/15/16 (e)	7,745,000	8,538,862
Molson Coors Brewing Co., 2.00%, 5/1/17	1,000,000	1,029,566
Morgan Stanley:
0.76%, 1/9/14 (r)	3,000,000	2,959,830
0.935%, 10/15/15 (r)	5,750,000	5,478,738
3.80%, 4/29/16	5,000,000	5,166,700
6.25%, 8/28/17	22,200,000	25,184,768
Nationwide Health Properties, Inc.:
6.25%, 2/1/13	14,629,000	14,897,501
6.90%, 10/1/37	8,890,000	11,314,427
6.59%, 7/7/38	1,300,000	1,424,296
NBCUniversal Media LLC, 2.875%, 4/1/16	5,000,000	5,296,000
New Albertsons, Inc., 8.00%, 5/1/31	3,500,000	2,065,000
New York Life Global Funding, 1.65%, 5/15/17 (e)	3,050,000	3,109,792
NII Capital Corp., 7.625%, 4/1/21	1,745,000	1,387,275
Nissan Motor Acceptance Corp., 1.95%, 9/12/17 (e)	5,000,000	5,044,280
Noble Holding International Ltd., 2.50%, 3/15/17	2,000,000	2,062,898
NuStar Pipeline Operating Partnership LP, 5.875%, 6/1/13	7,081,000	7,254,053
Penske Truck Leasing Co. LP / PTL Finance Corp.:
3.125%, 5/11/15 (e)	2,000,000	2,046,162
2.50%, 3/15/16 (e)	5,000,000	4,998,695
3.75%, 5/11/17 (e)	3,000,000	3,077,571
Pernod-Ricard SA:
2.95%, 1/15/17 (e)	5,000,000	5,216,500
4.25%, 7/15/22 (e)	2,000,000	2,177,406
Pioneer Natural Resources Co., 5.875%, 7/15/16	22,450,000	25,575,691
PNC Funding Corp., 5.625%, 2/1/17	2,700,000	3,108,353
Procter & Gamble - ESOP, 0.145%, 11/15/39 (r)	1,000,000	999,172
Prudential Covered Trust, 2.997%, 9/30/15 (e)	2,000,000	2,077,846
Regions Financial Corp., 5.75%, 6/15/15	5,000,000	5,368,650
Rio Tinto Finance USA plc:
1.125%, 3/20/15	3,000,000	3,023,100
2.00%, 3/22/17	7,000,000	7,149,800
Royal Bank of Canada:
1.45%, 10/30/14	7,000,000	7,119,588
1.20%, 9/19/17	16,100,000	16,201,430
Ryder System, Inc., 3.15%, 3/2/15	4,000,000	4,140,608
SABMiller Holdings, Inc., 2.45%, 1/15/17 (e)	22,000,000	23,011,142
Safeway, Inc.:
1.904%, 12/12/13 (r)	9,000,000	9,001,872
3.40%, 12/1/16	2,000,000	2,093,918
SBA Tower Trust, 4.254%, 4/15/40 (e)	13,440,000	14,157,252
Select Medical Holdings Corp., 6.429%, 9/15/15 (r)	1,750,000	1,750,000
Simon Property Group LP:
5.25%, 12/1/16	2,000,000	2,291,284
2.80%, 1/30/17	5,000,000	5,263,725
SLM Corp., 5.375%, 1/15/13	5,000,000	5,063,360
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	12,460,000	13,332,200
SSIF Nevada LP, 1.155%, 4/14/14 (e)(r)	38,240,000	38,413,380

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 21

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
St. Jude Medical, Inc., 2.50%, 1/15/16	$920,000	$960,231
SunTrust Bank, 0.721%, 8/24/15 (r)	5,650,000	5,450,448
SunTrust Banks, Inc., 3.50%, 1/20/17	2,500,000	2,683,310
SUPERVALU, Inc., 7.50%, 11/15/14	1,750,000	1,680,000
Symantec Corp.:
2.75%, 9/15/15	2,710,000	2,802,771
2.75%, 6/15/17	5,000,000	5,139,575
TD Ameritrade Holding Corp., 2.95%, 12/1/12	3,250,000	3,263,374
Telefonica Emisiones SAU:
0.772%, 2/4/13 (r)	12,800,000	12,755,405
2.582%, 4/26/13	3,275,000	3,279,094
3.992%, 2/16/16	11,770,000	11,711,150
TESCO plc, 2.00%, 12/5/14 (e)	3,000,000	3,058,560
Teva Pharmaceutical Finance IV LLC, 1.70%, 11/10/14	2,000,000	2,046,322
The Coca-Cola Co., 1.80%, 9/1/16	930,000	968,958
The Gap, Inc., 5.95%, 4/12/21	8,000,000	8,911,352
TIERS Trust, 8.45%, 12/1/17 (b)(e)(n)*	658,859	—
Time Warner Cable, Inc., 4.00%, 9/1/21	5,000,000	5,512,915
Time Warner, Inc., 3.40%, 6/15/22	3,000,000	3,168,357
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	131,530,000	14,547,218
2/15/45 (b)(e)	128,378,801	20,078,444
Toronto-Dominion Bank, 2.20%, 7/29/15 (e)	7,000,000	7,328,300
Total Capital International SA, 1.55%, 6/28/17	3,000,000	3,056,256
Toyota Motor Credit Corp., 2.05%, 1/12/17	7,600,000	7,903,240
Toys R Us Property Co. I LLC, 10.75%, 7/15/17	4,118,000	4,488,620
United Technologies Corp., 1.80%, 6/1/17	2,000,000	2,074,350
UnitedHealth Group, Inc., 1.875%, 11/15/16	2,000,000	2,066,136
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	35,979,000	38,217,685
Ventas Realty LP / Ventas Capital Corp., 4.00%, 4/30/19	2,000,000	2,136,682
Verizon Communications, Inc.:
1.25%, 11/3/14	2,500,000	2,539,333
2.00%, 11/1/16	10,000,000	10,455,000
Viacom, Inc., 2.50%, 12/15/16	2,000,000	2,106,838
Volkswagen International Finance NV, 1.071%, 4/1/14 (e)(r)	5,000,000	5,019,310
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	32,587,000	32,220,396
Wal-Mart Stores, Inc. Pass Through Trust, 8.07%, 12/21/12	6,444	6,565
Walt Disney Co.:
0.875%, 12/1/14	3,950,000	3,991,183
1.125%, 2/15/17	3,000,000	3,033,735
Watson Pharmaceuticals, Inc., 1.875%, 10/1/17	1,000,000	1,011,129
WellPoint, Inc.:
1.25%, 9/10/15	1,000,000	1,006,982
1.875%, 1/15/18	2,000,000	2,015,288
Wells Fargo & Co., 1.287%, 6/26/15 (r)	4,200,000	4,231,576
Willis North America, Inc., 5.625%, 7/15/15	14,261,000	15,448,243
Wind Acquisition Finance SA, 7.25%, 2/15/18 (e)	1,500,000	1,425,000
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	21,612,543	13,859,043
Xerox Corp.:
4.25%, 2/15/15	2,750,000	2,920,654
2.95%, 3/15/17	3,000,000	3,099,762

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 22

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Xstrata Finance Canada Ltd., 2.85%, 11/10/14 (e)	$2,500,000	$2,570,103
Yara International ASA, 5.25%, 12/15/14 (e)	5,250,000	5,661,306
Zimmer Holdings, Inc., 1.40%, 11/30/14	4,000,000	4,020,388

Total Corporate Bonds (Cost $1,574,714,262)		1,612,015,478

MUNICIPAL OBLIGATIONS - 2.8%
Albany New York IDA Civic Facilities Revenue VRDN, 0.59%,
5/1/27 (r)	1,965,000	1,965,000
Butler Pennsylvania Redevelopment Authority Tax Allocation
Bonds, 5.25%, 12/1/13	320,000	322,656
California HFA Revenue VRDN, 0.18%, 8/1/33 (r)	1,442,000	1,442,000
California Statewide Communities Development Authority MFH
Revenue VRDN, 0.19%, 10/15/34 (r)	2,000,000	2,000,000
California Statewide Communities Development Authority Revenue
Bonds, Zero Coupon, 6/1/13	3,190,000	3,118,416
Corte Madera California COPs, 5.447%, 2/1/16	790,000	802,040
District of Columbia Revenue VRDN, 0.21%, 9/1/23 (r)	300,000	300,000
Frisco Texas Economic Development Corp. Sales Tax Revenue
Bonds, 5.619%, 2/15/17	755,000	787,571
Mississippi Home Corp. MFH Revenue VRDN, 0.23%,
8/15/40 (r)	600,000	600,000
Montgomery County Maryland Housing Opportunities
Commission Revenue VRDN, 0.16%, 12/1/30 (r)	1,900,000	1,900,000
Nevada Housing Division Revenue VRDN, 0.19%, 4/15/39 (r)	12,300,000	12,300,000
New Britain Connecticut GO Revenue VRDN, 0.29%, 2/1/26 (r)	2,600,000	2,600,000
New York City Housing Development Corp. MFH Revenue
VRDN, 0.18%, 11/15/37 (r)	1,500,000	1,500,000
New York State HFA Revenue VRDN:
0.19%, 5/15/34 (r)	4,100,000	4,100,000
0.18%, 5/15/37 (r)	7,400,000	7,400,000
0.18%, 11/15/38 (r)	700,000	700,000
Oakland City California PO Revenue Bonds, Zero Coupon,
12/15/12	1,680,000	1,668,559
Rural Electric Cooperative Grantor Trust Certificates VRDN,
0.26%, 12/18/17 (r)	6,655,000	6,655,000
South Bend County Indiana Economic Development Income
Tax Revenue Bonds, 5.20%, 2/1/14	525,000	545,926
Stanislaus County California Revenue Bonds, 7.15%, 8/15/13	105,000	107,286
Tarrant County Texas Industrial Development Corp. Revenue
VRDN, 0.30%, 9/1/27 (r)	1,240,000	1,240,000
Wisconsin Health & Educational Facilities Authority Revenue
VRDN, 0.16%, 4/1/35 (r)	1,975,000	1,975,000

Total Municipal Obligations (Cost $53,907,145)		54,029,454

COMMERCIAL PAPER - 1.3%
Daimler Finance North America LLC, 0.95%, 2/7/13 (e)	24,500,000	24,416,598

Total Commercial Paper (Cost $24,416,598)		24,416,598

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 23

	PRINCIPAL
FLOATING RATE LOANS(d) - 1.0%	AMOUNT	VALUE
Chesapeake Energy Corp., 8.50%, 12/2/17 (r)	$14,500,000	$14,536,250
Clear Channel Communications, Inc., Term Loan Tranche B,
3.866%, 1/29/16 (r)	5,936,364	4,842,773

Total Floating Rate Loans (Cost $19,785,912)		19,379,023

SOVEREIGN GOVERNMENT BONDS - 1.3%
Province of Ontario Canada:
3.00%, 7/16/18	13,985,000	15,302,387
1.65%, 9/27/19	9,910,000	9,938,739

Total Sovereign Government Bonds (Cost $24,978,006)		25,241,126

U.S. GOVERNENT AGENCIES AND INSTRUMENTALITIES - 0.1%
COP I LLC, 3.613%, 12/5/21	2,428,675	2,627,009

Total U.S. Government Agencies and Instrumentalities
(Cost $2,428,675)		2,627,009

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 2.7%
Fannie Mae:
3.00%, 10/12/12	37,755,000	39,855,122
3.00%, 11/12/12	11,175,000	11,763,431
Ginnie Mae, 5.50%, 5/20/32	297,397	2,537

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $50,979,054)		51,621,090

U.S. TREASURY OBLIGATIONS - 1.6%
United States Treasury Notes:
0.25%, 8/31/14	4,610,000	4,610,899
0.25%, 9/15/15	6,680,000	6,668,517
0.625%, 8/31/17	10,748,000	10,754,718
0.625%, 9/30/17	10,070,000	10,068,429

Total U.S. Treasury Obligations (Cost $32,086,468)		32,102,563

TIME DEPOSIT - 3.2%
State Street Bank Time Deposit, 0.113%, 10/1/12	62,853,483	62,853,483

Total Time Deposit (Cost $62,853,483)		62,853,483

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 24

EQUITY SECURITIES - 0.4%			SHARES	VALUE
CoBank ACB, Preferred (e)			4,300	$2,890,406
Woodbourne Capital:
Trust I, Preferred (b)(e)			2,125,000	913,538
Trust II, Preferred (b)(e)			2,125,000	913,538
Trust III, Preferred (b)(e)			3,125,000	1,343,437
Trust IV, Preferred (b)(e)			3,125,000	1,343,437

Total Equity Securities (Cost $7,513,418)				7,404,356

TOTAL INVESTMENTS (Cost $1,952,318,694) - 102.4%.				1,989,201,046
Other assets and liabilities, net - (2.4%)				(45,996,098)
NET ASSETS - 100%				$1,943,204,948

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 77,866,276 shares outstanding				$1,245,651,338
Class C: 15,812,676 shares outstanding				253,360,867
Class I: 6,111,105 shares outstanding				98,806,370
Class Y: 18,375,423 shares outstanding				306,658,865
Undistributed net investment income (loss)				454,514
Accumulated net realized gain (loss)				2,015,565
Net unrealized appreciation (depreciation)				36,257,429

NET ASSETS				$1,943,204,948

NET ASSET VALUE PER SHARE:
Class A (based on net assets of $1,279,264,941)				$16.43
Class C (based on net assets of $258,843,198)				$16.37
Class I (based on net assets of $100,874,178)				$16.51
Class Y (based on net assets of $304,222,631)				$16.56

			UNDERLYING
	NUMBER OF	EXPIRATION	FACE AMOUNT	UNREALIZED APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Sold:
2 Year U.S. Treasury Notes	596	12/12	$131,436,625	($50,417)
5 Year U.S. Treasury Notes	936	12/12	116,656,313	(484,318)
10 Year U.S. Treasury Notes	188	12/12	25,095,063	(90,188)
Total Sold				($624,923)

See notes to financial statements.

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 25

(b) This security was valued by the Board of Trustees. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank
Offered Rate (LIBOR) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making inter-
est payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Banki HF (the Bank) on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. This security is no longer accruing inter-
est.

* Non-income producing security.

Abbreviations:
COPs: Certificates of Participation
GO: General Obligation
HFA: Housing Finance Agency/Authority
IDA: Industrial Development Agency/Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
plc: Public Limited Company
PO: Pension Obligation
REIT: Real Estate Investment Trust
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

See notes to financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 26

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$69,636,237
Dividend income	557,973
Total investment income	70,194,210

Expenses:
Investment advisory fee	7,013,820
Administrative fees	6,097,216
Transfer agency fees and expenses	3,991,273
Distribution Plan expenses:
Class A	3,569,498
Class C	2,808,369
Trustees’ fees and expenses	193,385
Custodian fees	180,937
Registration fees	79,550
Reports to shareholders	625,176
Professional fees	302,933
Accounting fees	233,547
Miscellaneous	834,249
Total expenses	25,929,953
Reimbursement from Advisor:
Class A	(1,961,861)
Fees paid indirectly	(1,716)
Net expenses	23,966,376

NET INVESTMENT INCOME	46,227,834

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	9,176,961
Futures	1,352,157
10,529,118

Change in unrealized appreciation (depreciation) on:
Investments	75,973,152
Futures	(2,456,379)
73,516,773

NET REALIZED AND UNREALIZED GAIN (LOSS)	84,045,891

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$130,273,725

See notes to financial statements.

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 27

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$46,227,834	$68,127,102
Net realized gain (loss)	10,529,118	46,324,603
Change in unrealized appreciation (depreciation)	73,516,773	(115,946,176)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	130,273,725	(1,494,471)

Distributions to shareholders from:
Net investment income:
Class A shares	(33,386,495)	(43,286,790)
Class C shares	(4,320,513)	(5,336,067)
Class I shares	(2,705,547)	(2,307,015)
Class Y shares	(9,135,081)	(27,082,249)
Net realized gain:
Class A shares	(24,894,154)	(14,395,127)
Class C shares	(4,770,949)	(2,459,898)
Class I shares	(1,308,387)	(501,603)
Class Y shares	(5,825,210)	(7,441,834)
Total distributions	(86,346,336)	(102,810,583)

Capital share transactions:
Shares sold:
Class A shares	265,724,854	582,423,753
Class C shares	32,585,578	77,607,005
Class I shares	32,674,019	46,389,911
Class Y shares	108,071,494	518,109,603
Reinvestment of distributions:
Class A shares	51,719,156	51,301,473
Class C shares	5,159,400	4,090,627
Class I shares	3,693,478	2,608,282
Class Y shares	8,258,791	7,474,894
Redemption fees:
Class A shares	79,257	58,384
Class C shares	828	4,400
Class Y shares	124,871	49,047
Shares redeemed:
Class A shares	(753,492,074)	(885,837,100)
Class C shares	(96,161,217)	(96,741,121)
Class I shares	(23,425,451)	(20,149,279)
Class Y shares	(274,682,291)	(1,106,198,375)
Total capital share transactions	(639,669,307)	(818,808,496)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(595,741,918)	(923,113,550)

See notes to financial statements. www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 28

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS - (cont’d)
	Year ended	Year ended
	September 30,	September 30,
NET ASSETS	2012	2011
Beginning of year	$2,538,946,866	$3,462,060,416
End of year (including undistributed net
investment income of $454,514 and $0, respectively)	$1,943,204,948	$2,538,946,866

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	16,518,345	35,292,929
Class C shares	2,032,819	4,719,563
Class I shares	2,033,783	2,796,484
Class Y shares	6,661,812	31,118,396
Reinvestment of distributions:
Class A shares	3,241,904	3,115,573
Class C shares	325,169	249,460
Class I shares	229,934	157,815
Class Y shares	513,067	450,531
Shares redeemed:
Class A shares	(46,930,634)	(53,697,921)
Class C shares	(6,008,643)	(5,886,425)
Class I shares	(1,443,493)	(1,215,929)
Class Y shares	(16,968,488)	(66,681,553)
Total capital share activity	(39,794,425)	(49,581,077)

See notes to financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 29

NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Short Duration Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund currently offers four classes of shares of beneficial interest - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 30

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Funds’ investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 31

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2012, securities valued at $40,639,957, or 2.1% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2012:

	VALUATION INPUTS
Investments in Securities*	Level 1	Level 2	Level 3	Total
Asset-backed securities	—	$26,813,820	—	$26,813,820
Collateralized mortgage-backed obligations	—	6,268,820	—	6,268,820
Commercial mortgage-backed securities	—	64,428,226	—	64,428,226
Corporate bonds	—	1,612,015,478	—	1,612,015,478
Equity securities	$2,890,406	4,513,950	—	7,404,356
Municipal obligations	—	54,029,454	—	54,029,454
U.S. government obligations	—	86,350,662	—	86,350,662
Other debt obligations	—	131,890,230	—	131,890,230
TOTAL	$2,890,406	$1,986,310,640	—	$1,989,201,046
Other financial instruments**	($624,923)	—	—	($624,923)

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 32

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Bond futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Statement of Net Assets.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 33

During the year, the Fund invested in 2 year, 5 year and 10 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the year with a weighted average of 3,444 contracts and $65,504,447 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 26.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 34

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average net assets: .35% on the first $750 million, .325% next $750 million, .30% next $2 billion, and .275% over $3.5 billion. Under the terms of the agreement, $526,090 was payable at year end. In addition, $278,504 was payable at year end for operating expenses paid by the Advisor during September 2012.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is 1.08%, .75%, and .95% for Class A, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. , an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A, C, and Y shares pay an annual rate of .30% on the first $1.5 billion and .275% over $1.5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $454,169 was payable at year end.

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 35

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund’s average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $476,381 was payable at year end.

CID received $47,856 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $465,249 for the year ended September 30, 2012. Under the terms of the agreement, $14,756 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual fee of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The independent Trustees also received a fee between $1,500 and $2,000 for each special meeting they attended during the year. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $1,844,633,093 and $2,450,712,893, respectively. U.S. government security purchases and sales were $1,894,832,871 and $1,912,896,768, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2012, such purchase and sales transactions were $373,050,000 and $401,592,500, respectively.

The tax character of dividends and distributions paid during the years ended September 30, 2012 and September 30, 2011 were as follows:

Distributions paid from:	2012	2011
Ordinary income	$52,904,434	$102,810,583
Long term capital gain	33,441,902	—
Total	$86,346,336	$102,810,583

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 36

As of September 30, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$70,614,818
Unrealized (depreciation)	(33,795,259)
Net unrealized appreciation/(depreciation)	$36,819,559

Undistributed ordinary income	$454,514
Undistributed long term capital gain	$1,468,022

Federal income tax cost of investments	$1,952,381,487

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, straddles, and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities, tax exempt income, reallocation of distributions, and passive foreign investment companies.

Undistributed net investment income	$3,774,316
Accumulated net realized gain (loss)	(3,779,949)
Paid-in capital	5,633

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 37

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2012. For the year ended September 30, 2012, borrowings by the Fund under the agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$2,033	1.43%	$248,046	April 2012

NOTE E — OTHER

On October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio holdings was then being fair valued. The Advisor subsequently determined that it was appropriate to change the fair value prices at which that portfolio holding as well as certain related holdings had been carried from March 2008 through the Fund’s fiscal year end at September 30, 2011. These adjustments had the effect of changing the net asset value at which shareholder subscriptions and redemptions were executed during the period. Accordingly, in order to correct these shareholder trades, the Advisor contributed $10,161,859 to the Fund on December 27, 2011, for the benefit of affected shareholders.

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 38

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS A SHARES	2012	2011 (z)	2010
Net asset value, beginning	$16.06	$16.64	$16.48
Income from investment operations:
Net investment income	.35	.33	.42
Net realized and unrealized gain (loss)	.65	(.40)	.37
Total from investment operations	1.00	(.07)	.79
Distributions from:
Net investment income	(.38)	(.39)	(.40)
Net realized gain	(.25)	(.12)	(.23)
Total distributions	(.63)	(.51)	(.63)
Total increase (decrease) in net asset value	.37	(.58)	.16
Net asset value, ending	$16.43	$16.06	$16.64

Total return*	6.41%	(.46%)	4.90%
Ratios to average net assets: A
Net investment income	2.18%	2.02%	2.53%
Total expenses	1.22%	1.15%	1.14%
Expenses before offsets	1.08%	1.08%	1.08%
Net expenses	1.08%	1.08%	1.08%
Portfolio turnover	187%	263%	226%
Net assets, ending (in thousands)	$1,279,265	$1,686,575	$2,002,449

		YEARS ENDED
		September 30,	September 30,
CLASS A SHARES		2009 (z)	2008 (z)
Net asset value, beginning		$15.70	$16.17
Income from investment operations:
Net investment income		.52	.71
Net realized and unrealized gain (loss)		.88	(.36)
Total from investment operations		1.40	.35
Distributions from:
Net investment income		(.49)	(.70)
Net realized gain		(.13)	(.12)
Total distributions		(.62)	(.82)
Total increase (decrease) in net asset value		.78	(.47)
Net asset value, ending		$16.48	$15.70

Total return*		9.27%	2.13%
Ratios to average net assets: A
Net investment income		3.34%	4.47%
Total expenses		1.19%	1.17%
Expenses before offsets		1.09%	1.08%
Net expenses		1.08%	1.08%
Portfolio turnover		359%	495%
Net assets, ending (in thousands)		$1,758,619	$1,284,673

See notes to financial highlights.

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 39

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS C SHARES	2012	2011 (z)	2010
Net asset value, beginning	$15.99	$16.58	$16.41
Income from investment operations:
Net investment income	.22	.21	.29
Net realized and unrealized gain (loss)	.66	(.41)	.38
Total from investment operations	.88	(.20)	.67
Distributions from:
Net investment income	(.25)	(.27)	(.27)
Net realized gain	(.25)	(.12)	(.23)
Total distributions	(.50)	(.39)	(.50)
Total increase (decrease) in net asset value	.38	(.59)	.17
Net asset value, ending	$16.37	$15.99	$16.58
Total return*	5.65%	(1.25%)	4.18%
Ratios to average net assets: A
Net investment income	1.40%	1.30%	1.79%
Total expenses	1.86%	1.79%	1.80%
Expenses before offsets	1.86%	1.79%	1.80%
Net expenses	1.86%	1.79%	1.80%
Portfolio turnover	187%	263%	226%
Net assets, ending (in thousands)	$258,843	$311,299	$337,866

		YEARS ENDED
		September 30,	September 30,
CLASS C SHARES		2009 (z)	2008 (z)
Net asset value, beginning		$15.64	$16.11
Income from investment operations:
Net investment income		.39	.58
Net realized and unrealized gain (loss)		.88	(.36)
Total from investment operations		1.27	.22
Distributions from:
Net investment income		(.37)	(.57)
Net realized gain		(.13)	(.12)
Total distributions		(.50)	(.69)
Total increase (decrease) in net asset value		.77	(.47)
Net asset value, ending		$16.41	$15.64

Total return*		8.37%	1.35%
Ratios to average net assets: A
Net investment income		2.51%	3.70%
Total expenses		1.86%	1.88%
Expenses before offsets		1.86%	1.88%
Net expenses		1.85%	1.87%
Portfolio turnover		359%	495%
Net assets, ending (in thousands)		$219,342	$92,235

See notes to financial highlights.

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 40

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS I SHARES	2012	2011 (z)	2010
Net asset value, beginning	$16.12	$16.71	$16.53
Income from investment operations:
Net investment income	.44	.43	.50
Net realized and unrealized gain (loss)	.66	(.42)	.39
Total from investment operations	1.10	.01	.89
Distributions from:
Net investment income	(.46)	(.48)	(.48)
Net realized gain	(.25)	(.12)	(.23)
Total distributions	(.71)	(.60)	(.71)
Total increase (decrease) in net asset value	.39	(.59)	.18
Net asset value, ending	$16.51	$16.12	$16.71
Total return*	7.05%	.05%	5.53%
Ratios to average net assets: A
Net investment income	2.72%	2.57%	3.07%
Total expenses	.55%	.49%	.51%
Expenses before offsets	.55%	.49%	.51%
Net expenses	.55%	.49%	.51%
Portfolio turnover	187%	263%	226%
Net assets, ending (in thousands)	$100,874	$85,310	$59,348

		YEARS ENDED
		September 30,	September 30,
CLASS I SHARES		2009 (z)	2008 (z)
Net asset value, beginning		$15.74	$16.19
Income from investment operations:
Net investment income		.57	.67
Net realized and unrealized gain (loss)		.89	(.27)
Total from investment operations		1.46	.40
Distributions from:
Net investment income		(.54)	(.73)
Net realized gain		(.13)	(.12)
Total distributions		(.67)	(.85)
Total increase (decrease) in net asset value		.79	(.45)
Net asset value, ending		$16.53	$15.74

Total return*		9.68%	2.49%
Ratios to average net assets: A
Net investment income		3.39%	4.58%
Total expenses		.62%	2.64%
Expenses before offsets		.62%	.75%
Net expenses		.61%	.75%
Portfolio turnover		359%	495%
Net assets, ending (in thousands)		$28,045	$1,503

See notes to financial highlights.

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 41

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS Y SHARES	2012	2011 (z)	2010
Net asset value, beginning	$16.18	$16.79	$16.59
Income from investment operations:
Net investment income	.40	.40	.43
Net realized and unrealized gain (loss)	.66	(.43)	.42
Total from investment operations	1.06	(.03)	.85
Distributions from:
Net investment income	(.43)	(.46)	(.42)
Net realized gain	(.25)	(.12)	(.23)
Total distributions	(.68)	(.58)	(.65)
Total increase (decrease) in net asset value	.38	(.61)	.20
Net asset value, ending	$16.56	$16.18	$16.79

Total return*	6.77%	(.20%)	5.24%

Ratios to average net assets: A
Net investment income	2.48%	2.38%	2.72%
Total expenses	.81%	.79%	.80%
Expenses before offsets	.81%	.79%	.80%
Net expenses	.81%	.79%	.80%
Portfolio turnover	187%	263%	226%
Net assets, ending (in thousands)	$304,223	$455,764	$1,062,397

		PERIODS ENDED
		September 30,	September 30,
CLASS Y SHARES		2009 (z)	2008	(z)
Net asset value, beginning		$15.80	$16.19
Income from investment operations:
Net investment income		.50	.31
Net realized and unrealized gain (loss)		.92	(.40)
Total from investment operations		1.42	(.09)
Distributions from:
Net investment income		(.50)	(.30)
Net realized gain		(.13)	—
Total distributions		(.63)	(.30)
Total increase (decrease) in net asset value		.79	(.39)
Net asset value, ending		$16.59	$15.80

Total return*		9.35%	(.58%)

Ratios to average net assets: A
Net investment income		3.14%	4.00	% (a)
Total expenses		.88%	1.13	% (a)
Expenses before offsets		.88%	.93	% (a)
Net expenses		.87%	.93	% (a)
Portfolio turnover		359%	215%
Net assets, ending (in thousands)		$149,126	$31,224

See notes to financial highlights.

www.calvert.com	CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 42

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^ From February 29, 2008 inception.

See notes to financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 43

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor,

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 44

administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 45

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 46

This page intentionally left blank.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 48

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 49

www. calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 50

*The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

www. calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 51

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder,

It has been quite a 12-month period for investors. After two years of waxing and waning concerns about the sovereign debt crisis in the eurozone that were once again reaching a crescendo, European Central Bank (ECB) President Mario Draghi declared in July that the ECB would do “whatever it takes” to save the euro. Later, the ECB announced a plan to buy the short-term sovereign debt of troubled European nations seeking a new bailout and agreeing to implement reforms.

While this won’t solve the underlying problems, it will likely help keep shorter-term borrowing costs at manageable levels while these countries rebuild and restructure their financial systems. And, most importantly, it finally provides some much needed stability for the eurozone and reassurance to investors around the world.

In the meantime, uncertainty is growing closer to home with the November U.S. elections and potential “fiscal cliff” in January 2013, when a number of tax cuts expire and spending cuts become effective. But the Federal Reserve (Fed) has made clear its intentions to provide more stimulus, even if it means higher inflation in the short run.

After vacillating between corporate bonds and risk-free investments like U.S. Treasuries earlier in the year, investors’ appetite for higher yields in a low-rate environment seemed to win out toward the end of the period. As a result, the Barclays U.S. Credit Index returned 10.09% for the 12-month period ending September 30, 2012, twice the 4.56% return for the same period ending a year earlier. And high-yield bonds, which underperformed investment-grade corporates last year, nearly doubled the returns of investment-grade securities in this reporting period.1 Meanwhile, the ECB’s actions have made U.S. Treasury bonds only somewhat less attractive as a safe-haven asset. The three-month U.S. Treasury bill yield edged slightly lower over the reporting period to 0.11%, while five-year, 10-year, and 30-year Treasuries hit record low yields early in the third quarter of 2012 before the ECB’s decision to buy the sovereign debt of troubled European countries. Money-market rates remain just above zero. The Fed has updated its outlook, indicating that short-term Treasury rates will now remain low into 2015.

Uncertainty Dominates Economic Recovery

While there are a number of positive signs that the economy is picking up steam, the idea of an economic recovery still seems to be a mirage to some people. For example, growth in northeastern metropolitan areas is lagging, while metro areas out west, particularly those in natural gas or high-tech centers, are rebounding strongly.2 The housing market is finally seeing the light at the end of the tunnel. National home prices rose 3.6% year-over-year for the past 12 months, surging 9.4% in the western U.S. but notching up only 0.9% in the northeast.3 The labor market remains such a big concern that the Fed recently announced a new, open-ended round of bond purchases (quantitative easing) to encourage companies to start hiring again. Unlike past rounds of quantitative easing, the Fed says that the purchases will

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 4 continue until the labor market has significantly improved.

Overall, we remain cautiously optimistic about the economic recovery in the months ahead. As both citizens and investors, we hope the government gets back to the bargaining table after the elections and gives us all the gift of more certainty before the holidays.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance is one of the best ways to mitigate the effects of an uneven economic recovery. We recommend discussing that mix, as well as any changes in your financial situation, with your financial advisor.

A financial services consulting firm recently named Calvert as one of the Top Social Media Leaders in 2012 for using Facebook to share valuable content with investors and advisors.4 See what we have to offer at www.facebook.com/calvert.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. You can now get the same information on the go with our new iPhone® app, available free at iTunes.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.
October 2012

1. The BofA Merrill Lynch High Yield Master II Index returned 18.89% in the 12-month reporting period.

2. Brookings Institution, Metro Monitor - September 2012, www.brookings.edu/research/interactives/
metromonitor#overall

3. Clear Capital, “June Home Prices Provide Further Evidence of Budding Recovery. Forecast Indicates
Further Increases Through 2012,” July 2012 Market Report, http://clearcapital.com/company/
MarketReport.cfm?month=July&year=2012

4. kasina ranked Calvert fifth of 53 asset management and insurance companies for using Facebook to tell a compelling brand story and share valuable content with investors and advisors. The ranking was based on kasina’s three-tier methodology that ranked firms based on content, branding, interactivity, and usabil-
ity on each social platform. For more information, visit www.kasina.com.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 5

Performance

For the 12-month period ended September 30, 2012, Calvert Long-Term Income Fund’s Class A Shares (at NAV) returned 13.28% compared to 14.91% for its benchmark, the Barclays Long U.S. Credit Index. While the Fund’s overall performance was helped by its yield curve strategy, which benefitted as the yield curve steepened during the reporting period, the portfolio had less exposure to longer-maturity corporate bonds than its benchmark, which hurt relative performance.

CALVERT LONG-TERM
INCOME FUND
September 30, 2012

INVESTMENT PERFORMANCE
(total return at nav*)
	6 Months	12 Months
	ended	ended
	9/30/12	9/30/12 #
Class A	10.30%	13.28%
Barclays Long
U.S. Credit Index	10.45%	14.91%
Lipper BBB-Rated
Corp Debt Funds
Average	6.05%	10.70%

SEC YIELD
	30 DAYS ENDED
	9/30/12	9/30/11
	2.34%	2.82%

% of Total
ECONOMIC SECTORS	Investments
Corporate	83.7%
Financial Institutions	26.0%
Industrial	53.5%
Utility	4.2%
Government Related	3.1%
Agency	1.1%
Local Authority	2.0%
Securitized	3.5%
Collateralized Mortgage
Backed Securities	1.4%
Mortgage Backed
Passthrough	2.1%
Treasury	7.6%
Short-Term Investments	2.0%
Other	0.1%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

# The investment performance/return at NAV has been calculated in accordance with Generally Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjustments, the investment return may be different than the shareholder received during the reporting period. See Note E - Other in Notes to Financial Statements.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 6

Market Review

During the past 12 months, the U.S. fixed-income market and other financial markets continued to be buffeted by a bevy of factors, including the decisions of central banks, policy-makers, politicians, and voters in countries across the globe. Often, these decisions resulted in efforts to address slower economic growth and the financial instability created by the 2008 financial crisis—an event that triggered ongoing sovereign- and bank-debt issues in the euro area and dampened global economic growth.

From mid-2012, financial markets benefitted as central banks in key countries eased monetary policy. When the debt crisis in Spain threatened the stability of global financial markets, Mario Draghi, president of the European Central Bank (ECB), made a public pledge to take action to save the euro. Soon after, the ECB announced its Outright Monetary Transactions program, which will support the debt markets of any euro member government that seeks a financial bailout and is willing to implement austerity measures. There also was relief after key eurozone elections and when a German high court decision upheld the permanent euro bailout facility. An important benefit of these various actions—the ECB’s in particular—was a reduction of fear in the financial markets. One measure of fear, the VIX Index of the expected volatility of U.S. stock prices, fell by 63% over the reporting period.1 In the United States, the impact of partisan politics, political gridlock, and looming elections was apparent throughout the reporting period. This was particularly true at the end of 2011 (the beginning of the 12-month period), when markets recovered from near-default on U.S. government debt. It is also true today, as the potential economic effect of an unaddressed “fiscal cliff” looms over the economy. U.S. fiscal policy was effectively disabled. The Federal Reserve (Fed) faced sub-trend gross domestic product (GDP) growth, a below-target inflation rate, a weak labor market, and the unresolved euro crisis. In response to these challenges, the Fed lengthened the average maturity of the central bank’s securities portfolio over the reporting period, extended its commitment to a near-zero target interest rate, and initiated a third round of purchases of government-guaranteed securities (i.e., “QE3”) focused on mortgage-backed debt. Purchases of mortgage-backed securities are intended to drive down U.S. mortgage rates and, therefore, assist the nascent U.S. housing sector recovery. Significantly, the Fed made a more explicit commitment to tip monetary policy toward reducing unemployment even at the cost of a temporarily above-target consumer price inflation rate.

The chief tactics of Fed policy have been to effectively promise to hold savers’ rates to near zero and to remove a vast amount of U.S. government-guaranteed bonds from the market. By driving down the yields available on the safest investments, the Fed led investors to take more risk through the purchases of equities and corporate debt. This behavior drove equity prices higher and the yields on bonds lower. Higher equity prices helped household net worth recover from the 2008 crisis. Lower corporate bond yields helped ease financial conditions in the private-sector debt market.

Over the reporting period, a key investment-grade bond yield index fell by more than one percentage point to 2.86% and a key non-investment-grade bond yield index declined by almost three percentage points to 6.62%.2 The benchmark 10-year Treasury yield declined by approximately one-quarter percentage point to about 1.65%. Money-market yields remained pinned just above zero percent. At the end of the reporting period, the three-month Treasury bill yield was little changed at 0.11%, as was the three-month non-financial commercial paper yield at 0.18%.3

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 7

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown reflect the deduction of the maximum front-end sales charge of 3.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.32%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 8

Portfolio Strategy

During the reporting period, particularly in the first quarter of 2012, there was a strong rally in corporate bonds. The fund was underweight corporate bonds relative to its benchmark, hurting its relative performance. On September 30, 2011, 54.9% of the Fund was invested in corporate bonds compared to 78.32% of the benchmark. We actively repositioned the Fund’s assets from illiquid, thinly-traded securities to more liquid names like those in the Index throughout the reporting period. This helped increase the Fund’s exposure to corporate bonds.

CALVERT LONG-TERM
INCOME FUND
September 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A	(with max. load)
One year#	9.05%
Five year	10.56%
Since inception (12/31/2004)	8.82%

# (see note on page 6)

We continued to lengthen the Fund’s duration during the reporting period. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. On September 30, 2011, the Fund’s duration was 7.34 years while its benchmark’s duration was 12.86 years. By the end of the period, we had extended the Fund’s duration to roughly 10.87 years compared to 13.67 years for the index. The Fund uses Treasury futures to hedge its interest rate position. This futures strategy impacted the Fund’s performance by +87 basis points. The short relative duration was a drag on performance as the 10-year Treasury yield declined to 1.63% at the end of the reporting period.

We also continued to increase our allocation to mortgage-backed securities (MBS) in anticipation of a new round of government-guaranteed bond purchases. The Federal Reserve did not disappoint and the Fund continues to benefit from its position in MBS. During the period, our exposure to MBS increased from 0.61% to 2.05%. The Index does not include MBS.

The yield curve steepened during the reporting period with the difference in yield between the five- and 30-year Treasuries widening by 23 basis points (a basis point is 0.01 percentage points). The Fund benefited from its positioning in corporate bonds along the yield curve. The portfolio was underweight longer-maturity securities--those with maturities of 20 or more years--relative to its benchmark.

The Fund’s high-yield (non-investment grade) bonds, which are not included in the Index, made a positive contribution to performance during the 12-month period. At the start of the reporting period, high-yield bonds (not including non-rated bonds) accounted for 7.50% of the Fund’s assets. The BofA Merrill Lynch High Yield Master II Index, a high-yield bond index, returned 18.89% during the reporting period.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 9

Outlook

Fiscal policy uncertainty is a distraction to U.S. corporate leadership, which remains somewhat risk averse. This uncertainty has dampened corporations’ plans to invest and hire new workers, so it is critical that corporate leaders gain a better sense of the future path of federal taxes and spending. In addition, financial-sector companies, in particular, must adjust to new post-crisis regulatory rules.

However, we do not expect much fiscal policy clarity for at least the next quarter. The economy would be poised to do better if political leadership produced a creditable fiscal package that reduced uncertainty. That would take pressure off the Fed to continue easing monetary policy.

We expect the economy to continue to grow at a modest pace, consumer price inflation to remain low, and the job market to only slowly improve. The Fed may announce more purchases of Treasury securities early in 2013 after the current maturity extension program expires on December 31. Government-guaranteed bond yields should remain quite low and money-market yields will likely stay close to zero. We continue to favor corporate bonds given the strong balance sheets of most corporate issuers and the attractive value relative to Treasuries.

October 2012

1. Chicago Board Options Exchange data

2. BofA Merrill Lynch U.S. Corporate Master Effective Yield and BofA Merrill Lynch U.S. High Yield Master II Effective Yield

3. Federal Reserve data

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 10

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 11

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/12	9/30/12	4/1/12 - 9/30/12
Actual	$1,000.00	$1,103.00	$6.58
Hypothetical	$1,000.00	$1,018.74	$6.32
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund
and Shareholders of Calvert Long-Term Income Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert Long-Term Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Long-Term Income Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 29, 2012

www. calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 13

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

COLLATERALIZED MORTGAGE-BACKED	PRINCIPAL
OBLIGATIONS (PRIVATELY ORGINATED) - 0.0%	AMOUNT	VALUE
Credit Suisse First Boston Mortgage Securities Corp., 5.25%,
12/25/35	$55,162	$55,260

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $53,217)		55,260

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.0%
Credit Suisse First Boston Mortgage Securities Corp., 4.597%,
3/15/35	1,017,736	1,023,479
JP Morgan Chase Commercial Mortgage Securities Corp.,
5.299%, 6/12/41 (r)	281,473	288,680
LB-UBS Commercial Mortgage Trust, 4.96%, 12/15/31	442,144	444,327
Morgan Stanley Dean Witter Capital I, 5.08%, 9/15/37	295,959	296,003
Wachovia Bank Commercial Mortgage Trust, 5.23%, 7/15/41 (r).	72,055	72,039

Total Commercial Mortgage-Backed Securities
(Cost $2,153,198)		2,124,528

CORPORATE BONDS - 82.6%
Aetna, Inc., 4.50%, 5/15/42	2,000,000	2,030,572
Alcoa, Inc., 5.40%, 4/15/21	1,200,000	1,259,587
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	4,817	—
America Movil SAB de CV, 4.375%, 7/16/42	1,500,000	1,555,746
American International Group, Inc., 4.875%, 6/1/22	2,600,000	2,930,088
American Tower Corp.:
5.90%, 11/1/21	250,000	296,588
4.70%, 3/15/22	1,000,000	1,096,927
Amgen, Inc., 5.15%, 11/15/41	1,500,000	1,671,425
Anheuser-Busch InBev Worldwide, Inc.:
2.50%, 7/15/22	1,000,000	1,014,164
3.75%, 7/15/42	1,000,000	1,002,461
Apache Corp., 4.75%, 4/15/43	1,500,000	1,713,971
ArcelorMittal, 5.75%, 3/1/21	1,000,000	952,730
AT&T, Inc.:
3.875%, 8/15/21	185,000	209,404
5.55%, 8/15/41	3,000,000	3,734,397
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	30,000	—
Bank of America Corp.:
2.008%, 7/11/14 (r)	1,000,000	1,010,114
5.70%, 1/24/22	1,900,000	2,231,666
5.875%, 2/7/42	1,000,000	1,168,910
Barrick Gold Corp., 5.25%, 4/1/42	1,000,000	1,106,772
Berkshire Hathaway Finance Corp., 4.40%, 5/15/42	2,000,000	2,058,400
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate
thereafter to 12/15/55 (r)	1,500,000	1,668,750
Boston Properties LP, 3.85%, 2/1/23	1,400,000	1,474,519
Campbell Soup Co., 3.80%, 8/2/42	2,000,000	1,983,676
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	1,350,000	1,394,277
Carolina Power & Light Co., 4.10%, 5/15/42	2,000,000	2,082,042

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 14

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Cemex SAB de CV, 5.362%, 9/30/15 (e)(r)	$1,000,000	$952,500
CenturyLink, Inc.:
5.80%, 3/15/22	750,000	816,110
7.65%, 3/15/42	1,100,000	1,171,952
Chesapeake Energy Corp., 7.625%, 7/15/13	2,300,000	2,386,250
CIT Group, Inc., 5.25%, 3/15/18	500,000	536,250
Citigroup, Inc.:
2.438%, 8/13/13 (r)	1,000,000	1,013,366
3.953%, 6/15/16	200,000	213,992
4.50%, 1/14/22	3,000,000	3,293,946
Comcast Corp., 4.65%, 7/15/42	1,000,000	1,069,609
Corning, Inc., 4.75%, 3/15/42	2,000,000	2,161,406
Crown Castle Towers LLC:
6.113%, 1/15/40 (e)	785,000	945,441
4.883%, 8/15/40 (e)	1,000,000	1,125,295
CVS Pass-Through Trust:
5.88%, 1/10/28	321,093	360,575
6.036%, 12/10/28	653,796	759,175
6.943%, 1/10/30	446,958	544,466
DDR Corp., 4.75%, 4/15/18	1,000,000	1,109,478
Deere & Co., 3.90%, 6/9/42	1,800,000	1,861,882
Deutsche Telekom International Finance BV, 4.875%, 3/6/42 (e) .	1,000,000	1,075,159
Devon Energy Corp., 4.75%, 5/15/42	1,000,000	1,071,507
Discover Bank:
8.70%, 11/18/19	500,000	645,593
7.00%, 4/15/20	500,000	602,247
Discover Financial Services, 5.20%, 4/27/22 (e)	500,000	547,834
Dow Chemical Co., 5.25%, 11/15/41	1,500,000	1,702,044
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	1,000,000	1,040,237
Eastman Chemical Co., 3.60%, 8/15/22	2,000,000	2,106,808
Ecolab, Inc., 5.50%, 12/8/41	1,000,000	1,243,657
Enterprise Products Operating LLC:
4.85%, 8/15/42	2,000,000	2,058,870
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	340,000	380,800
ERP Operating LP, 4.625%, 12/15/21	500,000	576,198
FIA Card Services NA, 7.125%, 11/15/12	500,000	503,746
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,000,000	1,151,015
Ford Motor Credit Co. LLC:
3.875%, 1/15/15	400,000	418,038
4.207%, 4/15/16	1,000,000	1,059,742
4.25%, 2/3/17	100,000	106,280
5.875%, 8/2/21	1,000,000	1,131,360
France Telecom SA, 5.375%, 1/13/42	700,000	822,507
General Electric Capital Corp.:
3.15%, 9/7/22	1,000,000	1,004,485
5.875%, 1/14/38	1,000,000	1,191,661
6.875%, 1/10/39	1,500,000	2,004,157
General Electric Capital Corp. / LJ VP Holdings LLC, 3.80%,
6/18/19 (e)	1,600,000	1,688,360
Gilead Sciences, Inc., 5.65%, 12/1/41	1,000,000	1,250,797

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 15

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Glitnir Banki HF:
3.046%, 4/20/10 (e)(r)(y)*	$75,000	$22,500
6.693% to 6/15/11,
floating rate thereafter to 6/15/16 (e)(r)(y)*	150,000	1,125
Goldman Sachs Group, Inc.:
6.15%, 4/1/18	1,000,000	1,167,179
5.75%, 1/24/22	2,500,000	2,879,690
Hartford Financial Services Group, Inc., 6.625%, 4/15/42	1,000,000	1,209,331
HCA, Inc., 6.30%, 10/1/12	1,000,000	1,000,000
Intel Corp., 4.80%, 10/1/41	500,000	584,867
International Business Machines Corp., 2.90%, 11/1/21	1,000,000	1,068,616
Jefferies Group, Inc., 5.125%, 4/13/18	500,000	507,500
Johnson Controls, Inc., 5.00%, 3/30/20	1,000,000	1,137,826
JPMorgan Chase & Co.:
4.40%, 7/22/20	250,000	275,147
4.50%, 1/24/22	3,750,000	4,159,687
Kraft Foods Group, Inc.:
3.50%, 6/6/22 (e)	1,000,000	1,056,591
5.00%, 6/4/42 (e)	1,000,000	1,115,577
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	2,100,000	2,047,500
Liberty Mutual Group, Inc., 6.50%, 5/1/42 (e)	2,000,000	2,165,068
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	100,000	94,831
Lowe’s Co.’s, Inc.:
5.125%, 11/15/41	500,000	581,007
4.65%, 4/15/42	1,000,000	1,089,973
Macy’s Retail Holdings, Inc.:
3.875%, 1/15/22	400,000	431,224
5.125%, 1/15/42	500,000	546,185
Medtronic, Inc., 4.50%, 3/15/42	500,000	565,307
Methanex Corp., 5.25%, 3/1/22	1,000,000	1,068,302
Molson Coors Brewing Co., 5.00%, 5/1/42	2,000,000	2,234,452
Morgan Stanley:
6.25%, 8/28/17	500,000	567,225
5.50%, 1/26/20	500,000	544,246
5.50%, 7/24/20	1,500,000	1,619,559
National Fuel Gas Co., 6.50%, 4/15/18	100,000	118,775
Nationwide Health Properties, Inc.:
6.25%, 2/1/13	1,600,000	1,629,366
6.90%, 10/1/37	390,000	496,358
6.59%, 7/7/38	30,000	32,868
NBCUniversal Media LLC:
4.375%, 4/1/21	500,000	566,968
2.875%, 1/15/23	2,000,000	1,996,340
4.45%, 1/15/43	2,000,000	1,993,180
New Albertsons, Inc., 8.00%, 5/1/31	1,650,000	973,500
New York University, 5.236%, 7/1/32	850,000	992,987
Newmont Mining Corp.:
3.50%, 3/15/22	1,000,000	1,014,421
4.875%, 3/15/42	1,000,000	1,024,944
Noble Holding International Ltd., 5.25%, 3/15/42	1,000,000	1,074,499
NYU Hospitals Center, 4.428%, 7/1/42	1,000,000	1,016,240
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	150,000	84,000

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 16

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
PacifiCorp:
2.95%, 2/1/22	$2,000,000	$2,119,416
4.10%, 2/1/42	400,000	423,581
Pearson Funding Four plc, 3.75%, 5/8/22 (e)	2,000,000	2,084,014
PepsiCo, Inc., 2.75%, 3/5/22	1,000,000	1,038,173
Pernod-Ricard SA, 5.50%, 1/15/42 (e)	1,000,000	1,141,102
Pioneer Natural Resources Co.:
5.875%, 7/15/16	700,000	797,460
3.95%, 7/15/22	1,500,000	1,593,414
PPL Montana LLC, 8.903%, 7/2/20	12,944	14,656
QVC, Inc., 5.125%, 7/2/22 (e)	2,000,000	2,118,030
SABMiller Holdings, Inc.:
3.75%, 1/15/22 (e)	780,000	847,031
4.95%, 1/15/42 (e)	2,000,000	2,327,468
Safeway, Inc., 4.75%, 12/1/21	500,000	509,761
Schlumberger Investment SA, 2.40%, 8/1/22 (e)	1,000,000	989,852
Simon Property Group LP:
10.35%, 4/1/19	320,000	460,504
4.125%, 12/1/21	350,000	388,184
Southern Power Co., 5.15%, 9/15/41	1,000,000	1,146,141
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	1,100,000	1,177,000
SunTrust Bank, 0.721%, 8/24/15 (r)	975,000	940,564
Symantec Corp., 3.95%, 6/15/22	750,000	759,031
Syngenta Finance NV, 4.375%, 3/28/42	2,000,000	2,178,168
Target Corp., 4.00%, 7/1/42	1,500,000	1,535,267
Telefonica Emisiones SAU, 0.772%, 2/4/13 (r)	900,000	896,864
The Gap, Inc., 5.95%, 4/12/21	1,000,000	1,113,919
The Home Depot, Inc., 5.875%, 12/16/36	1,440,000	1,897,446
Time Warner Cable, Inc.:
5.50%, 9/1/41	2,000,000	2,263,172
4.50%, 9/15/42	1,000,000	997,277
Time Warner, Inc.:
3.40%, 6/15/22	500,000	528,060
5.375%, 10/15/41	2,500,000	2,845,440
4.90%, 6/15/42	500,000	548,589
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	5,950,000	658,070
2/15/45 (b)(e)	6,203,418	970,215
Toyota Motor Credit Corp., 3.30%, 1/12/22	500,000	542,103
Toys R Us Property Co. I LLC, 10.75%, 7/15/17	2,000,000	2,180,000
TransContinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42 (e)	650,000	664,479
Union Pacific Corp., 4.30%, 6/15/42	1,000,000	1,066,406
United Technologies Corp., 4.50%, 6/1/42	2,000,000	2,241,570
UnitedHealth Group, Inc.:
3.375%, 11/15/21	200,000	213,233
4.625%, 11/15/41	200,000	215,957
US Bancorp, 2.95%, 7/15/22	1,000,000	1,009,514
US Bank, 3.778% to 4/29/15, floating rate thereafter
to 4/29/20 (r)	1,000,000	1,062,222
Verizon Communications, Inc., 4.75%, 11/1/41	1,000,000	1,149,699
VF Corp., 3.50%, 9/1/21	1,000,000	1,074,463

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 17

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Viacom, Inc., 4.50%, 2/27/42	$500,000	$516,919
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	2,200,000	2,175,250
Walgreen Co., 4.40%, 9/15/42	1,000,000	1,031,109
Walt Disney Co., 4.125%, 12/1/41	200,000	222,097
Watson Pharmaceuticals, Inc., 4.625%, 10/1/42	1,000,000	1,023,840
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	881,138	565,029
Yara International ASA, 7.875%, 6/11/19 (e)	950,000	1,208,432

Total Corporate Bonds (Cost $166,952,793)		179,577,133

MUNICIPAL OBLIGATIONS - 1.4%
Adams-Friendship Area Wisconsin School District GO
Bonds, 5.47%, 3/1/18	30,000	35,244
Connecticut Special Tax Obligation Revenue Bonds,
5.459%, 11/1/30	1,000,000	1,196,610
East Lansing Michigan GO Bonds, 5.00%, 4/1/14	85,000	89,577
Kern County California PO Revenue Bonds, Zero Coupon,
8/15/20	125,000	79,714
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	120,000	80,408
Orange County California PO Revenue Bonds, Zero
Coupon, 9/1/14	95,000	89,809
Schenectady New York Metroplex Development Authority
Revenue Bonds, 5.36%, 8/1/16	40,000	45,034
Texas Transportation Commission Revenue Bonds, 5.178%,
4/1/30	1,000,000	1,216,800
Wells Fargo Bank NA Custodial Receipts Revenue Bonds:
6.584%, 9/1/27 (e)	100,000	110,718
6.734%, 9/1/47 (e)	100,000	110,360
West Covina California Public Financing Authority Lease
Revenue Bonds, 6.05%, 6/1/26	40,000	39,823

Total Municipal Obligations (Cost $2,632,938)		3,094,097

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 1.1%
Freddie Mac:
5.25%, 4/18/16	700,000	816,797
2.375%, 1/13/22	455,000	477,313
6.75%, 3/15/31	700,000	1,094,415

Total U.S. Government Agencies and Instrumentalities
(Cost $2,150,866)		2,388,525

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 2.0%
Fannie Mae, 3.00%, 10/12/12	4,200,000	4,433,625

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $4,357,638)		4,433,625

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 18

	PRINCIPAL
U.S. TREASURY OBLIGATIONS - 7.5%	AMOUNT	VALUE
United States Treasury Bonds, 3.00%, 5/15/42	$5,855,000	$6,070,903
United States Treasury Notes:
0.625%, 8/31/17	1,210,000	1,210,756
0.625%, 9/30/17	3,315,000	3,314,483
1.625%, 8/15/22	5,755,000	5,748,704

Total U.S. Treasury Obligations (Cost $16,183,369)		16,344,846

FLOATING RATE LOANS (d)- 0.2%
Clear Channel Communications, Inc., Term Loan Tranche B,
3.866%, 1/29/16 (r)	474,429	387,030

Total Floating Rate Loans (Cost $450,235)		387,030

SOVEREIGN GOVERNMENT BONDS - 0.6%
Province of Ontario Canada, 1.65%, 9/27/19	1,195,000	1,198,466

Total Sovereign Government Bonds (Cost $1,191,746)		1,198,466

TIME DEPOSIT - 4.9%
State Street Bank Time Deposit, 0.113%, 10/1/12	10,575,814	10,575,814

Total Time Deposit (Cost $10,575,814)		10,575,814

EQUITY SECURITIES - 0.3%	SHARES
CoBank ACB, Preferred (e)	400	268,875
Woodbourne Capital, Trust I, Preferred (b)(e)	1,000,000	429,900

Total Equity Securities (Cost $595,834)		698,775

TOTAL INVESTMENTS (Cost $207,297,648) - 101.6%.		220,878,099
Other assets and liabilities, net - (1.6%)		(3,396,019)
NET ASSETS - 100%		$217,482,080

See notes to financial statements.

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 19

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACEAMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
10 Year U.S. Treasury Notes	59	12/12	$7,875,578	$47,342
30 Year U.S. Treasury Bonds	47	12/12	7,020,625	149,035
Total Purchased				$196,377

Sold:
5 Year U.S. Treasury Notes	18	12/12	$2,243,391	($6,101)

(b) This security was valued by the Board of Trustees. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank
Offered Rate (LIBOR) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making inter-
est payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Banki HF (the Bank) on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. This security is no longer accruing inter-
est.

* Non-income producing security.

Abbreviations:
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
PO: Pension Obligation

See notes to financial statements.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 20

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2012

ASSETS
Investments in securities, at value (Cost $207,297,648) - see accompanying schedule	$220,878,099
Cash	13,803
Receivable for securities sold	16,444,636
Receivable for shares sold	1,066,204
Interest and dividends receivable	2,193,626
Other assets	191,894
Total assets	240,788,262

LIABILITIES
Payable for securities purchased	22,799,840
Payable for shares redeemed	229,984
Payable for futures variation margin	7,359
Payable to Calvert Investment Management, Inc.	135,847
Payable to Calvert Investment Administrative Services, Inc.	48,927
Payable to Calvert Investment Services, Inc.	2,793
Payable to Calvert Investment Distributors, Inc	44,479
Accrued expenses and other liabilities	36,953
Total liabilities	23,306,182

NET ASSETS	$217,482,080

NET ASSETS CONSIST OF:
Paid-in capital applicable to 11,510,402 shares of
beneficial interest, unlimited number of no par value shares authorized	$192,780,500
Accumulated net realized gain (loss)	10,930,853
Net unrealized appreciation (depreciation)	13,770,727

NET ASSETS	$217,482,080

NET ASSET VALUE PER SHARE	$18.89

See notes to financial statements.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 21

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$8,003,383
Dividend income	68,327
Total investment income	8,071,710

Expenses:
Investment advisory fee	817,191
Administrative fees	561,818
Transfer agency fees and expenses	470,643
Distribution Plan expenses	510,744
Trustees’ fees and expenses	19,180
Custodian fees	51,389
Accounting fees	33,053
Registration fees	17,061
Reports to shareholders	61,806
Professional fees	30,517
Miscellaneous	38,648
Total expenses	2,612,050
Reimbursement from Advisor	(58,170)
Fees paid indirectly	(160)
Net expenses	2,553,720

NET INVESTMENT INCOME	5,517,990

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	10,077,181
Futures	1,580,717
11,657,898

Change in unrealized appreciation (depreciation) on:
Investments	8,726,329
Futures	105,583
8,831,912

NET REALIZED AND UNREALIZED GAIN (LOSS)	20,489,810

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$26,007,800

See notes to financial statements.

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 22

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$5,517,990	$4,808,914
Net realized gain (loss)	11,657,898	6,449,706
Change in unrealized appreciation (depreciation)	8,831,912	(2,011,386)*

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	26,007,800	9,247,234

Distributions to shareholders from:
Net investment income	(5,648,179)	(5,023,868)
Net realized gain	(6,760,238)	(5,562,393)
Total distributions	(12,408,417)	(10,586,261)

Capital share transactions:
Shares sold	110,005,950	112,429,922
Reinvestment of distributions	11,048,447	9,364,526
Redemption fees	5,352	15,958
Shares redeemed	(90,877,045)	(86,546,485)
Total capital share transactions	30,182,704	35,263,921

TOTAL INCREASE (DECREASE) IN NET ASSETS	43,782,087	33,924,894

NET ASSETS
Beginning of year	173,699,993	139,775,099 *
End of year	$217,482,080	$173,699,993

CAPITAL SHARE ACTIVITY
Shares sold	6,179,132	6,401,241
Reinvestment of distributions	629,102	542,707
Shares redeemed	(5,072,294)	(4,957,664)
Total capital share activity	1,735,940	1,986,284

*Amount was revised for changes to the value of certain security holdings as further described in Note E.

See notes to financial statements.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 23

NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Long-Term Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers Class A shares which are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Funds’ investments by major category are as follows:

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 24

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices, and such securities are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the invest-

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 25

ment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2012, securities valued at $2,058,185, or 0.9% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2012:

		VALUATION INPUTS
Investments In Securities*	Level 1	Level 2	Level 3	Total
Equity securities	$268,875	$429,900	-	$698,775
Collateralized mortgage-backed
obligations	-	55,260	-	$55,260
Commercial mortgage-backed
securities	-	2,124,528	-	$2,124,528
Corporate debt	-	179,577,133	-	$179,577,133
Municipal obligations	-	3,094,097	-	$3,094,097
U.S. government obligations	-	23,166,996	-	$23,166,996
Sovereign government bonds	-	1,198,466	-	$1,198,466
Floating rate loans	-	387,030	-	$387,030
Other debt obligations	-	10,575,814	-	$10,575,814
TOTAL	$268,875	$220,609,224	-	$220,878,099
Other financial instruments**	$190,276	-	-	$190,276

* For a complete listing of investments, please refer to the Schedule of Investments.

** Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 26 holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Bond futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Schedule of Investments.

During the year, the Fund invested in 2 year, 5 year, 10 year, and 30 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the year with a weighted average of 399 contracts and $8,101,415 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income,

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 27

which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Schedule of Investments footnotes on page 20.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 28

are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .40% of the Fund’s average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is 1.25%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .275% of the average daily net assets.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund’s average daily net assets of Class A.

CID received $94,555 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $65,216 for the year ended September 30, 2012. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The independent Trustees also received a fee between $1,500 and $2,000 for each special meeting they attended during the year. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 29

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $309,021,535 and $253,426,019, respectively. U.S. government security purchases and sales were $482,840,817 and $497,936,306, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2012, there were no such transactions.

The tax character of dividends and distributions paid during the years ended September 30, 2012 and September 30, 2011 were as follows:

Distributions paid from:	2012	2011
Ordinary income	$11,253,846	$10,586,261
Long term capital gain	1,154,571	—
Total	$12,408,417	$10,586,261

As of September 30, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$14,584,459
Unrealized (depreciation)	(1,065,153)
Net unrealized appreciation/(depreciation)	$13,519,306

Undistributed ordinary income	$8,078,276
Undistributed long term capital gain	$3,107,331

Federal income tax cost of investments	$207,358,793

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, straddles, and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities, distribution reallocations, and tax exempt income.

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 30

Undistributed net investment income	$130,189
Accumulated net realized gain (loss)	(130,383)
Paid-in capital	194

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2012.

NOTE E — OTHER

On October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio holdings was then being fair valued. The Advisor subsequently determined that it was appropriate to change the fair value prices at which that portfolio holding as well as certain related holdings had been carried from March 2008 through the Fund’s fiscal year end at September 30, 2011. These adjustments had the effect of changing the net asset value of the Fund by ($203,277), ($483,547), ($125,413), and ($602,412) (unaudited) as of September 30, 2008, 2009, 2010 and March 31, 2011, respectively. These adjustments also had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the period. Accordingly, in order to correct these shareholder trades, the Advisor contributed $381,095 to the Fund on December 27, 2011, for the benefit of affected shareholders.

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 31

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS A SHARES	2012	2011	2010 ^^
Net asset value, beginning	$17.77	$17.95 ^	$17.32 ^
Income from investment operations:
Net investment income	.48	.58	.58
Net realized and unrealized gain (loss)	1.77	.51 ^	1.50 ^
Total from investment operations	2.25	1.09	2.08
Distributions from:
Net investment income	(.50)	(.59)	(.57)
Net realized gain	(.63)	(.68)	(.88)
Total distributions	(1.13)	(1.27)	(1.45)
Total increase (decrease) in net asset value	1.12	(.18)	.63
Net asset value, ending	$18.89	$17.77	$17.95 ^

Total return*	13.28%	6.45%^,^^^	12.78%^
Ratios to average net assets: A
Net investment income	2.70%	3.26%	3.47%
Total expenses	1.28%	1.32%	1.42%
Expenses before offsets	1.25%	1.25%	1.25%
Net expenses	1.25%	1.25%	1.25%
Portfolio turnover	406%	498%	596%
Net assets, ending (in thousands)	$217,482	$173,700	$139,775 ^

		YEARS ENDED
		September 30	September 30,
CLASS A SHARES		2009 ^^	2008 ^^
Net asset value, beginning		$15.33 ^	$15.62
Income from investment operations:
Net investment income		.54	.62
Net realized and unrealized gain (loss)		2.46 ^	.09 ^
Total from investment operations		3.00	.71
Distributions from:
Net investment income		(.52)	(.61)
Net realized gain		(.49)	(.39)
Total distributions		(1.01)	(1.00)
Total increase (decrease) in net asset value		1.99	(.29)
Net asset value, ending		$17.32 ^	$15.33 ^

Total return*		20.68%^	4.56%^
Ratios to average net assets: A
Net investment income		3.45%	3.96%
Total expenses		1.46%	1.66%
Expenses before offsets		1.27%	1.28%
Net expenses		1.25%	1.25%
Portfolio turnover		781%	604%
Net assets, ending (in thousands)		$77,153 ^	$29,328 ^

See notes to financial highlights.

www. calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 32

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^ Amount was revised for changes to the value of certain security holdings as further described in Note E.

^^ The Financial Highlights for years ended 2008 through 2010 have been restated to reflect a change for an immaterial pricing adjustment.

^^^ The total return was revised from the previously reported amount of 6.63%.

See notes to financial statements.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 33

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 34

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 35

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 36

This page intentionally left blank.

www.calvert.com	CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 37

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 38

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 39

www. calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 40

*The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

www. calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 41

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

It has been quite a 12-month period for investors. After two years of waxing and waning concerns about the sovereign debt crisis in the eurozone that were once again reaching a crescendo, European Central Bank (ECB) President Mario Draghi declared in July that the

ECB would do “whatever it takes” to save the euro. Later, the ECB announced a plan to buy the short-term sovereign debt of troubled European nations seeking a new bailout and agreeing to implement reforms.

While this won’t solve the underlying problems, it will likely help keep shorter-term borrowing costs at manageable levels while these countries rebuild and restructure their financial systems. And, most importantly, it finally provides some much needed stability for the eurozone and reassurance to investors around the world.

In the meantime, uncertainty is growing closer to home with the November U.S. elections and potential “fiscal cliff” in January 2013, when a number of tax cuts expire and spending cuts become effective. But the Federal Reserve (Fed) has made clear its intentions to provide more stimulus, even if it means higher inflation in the short run.

After vacillating between corporate bonds and risk-free investments like U.S. Treasuries earlier in the year, investors’ appetite for higher yields in a low-rate environment seemed to win out toward the end of the period. As a result, the Barclays U.S. Credit Index returned 10.09% for the 12-month period ending September 30, 2012, twice the 4.56% return for the same period ending a year earlier. And high-yield bonds, which underperformed investment-grade corporates last year, nearly doubled the returns of investment-grade securities in this reporting period.1 Meanwhile, the ECB’s actions have made U.S. Treasury bonds only somewhat less attractive as a safe-haven asset. The three-month U.S. Treasury bill yield edged slightly lower over the reporting period to 0.11%, while five-year, 10-year, and 30-year Treasuries hit record low yields early in the third quarter of 2012 before the ECB’s decision to buy the sovereign debt of troubled European countries. Money-market rates remain just above zero. The Fed has updated its outlook, indicating that short-term Treasury rates will now remain low into 2015.

Uncertainty Dominates Economic Recovery

While there are a number of positive signs that the economy is picking up steam, the idea of an economic recovery still seems to be a mirage to some people. For example, growth in northeastern metropolitan areas is lagging, while metro areas out west, particularly those in natural gas or high-tech centers, are rebounding strongly.2 The housing market is finally seeing the light at the end of the tunnel. National home prices rose 3.6% year-over-year for the past 12 months, surging 9.4% in the western U.S. but notching up only 0.9% in the northeast.3 The labor market remains such a big concern that the Fed recently announced a new, open-ended round of bond purchases (quantitative easing) to encourage companies to start

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 4 hiring again. Unlike past rounds of quantitative easing, the Fed says that the purchases will continue until the labor market has significantly improved.

Overall, we remain cautiously optimistic about the economic recovery in the months ahead. As both citizens and investors, we hope the government gets back to the bargaining table after the elections and gives us all the gift of more certainty before the holidays.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance is one of the best ways to mitigate the effects of an uneven economic recovery. We recommend discussing that mix, as well as any changes in your financial situation, with your financial advisor.

A financial services consulting firm recently named Calvert as one of the Top Social Media Leaders in 2012 for using Facebook to share valuable content with investors and advisors.4 See what we have to offer at www.facebook.com/calvert.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. You can now get the same information on the go with our new iPhone® app, available free at iTunes.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.
October 2012

1. The BofA Merrill Lynch High Yield Master II Index returned 18.89% in the 12-month reporting period.

2. Brookings Institution, Metro Monitor - September 2012, www.brookings.edu/research/interactives/
metromonitor#overall

3. Clear Capital, “June Home Prices Provide Further Evidence of Budding Recovery. Forecast Indicates
Further Increases Through 2012,” July 2012 Market Report, http://clearcapital.com/company/
MarketReport.cfm?month=July&year=2012

4. kasina ranked Calvert fifth of 53 asset management and insurance companies for using Facebook to tell a compelling brand story and share valuable content with investors and advisors. The ranking was based on kasina’s three-tier methodology that ranked firms based on content, branding, interactivity, and usabil-
ity on each social platform. For more information, visit www.kasina.com.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 5

Performance

For the 12-month period ended September 30, 2012, Calvert Ultra-Short Income Fund’s Class A Shares (at NAV) returned 2.45%. The Fund’s benchmark, the Barclays 9-12 Months Short Treasury Index, returned 0.25%. The Fund’s outperformance was largely due to its out-of-index positions in corporate bonds, as the corporate bond sector rallied during the reporting period.

Market Review

During the past 12 months, the U.S. fixed-income market and other financial markets continued to be buffeted by a bevy of factors, including the decisions of central banks, poli-cymakers, politicians, and voters in countries

CALVERT ULTRA-SHORT
INCOME FUND
September 30, 2012

INVESTMENT PERFORMANCE
(total return at nav*)
	6 Months	12 Months
	ended	ended
	9/30/12	9/30/12
Class A	0.99%	2.45%
Class Y	1.10%	2.61%

Barclays 9-12 Months
Short Treasury Index	0.16%	0.25%
Lipper Ultra-Short
Obligations Funds
Average	0.82%	1.86%

SEC YIELD
	30 DAYS ENDED
	9/30/12	9/30/11
Class A	0.68%	1.68%
Class Y	0.89%	1.91%

% of Total
ECONOMIC SECTORS	Investments
Corporate	77.0%
Financial Institutions	41.0%
Industrial	35.6%
Utility	0.4%
Government Related	0.2%
Agency	0.2%
Securitized	11.9%
Asset Backed Securities	5.4%
Collateralized Mortgage
Backed Securities	5.4%
Covered	0.5%
Mortgage Backed Passthrough	0.6%
Treasury	0.3%
Short-Term Investments	10.6%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 1.25% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 6 across the globe. Often, these decisions resulted in efforts to address slower economic growth and the financial instability created by the 2008 financial crisis—an event that triggered ongoing sovereign- and bank-debt issues in the euro area and dampened global economic growth.

From mid-2012, financial markets benefitted as central banks in key countries eased monetary policy. When the debt crisis in Spain threatened the stability of global financial markets, Mario Draghi, president of the European Central Bank (ECB), made a public pledge to take action to save the euro. Soon after, the ECB announced its Outright Monetary Transactions program, which will support the debt markets of any euro member government that seeks a financial bailout and is willing to implement austerity measures. There also was relief after key eurozone elections and when a German high court decision upheld the permanent euro bailout facility. An important benefit of these various actions—the ECB’s in particular—was a reduction of fear in the financial markets. One measure of fear, the VIX Index of the expected volatility of U.S. stock prices, fell by 63% over the reporting period.1 In the United States, the impact of partisan politics, political gridlock, and looming elections was apparent throughout the reporting period. This was particularly true at the end of 2011 (the beginning of the 12-month period), when markets recovered from near-default on U.S. government debt. It is also true today, as the potential economic effect of an unaddressed “fiscal cliff” looms over the economy. U.S. fiscal policy was effectively disabled. The Federal Reserve (Fed) faced sub-trend gross domestic product (GDP) growth, a below-target inflation rate, a weak labor market, and the unresolved euro crisis. In response to these challenges, the Fed lengthened the average maturity of the central bank’s securities portfolio over the reporting period, extended its commitment to a near-zero target interest rate, and initiated a third round of purchases of government-guaranteed securities (i.e., “QE3”) focused on mortgage-backed debt. Purchases of mortgage-backed securities are intended to drive down U.S. mortgage rates and, therefore, assist the nascent U.S. housing sector recovery. Significantly, the Fed made a more explicit commitment to tip monetary policy toward reducing unemployment even at the cost of a temporarily above-target consumer price inflation rate.

The chief tactics of Fed policy have been to effectively promise to hold savers’ rates to near zero and to remove a vast amount of U.S. government-guaranteed bonds from the market. By driving down the yields available on the safest investments, the Fed led investors to take more risk through the purchases of equities and corporate debt. This behavior drove equity prices higher and the yields on bonds lower. Higher equity prices helped household net worth recover from the 2008 crisis. Lower corporate bond yields helped ease financial conditions in the private-sector debt market.

Over the reporting period, a key investment-grade bond yield index fell by more than one percentage point to 2.86% and a key non-investment-grade bond yield index declined by almost three percentage points to 6.62%.2 The benchmark 10-year Treasury yield declined by approximately one-quarter percentage point to about 1.65%. Money-market yields remained pinned just above zero percent. At the end of the reporting period, the three-month Treasury bill yield was little changed at 0.11%, as was the three-month non-financial commercial paper yield at 0.18%.3

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 7

Portfolio Strategy

The Fund’s positions in short-maturity investment-grade and out-of-index high-yield (non-investment grade) corporate bonds were major contributors to its outperformance as corporate bonds outperformed short-maturity Treasuries during the reporting period. On September 30, 2011, high-yield bonds (not including non-rated bonds) accounted for 7.62% of the Fund’s net assets. The BofA Merrill Lynch High Yield Master II Index, an index measuring high-yield bond performance, returned 18.89% for the 12-month reporting period.

The Fund’s allocation to commercial mortgage-backed (CMBS) and asset-backed (ABS) securities also contributed to its strong relative performance, as these asset classes outperformed the Fund’s short-maturity Treasury benchmark. These CMBS and ABS holdings are almost entirely high-quality bonds that have very short average maturities.

CALVERT ULTRA-SHORT
INCOME FUND
September 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	1.07%
Five year	3.02%
Since inception (10/31/2006)	3.28%

CLASS Y SHARES*
One year	2.61%
Five year	3.38%
Since inception (10/31/2006)	3.59%

*Calvert Ultra-Short Income Fund first offered Class Y shares on May 28, 2010. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

More than one-quarter (26.3%) of the Fund’s assets were invested in floating-rate notes at the beginning of the reporting period. This also helped performance. The coupon payments on floating-rate securities are linked to benchmark interest rates, such as the London interbank offered rate (LIBOR). Although three-month LIBOR fell slightly (by 1.5 basis points4) during the period, floating rate notes tended to yield more than fixed-rate Treasury bills. The Fund uses Treasury futures to hedge its interest rate position. The futures strategy did not materially impact the Fund’s performance.

Outlook

Fiscal policy uncertainty is a distraction to U.S. corporate leadership, which remains somewhat risk averse. This uncertainty has dampened corporations’ plans to invest and hire new workers, so it is critical that corporate leaders gain a better sense of the future path of federal taxes and spending. In addition, financial-sector companies, in particular, must adjust to new post-crisis regulatory rules.

However, we do not expect much fiscal policy clarity for at least the next quarter. The economy would be poised to do better if political leadership produced a credible fiscal package that reduced uncertainty. That would take pressure off the Fed to continue easing monetary policy.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 8

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end sales charge of 1.25%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.06%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 9

We expect the economy to continue to grow at a modest pace, consumer price inflation to remain low, and the job market to only slowly improve. The Fed may announce more purchases of Treasury securities early in 2013 after the current maturity extension program expires on December 31. Government-guaranteed bond yields should remain quite low and money-market yields will likely stay close to zero. We continue to favor corporate bonds given the strong balance sheets of most corporate issuers and the attractive value relative to Treasuries.

October 2012

1. Chicago Board Options Exchange data

2. BofA Merrill Lynch U.S. Corporate Master Effective Yield and BofA Merrill Lynch U.S. High Yield Master II Effective Yield

3. Federal Reserve data

4. A basis point is 0.01 percentage points

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 10

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 11

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/12	9/30/12	4/1/12 - 9/30/12
CLASS A
Actual	$1,000.00	$1,009.90	$4.47
Hypothetical	$1,000.00	$1,020.55	$4.50
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,011.00	$3.31
Hypothetical	$1,000.00	$1,021.70	$3.33
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 0.89% and 0.66% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Ultra-Short Income Fund:

We have audited the accompanying statement of net assets of the Calvert Ultra-Short Income Fund (the Fund), a series of The Calvert Fund, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Ultra-Short Income Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 29, 2012

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 13

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2012

PRINCIPAL
ASSET-BACKED SECURITIES - 5.1%	AMOUNT	VALUE
AmeriCredit Automobile Receivables Trust, 5.228%, 1/6/15 (r)	$335,634	$340,293
Bear Stearns Asset Backed Securities Trust, 0.437%, 12/25/35 (r)	672,046	660,421
Capital Auto Receivables Asset Trust, 8.25%, 12/15/14 (e)	1,350,000	1,418,376
Chase Funding Mortgage Loan Asset-Backed Certificates,
4.396%, 2/25/30	167,137	167,942
Chrysler Financial Auto Securitization Trust, 2.00%, 1/8/14	3,750,000	3,756,064
CPS Auto Receivables Trust, 5.92%, 5/15/14 (e)	192,007	192,450
First Investors Auto Owner Trust, 1.47%, 5/15/18 (e)	2,000,000	2,004,486
Ford Credit Floorplan Master Owner Trust, 2.07%, 9/15/15 (e)	1,295,000	1,306,073
Franklin Auto Trust, 7.16%, 5/20/16 (e)	507,043	508,694
Marlin Leasing Receivables LLC, 2.44%, 1/15/16 (e)	329,511	330,341
Santander Drive Auto Receivables Trust:
2.10%, 9/15/14 (e)	1,570,000	1,575,657
2.24%, 12/15/14	625,000	630,443
Sierra Receivables Funding Co. LLC, 5.31%, 11/20/25 (e)	3,901,560	4,000,765
Westlake Automobile Receivables Trust, 1.03%, 3/15/16 (b)(e)	4,000,000	4,000,920

Total Asset-Backed Securities (Cost $20,920,775)		20,892,925

COLLATERALIZED MORTGAGE-BACKED
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.6%
Chase Mortgage Finance Corp.:
2.969%, 2/25/37 (r)	193,817	195,056
3.011%, 2/25/37 (r)	318,590	315,891
Vericrest Opportunity Loan Transferee, 2.487%, 2/26/52 (e)	2,000,000	2,004,060

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $2,463,507)		2,515,007

COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.3%
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
4.576%, 7/10/42	372,415	374,897
Bear Stearns Commercial Mortgage Securities, 4.83%, 8/15/38	162,335	162,324
Chase Manhattan Bank-First Union National Bank,
6.40%, 8/15/31 (e)	1,108,042	1,134,661
Commercial Mortgage Acceptance Corp., 6.21%, 7/15/31 (e)	3,000,000	3,022,926
Commercial Mortgage Asset Trust, 7.35%, 1/17/32 (r)	5,600,000	5,871,006
Credit Suisse First Boston Mortgage Securities Corp.:
4.597%, 3/15/35	1,017,736	1,023,479
4.94%, 12/15/35	68,590	68,592
3.936%, 5/15/38	1,705,054	1,723,989
GMAC Commercial Mortgage Securities Trust, Inc., 4.646%, 4/10/40.	2,790	2,790
JP Morgan Chase Commercial Mortgage Securities Corp.:
4.985%, 1/12/37	588,290	592,787
5.255%, 7/12/37 (r)	2,494,184	2,554,778
5.326%, 8/12/40 (r)	1,020,000	1,045,921
Merrill Lynch Mortgage Trust, 4.892%, 2/12/42	493,569	496,625
Morgan Stanley Capital I Trust, 5.007%, 1/14/42	44,049	44,545

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 14

	PRINCIPAL
COMMERCIAL MORTGAGE-BACKED SECURITIES - cont’d	AMOUNT	VALUE
Morgan Stanley Dean Witter Capital I:
6.55%, 7/15/33	$1,000,000	$1,023,318
5.08%, 9/15/37	1,192,714	1,192,892
Wachovia Bank Commercial Mortgage Trust:
4.566%, 4/15/35	1,394,434	1,407,744
5.23%, 7/15/41 (r)	66,651	66,636

Total Commercial Mortgage-Backed Securities (Cost $222,381,672)		21,809,910

CORPORATE BONDS - 77.0%
Airgas, Inc., 7.125%, 10/1/18	525,000	566,337
Ally Financial, Inc.:
1.75%, 10/30/12	1,000,000	1,001,231
Zero Coupon, 12/1/12	2,000,000	1,986,400
3.638%, 2/11/14 (r)	2,180,000	2,193,472
American Express Bank FSB, 5.50%, 4/16/13	2,000,000	2,054,494
American Express Credit Corp.:
1.223%, 6/24/14 (r)	1,940,000	1,960,483
1.504%, 6/12/15 (r)	2,500,000	2,550,455
American International Group, Inc.:
3.75%, 11/30/13 (e)	400,000	410,617
4.25%, 9/15/14	1,000,000	1,056,018
ArcelorMittal, 5.375%, 6/1/13	4,625,000	4,743,104
ASIF Global Financing XIX, 4.90%, 1/17/13 (e)	5,000,000	5,025,000
AvalonBay Communities, Inc., 6.125%, 11/1/12	2,457,000	2,467,572
Avis Budget Car Rental LLC, 2.935%, 5/15/14 (r)	6,000,000	5,970,000
Bank of America Corp., 2.008%, 7/11/14 (r)	6,500,000	6,565,741
BB&T Corp., 4.75%, 10/1/12	1,575,000	1,575,000
BellSouth Corp., 4.02%, 4/26/21 (e)	4,000,000	4,075,484
BHP Billiton Finance USA Ltd., 0.704%, 2/18/14 (r)	2,000,000	2,007,800
Biomet, Inc., 10.00%, 10/15/17	2,500,000	2,637,500
Branch Banking & Trust Co., 5.71%, 9/13/16 (r)	4,700,000	4,559,263
British Telecommunications plc, 1.504%, 12/20/13 (r)	3,000,000	3,019,740
Camden Property Trust, 5.875%, 11/30/12	3,900,000	3,933,166
Campbell Soup Co., 0.743%, 8/1/14 (r)	2,000,000	2,009,234
Cantor Fitzgerald LP, 6.375%, 6/26/15 (e)	1,820,000	1,847,799
Capital One Financial Corp., 1.605%, 7/15/14 (r)	5,000,000	5,035,020
Caterpillar Financial Services Corp., 0.788%, 2/9/15 (r)	5,000,000	5,024,145
Chesapeake Energy Corp., 7.625%, 7/15/13	4,000,000	4,150,000
CIT Group, Inc., 5.25%, 4/1/14 (e)	1,250,000	1,303,125
Citigroup, Inc.:
0.535%, 3/7/14 (r)	1,250,000	1,237,430
0.722%, 11/5/14 (r)	6,000,000	5,906,868
4.587%, 12/15/15	1,000,000	1,085,027
Colgate-Palmolive Co., 0.60%, 11/15/14	2,000,000	2,013,072
CVS Pass-Through Trust, 6.117%, 1/10/13 (e)	954,353	968,668
Daimler Finance North America LLC:
0.972%, 3/28/14 (e)(r)	2,000,000	2,003,778
1.875%, 9/15/14 (e)	1,500,000	1,523,238
Dr Pepper Snapple Group, Inc., 2.35%, 12/21/12	1,000,000	1,004,141
Duke Realty LP, 6.25%, 5/15/13	6,000,000	6,199,836
Ecolab, Inc., 2.375%, 12/8/14	2,750,000	2,851,926

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 15

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
EQT Corp., 5.15%, 11/15/12	$1,700,000	$1,708,308

ERAC USA Finance LLC, 5.80%, 10/15/12 (e)	752,000	753,214
ERP Operating LP, 5.20%, 4/1/13	3,055,000	3,120,777
Fifth Third Bank, 0.545%, 5/17/13 (r)	2,560,000	2,556,669
Ford Motor Credit Co. LLC:
3.875%, 1/15/15	750,000	783,821
4.207%, 4/15/16	750,000	794,807
3.984%, 6/15/16	1,500,000	1,581,006
General Electric Capital Corp.:
1.152%, 4/24/14 (r)	2,000,000	2,012,850
0.649%, 9/15/14 (r)	5,500,000	5,470,371
Georgia-Pacific LLC, 8.25%, 5/1/16 (e)	2,925,000	3,147,581
Gilead Sciences, Inc., 2.40%, 12/1/14	1,000,000	1,033,989
Glitnir Banki HF:
2.95%, 10/15/08 (y)*	120,000	36,000
3.046%, 4/20/10 (e)(r)(y)*	50,000	15,000
3.226%, 1/21/11 (e)(r)(y)*	30,000	9,000
Goldman Sachs Group, Inc.:
5.45%, 11/1/12	2,000,000	2,007,848
5.125%, 1/15/15	2,000,000	2,150,480
0.823%, 3/22/16 (r)	6,000,000	5,766,672
Harley-Davidson Financial Services, Inc., 1.15%, 9/15/15 (e)	2,000,000	2,002,430
Harley-Davidson Funding Corp., 5.25%, 12/15/12 (e)	4,120,000	4,151,959
Hartford Financial Services Group, Inc., 4.625%, 7/15/13	6,886,000	7,062,316
HCA, Inc.:
6.30%, 10/1/12	1,500,000	1,500,000
5.75%, 3/15/14	2,000,000	2,100,000
Hewlett-Packard Co.:
1.931%, 9/19/14 (r)	2,000,000	2,024,032
2.20%, 12/1/15	1,000,000	1,016,615
HSBC Bank plc:
1.088%, 8/12/13 (e)(r)	1,450,000	1,455,661
1.255%, 1/17/14 (e)(r)	1,500,000	1,507,750
ING Bank NV, 1.775%, 10/18/13 (e)(r)	2,000,000	2,013,956
International Business Machines Corp., 0.875%, 10/31/14	4,000,000	4,035,900
John Deere Capital Corp., 1.25%, 12/2/14	1,500,000	1,523,529
JPMorgan Chase & Co., 1.498%, 9/22/15 (r)	5,000,000	5,021,165
JPMorgan Chase Bank, 0.729%, 6/13/16 (r)	4,000,000	3,855,112
K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	2,000,000	2,168,750
Level 3 Financing, Inc., 4.469%, 2/15/15 (r)	3,595,000	3,586,012
Lockheed Martin Corp., 2.125%, 9/15/16	1,000,000	1,037,071
Macy’s Retail Holdings, Inc., 5.875%, 1/15/13	2,675,000	2,710,896
Marriott International, Inc., 5.625%, 2/15/13	2,000,000	2,033,812
Masco Corp., 4.80%, 6/15/15	750,000	789,957
MetLife Institutional Funding II, 1.361%, 4/4/14 (e)(r)	5,000,000	5,039,615
Midwest Gaming Borrower LLC / Midwest Finance Corp.,
11.625%, 4/15/16 (e)	3,000,000	3,307,500
Morgan Stanley:
0.76%, 1/9/14 (r)	5,000,000	4,933,050
0.935%, 10/15/15 (r)	4,000,000	3,811,296
National Australia Bank Ltd., 1.178%, 4/11/14 (e)(r)	2,000,000	2,012,680
Nationwide Health Properties, Inc., 6.25%, 2/1/13	6,770,000	6,894,257

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 16

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
PNC Funding Corp., 0.647%, 1/31/14 (r)	$1,000,000	$998,376
Prudential Financial, Inc., 2.75%, 1/14/13	5,168,000	5,201,458
Quest Diagnostics, Inc., 1.223%, 3/24/14 (r)	1,000,000	1,007,215
Qwest Corp., 3.639%, 6/15/13 (r)	4,000,000	4,021,560
Royal Bank of Canada:
1.147%, 10/30/14 (r)	5,000,000	5,047,685
3.125%, 4/14/15 (e)	2,000,000	2,127,600
Rural Electric Cooperative Grantor Trust Certificates
VRDN, 0.26%, 12/18/17 (r)	1,500,000	1,500,000
SABMiller Holdings, Inc., 1.85%, 1/15/15 (e)	3,000,000	3,070,431
Safeway, Inc., 1.904%, 12/12/13 (r)	3,000,000	3,000,624
Santander Holdings USA, Inc., 3.00%, 9/24/15	1,000,000	1,011,720
Select Medical Holdings Corp., 6.429%, 9/15/15 (r)	6,000,000	6,000,000
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	1,250,000	1,337,500
SSIF Nevada LP, 1.155%, 4/14/14 (e)(r)	6,000,000	6,027,204
SunTrust Bank, 0.721%, 8/24/15 (r)	2,177,000	2,100,111
SunTrust Banks, Inc.:
5.25%, 11/5/12	4,250,000	4,270,668
3.50%, 1/20/17	500,000	536,662
TD Ameritrade Holding Corp., 2.95%, 12/1/12	3,250,000	3,263,374
Telefonica Emisiones SAU, 0.772%, 2/4/13 (r)	5,895,000	5,874,462
Teva Pharmaceutical Finance Co. BV, 1.339%, 11/8/13 (r)	2,000,000	2,018,774
Time Warner Entertainment Co. LP, 8.875%, 10/1/12	3,019,000	3,019,000
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	500,000	55,300
2/15/45 (b)(e)	485,450	75,924
Toys R Us Property Co. I LLC, 10.75%, 7/15/17	3,000,000	3,270,000
Union Pacific Railroad Co. 2004 Pass Through Trust,
5.214%, 9/30/14 (e)	370,000	396,033
United Technologies Corp., 0.918%, 6/1/15 (r)	1,000,000	1,012,081
UnitedHealth Group, Inc., 4.875%, 2/15/13	580,000	589,129
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	1,500,000	1,593,333
Verizon Communications, Inc., 0.972%, 3/28/14 (r)	3,500,000	3,527,041
Volkswagen International Finance NV:
0.911%, 10/1/12 (e)(r)	3,000,000	3,000,000
1.126%, 3/21/14 (e)(r)	5,000,000	5,026,745
Wachovia Bank NA, 0.822%, 11/3/14 (r)	2,151,000	2,132,643
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	1,000,000	988,750
Walgreen Co., 1.00%, 3/13/15	1,000,000	1,003,911
Waste Management, Inc., 6.375%, 11/15/12	2,000,000	2,013,480
Wells Fargo & Co., 1.287%, 6/26/15 (r)	3,000,000	3,022,554
Western Union Co., 0.99%, 3/7/13 (r)	3,000,000	3,007,932
Westpac Banking Corp., 1.092%, 3/31/14 (e)(r)	2,000,000	2,011,266
Xerox Corp.:
1.799%, 9/13/13 (r)	5,000,000	5,033,020
1.257%, 5/16/14 (r)	1,000,000	998,594
Yara International ASA, 5.25%, 12/15/14 (e)	995,000	1,072,952

Total Corporate Bonds (Cost $313,303,274)		316,331,010

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 17

	PRINCIPAL
MUNICIPAL OBLIGATIONS - 0.4%	AMOUNT	VALUE
Union County Arkansas Industrial Development Revenue VRDN,
0.84%, 10/1/27 (r)	$1,500,000	$1,500,000
Total Municipal Obligations (Cost $1,500,000)		1,500,000

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 0.5%
Fannie Mae, 4.00%, 10/11/12	1,750,000	1,885,352
Total U.S. Government Agency Mortgage-Backed
Securities (Cost $1,873,594)		1,885,352
U.S. TREASURY OBLIGATIONS - 0.3%
United States Treasury Notes, 0.25%, 9/15/15	1,347,000	1,344,685
Total U.S. Treasury Obligations (Cost $1,343,182)		1,344,685
FLOATING RATE LOANS(d) - 0.5%
Chesapeake Energy Corp., 8.50%, 12/2/17 (r)	2,000,000	2,005,000
Total Floating Rate Loans (Cost $2,010,000)		2,005,000
TIME DEPOSIT - 8.8%
State Street Bank Time Deposit, 0.113%, 10/1/12	36,272,719	36,272,719
Total Time Deposit (Cost $36,272,719)		36,272,719
COMMERCIAL PAPER - 1.9%
Daimler Finance North America LLC, 0.95%, 2/7/13 (e)	8,000,000	7,972,767
Total Commercial Paper (Cost $7,972,767)		7,972,767
EQUITY SECURITIES - 0.1%	SHARES
Woodbourne Capital, Trust II, Preferred (b)(e)	1,000,000	429,900
Total Equity Securities (Cost $450,682)		429,900

TOTAL INVESTMENTS (Cost $410,492,172) - 100.5%		412,959,275
Other assets and liabilities, net - (0.5%)		(1,973,707)
NET ASSETS - 100%		$410,985,568

See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 18

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 21,186,293 shares outstanding	$329,651,900
Class Y: 5,249,716 shares outstanding	82,674,914
Undistributed net investment income (loss)	36,356
Accumulated net realized gain (loss)	(3,794,987)
Net unrealized appreciation (depreciation)	2,417,385

NET ASSETS	$410,985,568

NET ASSET VALUE PER SHARE:
Class A (based on net assets of $329,197,044)	$15.54
Class Y (based on net assets of $81,788,524)	$15.58

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACEAMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Sold:
2 Year U.S. Treasury Notes	44	12/12	$9,703,375	($3,492)
5 Year U.S. Treasury Notes	82	12/12	10,219,891	(46,226)
Total Sold				($49,718)

See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 19

(b) This security was valued by the Board of Directors. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.
Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the
London InterBank Offered Rate (LIBOR) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan..

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(y) The government of Iceland took control of Glitnir Banki HF (the Bank) on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:
FSB: Federal Savings Bank
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
VRDN: Variable Rate Demand Notes

See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 20

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$8,079,575
Dividend income	98,231
Total investment income	8,177,806

Expenses:
Investment advisory fee	1,277,272
Administrative fees	1,064,394
Transfer agency fees and expenses	635,034
Distribution Plan expenses	870,687
Trustees’ fees and expenses	38,819
Custodian fees	57,548
Accounting fees	63,628
Registration fees	40,899
Reports to shareholders	92,205
Professional fees	29,213
Miscellaneous	21,529
Total expenses	4,191,228
Reimbursement from Advisor:
Class A	(569,568)
Fees paid indirectly	(444)
Net expenses	3,621,216

NET INVESTMENT INCOME	4,556,590

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(1,340,769)
Futures	(147,627)
(1,488,396)

Change in unrealized appreciation (depreciation) on:
Investments	7,297,707
Futures	(125,696)
7,172,011

NET REALIZED AND UNREALIZED GAIN
(LOSS)	5,683,615

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$10,240,205

See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 21

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$4,556,590	$5,237,320
Net realized gain (loss)	(1,488,396)	2,572,738
Change in unrealized appreciation (depreciation)	7,172,011	(8,116,539)

INCREASE(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,240,205	(306,481)

Distributions to shareholders from:
Net investment income:
Class A shares	(5,395,791)	(6,513,468)
Class Y shares	(1,363,067)	(1,395,530)
Net realized gain:
Class A shares	(81,119)	(1,414,272)
Class Y shares	(17,218)	(231,350)
Total distributions	(6,857,195)	(9,554,620)

Capital share transactions:
Shares sold:
Class A shares	164,940,422	363,795,209
Class Y shares	73,477,541	96,116,960
Reinvestment of distributions:
Class A shares	4,463,153	6,833,579
Class Y shares	856,600	965,039
Redemption fees:
Class A shares	1,784	3,183
Class Y shares	11,403	3,644
Shares redeemed:
Class A shares	(226,071,454)	(220,623,751)
Class Y shares	(79,165,399)	(46,667,801)
Total capital share transactions	(61,485,950)	200,426,062

TOTAL INCREASE (DECREASE) IN NET ASSETS	(58,102,940)	190,564,961

NET ASSETS
Beginning of year	469,088,508	278,523,547
End of year (including undistributed net investment
income of $36,356 and $33,461, respectively)	$410,985,568	$469,088,508

See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 22

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	10,659,215	23,242,091
Class Y shares	4,735,902	6,123,174
Reinvestment of distributions:
Class A shares	288,699	437,209
Class Y shares	55,268	61,664
Shares redeemed:
Class A shares	(14,614,406)	(14,121,153)
Class Y shares	(5,104,925)	(2,978,750)
Total capital share activity	(3,980,247)	12,764,235

See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 23

NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Ultra-Short Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers Class A and Class Y shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 1.25%. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 24

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Funds’ investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, and commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 25

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2012, securities valued at $4,562,044, or 1.1% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2012:

	VALUATION INPUTS

Investments In Securities*	Level 1	Level 2	Level 3	Total
Equity securities	-	$429,900	-	$429,900
Asset-backed securities	-	20,892,925	-	20,892,925
Collateralized mortgage-backed
obligations	-	2,515,007	-	2,515,007
Commercial mortgage-backed
securities	-	21,809,910	-	21,809,910
Corporate debt	-	316,331,010	-	316,331,010
Municipal obligations	-	1,500,000	-	1,500,000
U.S. government obligations	-	3,230,037	-	3,230,037
Other debt obligations	-	46,250,486	-	46,250,486
TOTAL	-	$412,959,275	-	$412,959,275
Other financial instruments**	($49,718)	-	-	($49,718)

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 26

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Bond futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Statement of Net Assets.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 27

During the year, the Fund invested in 2 year and 5 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the year with a weighted average of 299 contracts and $24,696,632 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Statement of Net Assets footnotes on page 20.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assts of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 7 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 28

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of this pronouncement will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .30% of the first $1 billion of the Fund’s average daily net assets, and .29% of all assets above $1 billion. Under the terms of the agreement, $101,565 was payable at year end. In addition, $42,690 was payable at year end for operating expenses paid by the Advisor during September 2012.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is .89% for Class A and .84% for Class Y. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Classes A and Y based on their average daily net assets. Under the terms of the agreement, $84,637 was payable at year end.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 29

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund’s average daily net assets of Class A. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $67,362 was payable at year end.

CID received $54,768 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $74,276 for the year ended September 30, 2012. Under the terms of the agreement, $3,193 was payable at year end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The independent Trustees also receive a few between $1,500 and $2,000 for each special meeting they attend during the year. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $437,911,586 and $480,455,247, respectively. U.S. government security purchases and sales were $202,547,801 and $210,194,620, respectively.

CAPITAL LOSS CARRYFORWARDS
Short-Term	($3,477,260)
Long-Term	(362,750)

Capital losses retain their character as either short-term or long-term and will not expire.

They may be utilized to offset future capital gains.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 30

The tax character of dividends and distributions paid during the years ended September 30, 2012 and September 30, 2011 were as follows:

Distributions paid from:	2012	2011
Ordinary income	$6,758,858	$9,239,771
Long term capital gain	98,337	314,849
Total	$6,857,195	$9,554,620

As of September 30, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$3,404,497
Unrealized (depreciation)	(942,089)
Net unrealized appreciation/(depreciation)	$2,462,408

Undistributed ordinary income	$36,356
Capital loss carryforward	($3,840,010)

Federal income tax cost of investments	$410,496,867

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities and tax-exempt income.

Undistributed net investment income	$2,205,163
Accumulated net realized gain (loss)	(2,205,351)
Paid-in capital	188

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 31

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2012. For the year ended September 30, 2012, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$35,026	1.43%	$4,119,748	February 2012

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 32

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS A SHARES	2012	2011	2010
Net asset value, beginning	$15.41	$15.77	$15.58
Income from investment operations:
Net investment income	.15	.22	.21
Net realized and unrealized gain (loss)	.22	(.19)	.27
Total from investment operations	.37	.03	.48
Distributions from:
Net investment income	(.24)	(.31)	(.20)
Net realized gain	—	(.08)	(.09)
Total distributions	(.24)	(.39)	(.29)
Total increase (decrease) in net asset value	.13	(.35)	.19
Net asset value, ending	$15.54	$15.41	$15.77

Total return*	2.45%	.23%	3.07%
Ratios to average net assets: A
Net investment income	1.03%	1.31%	1.46%
Total expenses	1.05%	1.06%	1.08%
Expenses before offsets	.89%	.89%	.89%
Net expenses	.89%	.89%	.89%
Portfolio turnover	210%	208%	268%
Net assets, ending (in thousands)	$329,197	$383,102	$241,254

		YEARS ENDED
		September 30,	September 30,
CLASS A SHARES		2009	2008
Net asset value, beginning		$14.97	$15.04
Income from investment operations:
Net investment income		.34	.60
Net realized and unrealized gain (loss)		.60	.04
Total from investment operations		.94	.64
Distributions from:
Net investment income		(.30)	(.61)
Net realized gain		(.03)	(.10)
Total distributions		(.33)	(.71)
Total increase (decrease) in net asset value		.61	(.07)
Net asset value, ending		$15.58	$14.97

Total return*		6.42%	4.34%
Ratios to average net assets: A
Net investment income		2.36%	3.57%
Total expenses		1.26%	2.09%
Expenses before offsets		.93%	.92%
Net expenses		.89%	.89%
Portfolio turnover		300%	475%
Net assets, ending (in thousands)		$93,870	$27,333

See notes to financial highlights.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 33

FINANCIAL HIGHLIGHTS

		PERIODS ENDED
	September 30,	September 30,	September30,
CLASS Y SHARES	2012	2011	2010	^
Net asset value, beginning	$15.46	$15.81	$15.67
Income from investment operations:
Net investment income	.20	.26	.07
Net realized and unrealized gain (loss)	.20	(.19)	.14
Total from investment operations	.40	.07	.21
Distributions from:
Net investment income	(.28)	(.34)	(.07)
Net realized gain	—	(.08)	—
Total distributions	(.28)	(.42)	(.07)
Total increase (decrease) in net asset value	.12	(.35)	.14
Net asset value, ending	$15.58	$15.46	$15.81

Total return*	2.61%	.47%	1.35%
Ratios to average net assets: A
Net investment income	1.26%	1.47%	1.69	% (a)
Total expenses	.67%	.67%	.75	% (a)
Expenses before offsets	.67%	.67%	.75	% (a)
Net expenses	.67%	.67%	.75	% (a)
Portfolio turnover	210%	208%	62%
Net assets, ending (in thousands)	$81,789	$85,987	$37,270

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end sales charge.

^ From May 28, 2010 inception.

See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 34

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 35

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 36

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 37

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 38

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 39

www. calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 40

*The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

www. calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 41

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE
OFCONTENTS

4 President’s Letter

6 Portfolio Management Discussion 11 Shareholder Expense Example 13 Report of Independent Registered

Public Accounting Firm 14 Statement of Net Assets 18 Statement of Operations 19 Statements of Changes in Net Assets 21 Notes to Financial Statements 30 Financial Highlights 33 Explanation of Financial Tables 35 Proxy Voting and Availability of

Quarterly Portfolio Holdings 36 Trustee and Officer Information Table

Dear Shareholder:

It has been quite a 12-month period for investors. After two years of waxing and waning concerns about the sovereign debt crisis in the eurozone that were once again reaching a crescendo, European Central Bank (ECB) President Mario Draghi declared in July that the ECB would do “whatever it takes” to save the euro. Later, the ECB announced a plan to buy the short-term sovereign debt of troubled European nations seeking a new bailout and agreeing to implement reforms.

While this won’t solve the underlying problems, it will likely help keep shorter-term borrowing costs at manageable levels while these countries rebuild and restructure their financial systems. And, most importantly, it finally provides some much needed stability for the eurozone and reassurance to investors around the world.

In the meantime, uncertainty is growing closer to home with the November U.S. elections and potential “fiscal cliff” in January 2013, when a number of tax cuts expire and spending cuts become effective. But the Federal Reserve (Fed) has made clear its intentions to provide more stimulus, even if it means higher inflation in the short run.

After vacillating between corporate bonds and risk-free investments like U.S. Treasuries earlier in the year, investors’ appetite for higher yields in a low-rate environment seemed to win out toward the end of the period. As a result, the Barclays U.S. Credit Index returned 10.09% for the 12-month period ending September 30, 2012, twice the 4.56% return for the same period ending a year earlier. And high-yield bonds, which underperformed investment-grade corporates last year, nearly doubled the returns of investment-grade securities in this reporting period.1 Meanwhile, the ECB’s actions have made U.S. Treasury bonds only somewhat less attractive as a safe-haven asset. The three-month U.S. Treasury bill yield edged slightly lower over the reporting period to 0.11%, while five-year, 10-year, and 30-year Treasuries hit record low yields early in the third quarter of 2012 before the ECB’s decision to buy the sovereign debt of troubled European countries. Money-market rates remain just above zero. The Fed has updated its outlook, indicating that short-term Treasury rates will now remain low into 2015.

Uncertainty Dominates Economic Recovery

While there are a number of positive signs that the economy is picking up steam, the idea of an economic recovery still seems to be a mirage to some people. For example, growth in northeastern metropolitan areas is lagging, while metro areas out west, particularly those in natural gas or high-tech centers, are rebounding strongly.2 The housing market is finally seeing the light at the end of the tunnel. National home prices rose 3.6% year-over-year for the past 12 months, surging 9.4% in the western U.S. but notching up only 0.9% in the northeast.3 The labor market remains such a big concern that the Fed recently announced a new,

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 4

open-ended round of bond purchases (quantitative easing) to encourage companies to start hiring again. Unlike past rounds of quantitative easing, the Fed says that the purchases will continue until the labor market has significantly improved.

Overall, we remain cautiously optimistic about the economic recovery in the months ahead. As both citizens and investors, we hope the government gets back to the bargaining table after the elections and gives us all the gift of more certainty before the holidays.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance is one of the best ways to mitigate the effects of an uneven economic recovery. We recommend discussing that mix, as well as any changes in your financial situation, with your financial advisor.

A financial services consulting firm recently named Calvert as one of the Top Social Media Leaders in 2012 for using Facebook to share valuable content with investors and advisors.4 See what we have to offer at www.facebook.com/calvert.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. You can now get the same information on the go with our new iPhone® app, available free at iTunes.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.
October 2012

1. The BofA Merrill Lynch High Yield Master II Index returned 18.89% in the 12-month reporting period

2. Brookings Institution, Metro Monitor - September 2012, www.brookings.edu/research/interactives/
metromonitor#overall

3. Clear Capital, “June Home Prices Provide Further Evidence of Budding Recovery. Forecast Indicates
Further Increases Through 2012,” July 2012 Market Report, http://clearcapital.com/company/
MarketReport.cfm?month=July&year=2012

4. kasina ranked Calvert fifth of 53 asset management and insurance companies for using Facebook to tell a compelling brand story and share valuable content with investors and advisors. The ranking was based on kasina’s three-tier methodology that ranked firms based on content, branding, interactivity, and usabil-
ity on each social platform. For more information, visit www.kasina.com.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 5

Performance

For the 12-month period ended September 30, 2012, Calvert Government Fund (Class A shares at NAV) returned 3.21%. Its bench-mark index, the Barclays U.S. Government Index, returned 2.95% for the same period. The portfolio’s relative outperformance was largely due to active trading to take advantage of changes in the shape of the yield curve.

Market Review

During the past 12 months, the U.S. fixed-income market and other financial markets continued to be buffeted by a bevy of factors, including the decisions of central banks, poli-cymakers, politicians, and voters in countries across the globe. Often, these decisions resulted in efforts to address slower economic growth and the financial instability created by the 2008 financial crisis—an event that triggered ongoing sovereign- and bank-debt issues in the euro area and dampened global economic growth.

CALVERT
GOVERNMENT FUND
September 30, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/12	9/30/12
Class A	2.86%	3.21%
Class C	2.32%	2.15%
Class I	3.04%	3.55%

Barclays U.S. Government Index	3.24%	2.95%

Lipper General U.S.
Government Funds
Average	3.35%	3.37%

SEC YIELDS
	30 DAYS ENDED
	9/30/12	9/30/11
Class A	0.22%	0.50%
Class C	-0.75%	-0.47%
Class I	0.53%	0.82%

*Investment performance/return of NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 6

From mid-2012, financial markets benefitted as central banks in key countries eased monetary policy. When the debt crisis in Spain threatened the stability of global financial markets, Mario Draghi, president of the European Central Bank (ECB), made a public pledge to take action to save the euro. Soon after, the ECB announced its Outright Monetary Transactions program, which will support the debt markets of any euro member government that seeks a financial bailout and is willing to implement austerity measures. There also was relief after key eurozone elections and when a German high court decision upheld the permanent euro bailout facility. An important benefit of these various actions—the ECB’s in particular—was a reduction of fear in the financial markets. One measure of fear, the VIX Index of the expected volatility of U.S. stock prices, fell by 63% over the reporting period.1 In the United States, the impact of partisan politics, political gridlock, and looming elections was apparent throughout the reporting period. This was particularly true at the end of 2011 (the beginning of the 12-month period), when markets recovered from near-default on U.S. government debt. It is also true today, as the potential economic effect of an unaddressed “fiscal cliff” looms over the economy. U.S. fiscal policy was effectively disabled. The Federal Reserve (Fed) faced sub-trend gross domestic product (GDP) growth, a below-target inflation rate, a weak labor market, and the unresolved euro crisis. In response to these challenges, the Fed lengthened the average maturity of the central bank’s securities portfolio over the reporting period, extended its commitment to a near-zero target interest rate, and initiated a third round of purchases of government-guaranteed securities (i.e., “QE3”) focused on mortgage-backed debt. Purchases of mortgage-backed securities are intended to drive down U.S. mortgage rates and, therefore, assist the nascent U.S. housing sector recovery. Significantly, the Fed made a more explicit commitment to tip monetary policy toward reducing unemployment even at the cost of a temporarily above-target consumer price inflation rate.

The chief tactics of Fed policy have been to effectively promise to hold savers’ rates to near zero and to remove a vast amount of U.S. government-guaranteed bonds from the market. By driving down the yields available on the safest investments, the Fed led investors to take more risk through the purchases of equities and corporate debt. This behavior drove equity prices higher and the yields on bonds lower. Higher equity prices helped household net worth recover from the 2008 crisis. Lower corporate bond yields helped ease financial conditions in the private-sector debt market.

CALVERT
GOVERNMENT FUND
September 30, 2012

% of Total
ECONOMIC SECTORS	Investments
Corporate	7.2%
Financial Institutions	4.2%
Industrial	3.0%
Government Related	42.3%
Agency	41.4%
Local Authority	0.9%
Securitized	17.8%
Asset Backed Securities	0.8%
Collateralized Mortgage
Backed Securities	2.9%
Covered	0.9%
Mortgage Backed
Passthrough	13.2%
Treasury	11.8%
Short-Term Investments	20.9%
Total	100%

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 7

Over the reporting period, a key investment-grade bond yield index fell by more than one percentage point to 2.86% and a key non-investment-grade bond yield index declined by almost three percentage points to 6.62%.2 The benchmark 10-year Treasury yield declined by approximately one-quarter percentage point to about 1.65%. Money-market yields remained pinned just above zero percent. At the end of the reporting period, the three-month Treasury bill yield was little changed at 0.11%, as was the three-month non-financial commercial paper yield at 0.18%.3

Portfolio Strategy

Our active trading allowed the Fund to benefit from changes in the shape of the yield curve during the 12-month reporting period. In particular, we positioned the Fund to benefit from a steepening in the 10- to 30-year segment of the yield curve. This positioning paid off as the difference in yield between the two maturities increased.

CALVERT
GOVERNMENT FUND
September 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	-0.70%
Since inception (12/31/2008)	5.61%

CLASS C SHARES	(with max. load)
One year	1.15%
Since inception (12/31/2008)	5.67%

CLASS I SHARES*
One year	3.55%
Since inception (12/31/2008)	6.80%

* Calvert Government Fund first offered Class I shares on April 29, 2011. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

Gains from the Fund’s yield curve positioning more than offset the drag created by its short relative duration. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. Because interest rates fell during the 12-month period, the Fund’s short relative duration held back its performance relative to the benchmark.

We continue to keep the duration of the Fund shorter than the duration of the benchmark. Maintaining a short relative duration should help mitigate some of the negative price effects of a sudden increase in interest rates. At the beginning of the reporting period, the duration of the Fund was 3.39 years and the duration of the benchmark was 5.45 years. The Fund uses Treasury futures to hedge its interest rate position. The futures strategy did not materially impact the Fund’s performance.

Outlook

Fiscal policy uncertainty is a distraction to U.S. corporate leadership, which remains somewhat risk averse. This uncertainty has dampened corporations’ plans to invest and hire new workers, so it is critical that corporate leaders gain a better sense of the future path of federal taxes and spending. In addition, financial-sector companies, in particular, must adjust to new post-crisis regulatory rules.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 8

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.89%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 9

However, we do not expect much fiscal policy clarity for at least the next quarter. The economy would be poised to do better if political leadership produced a credible fiscal package that reduced uncertainty. That would take pressure off the Fed to continue easing monetary policy.

We expect the economy to continue to grow at a modest pace, consumer price inflation to remain low, and the job market to only slowly improve. The Fed may announce more purchases of Treasury securities early in 2013 after the current maturity extension program expires on December 31. Government-guaranteed bond yields should remain quite low and money-market yields will likely stay close to zero.

October 2012

1. Chicago Board Options Exchange data

2. BofA Merrill Lynch U.S. Corporate Master Effective Yield and BofA Merrill Lynch U.S. High Yield Master II Effective Yield

3. Federal Reserve data

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 10

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 11

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/12	9/30/12	4/1/12 - 9/30/12
CLASS A
Actual	$1,000.00	$1,028.60	$5.27
Hypothetical	$1,000.00	$1,019.80	$5.25
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,023.20	$10.32
Hypothetical	$1,000.00	$1,014.80	$10.28
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,030.40	$3.71
Hypothetical	$1,000.00	$1,021.35	$3.69
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.04%, 2.04% and 0.73% for Class A, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund
and Shareholders of Calvert Government Fund:

We have audited the accompanying statement of net assets of the Calvert Government Fund (the Fund), a series of The Calvert Fund, as of September 30, 2012 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Government Fund as of September 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 29, 2012

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 13

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2012
	PRINCIPAL
ASSET-BACKED SECURITIES - 0.8%	AMOUNT	VALUE
Capital Auto Receivables Asset Trust, 8.25%, 12/15/14 (e)	$150,000	$157,597
Chrysler Financial Auto Securitization Trust, 1.65%, 11/8/13	200,000	200,358
CPS Auto Receivables Trust, 5.92%, 5/15/14 (e)	21,334	21,383

Total Asset-Backed Securities (Cost $380,978)		379,338

FDIC GUARANTEED CORPORATE BONDS - 0.1%
Ally Financial, Inc., 1.75%, 10/30/12	30,000	30,037

Total FDIC Guaranteed Corporate Bonds (Cost $30,000)		30,037

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.3%
Bear Stearns Commercial Mortgage Securities, 4.83%, 8/15/38	5,411	5,411
Wachovia Bank Commercial Mortgage Trust:
4.566%, 4/15/35	92,953	93,841
5.23%, 7/15/41 (r)	39,630	39,621

Total Commercial Mortgage-Backed Securities (Cost $141,896)		138,873

CORPORATE BONDS - 8.9%
ASIF Global Financing XIX, 4.90%, 1/17/13 (e)	600,000	603,000
Bank of America Corp.:
1.867%, 1/30/14 (r)	100,000	100,717
2.008%, 7/11/14 (r)	360,000	363,641
0.719%, 9/15/14 (r)	100,000	98,639
Bank of Montreal, 1.95%, 1/30/18 (e)	100,000	104,770
Bank of Nova Scotia, 1.95%, 1/30/17 (e)	200,000	209,540
Citigroup, Inc., 4.45%, 1/10/17	200,000	219,676
Colgate-Palmolive Co., 1.30%, 1/15/17	100,000	102,263
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	40,000	45,012
CVS Pass-Through Trust, 6.036%, 12/10/28	25,473	29,579
Ford Motor Credit Co. LLC, 3.984%, 6/15/16	50,000	52,700
Frontier Communications Corp., 6.25%, 1/15/13	300,000	303,750
HCA, Inc., 6.30%, 10/1/12	280,000	280,000
International Business Machines Corp., 0.875%, 10/31/14	300,000	302,692
Morgan Stanley, 0.935%, 10/15/15 (r)	250,000	238,206
PNC Funding Corp., 5.625%, 2/1/17	50,000	57,562
Royal Bank of Canada, 1.20%, 9/19/17	100,000	100,630
The Dun & Bradstreet Corp., 2.875%, 11/15/15	50,000	51,379
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	70,000	7,742
2/15/45 (b)(e)	597,477	93,445
Toyota Motor Credit Corp., 2.05%, 1/12/17	100,000	103,990

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 14

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
VRG Linhas Aereas SA, 0.85%, 9/27/14 (b)	$400,000	$400,000
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	140,000	138,425

Total Corporate Bonds (Cost $3,909,272)		4,007,358

MUNICIPAL OBLIGATIONS - 22.8%
Hayward California MFH Revenue VRDN, 0.17%, 5/1/38 (r)	2,500,000	2,500,000
New York State HFA Revenue VRDN:
0.18%, 11/15/29 (r)	2,000,000	2,000,000
0.18%, 5/15/33 (r)	1,400,000	1,400,000
0.19%, 5/15/34 (r)	1,500,000	1,500,000
Osceola County Florida HFA MFH Revenue VRDN, 0.38%, 9/15/35 (r)	1,140,000	1,140,000
San Francisco California City & County Redevelopment
Agency Revenue VRDN, 0.21%, 6/15/34 (r)	1,200,000	1,200,000
Union County Arkansas Industrial Development Revenue
VRDN, 0.84%, 10/1/27 (r)	500,000	500,000

Total Municipal Obligations (Cost $10,240,000)		10,240,000

U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES - 40.1%
Fannie Mae, 0.65%, 5/29/15	2,950,000	2,954,127
Federal Home Loan Bank, 1.375%, 5/28/14	300,000	305,935
Freddie Mac:
0.375%, 11/27/13	700,000	701,200
5.25%, 4/18/16	200,000	233,370
1.00%, 9/29/17	845,000	853,657
2.375%, 1/13/22	4,870,000	5,108,825
6.75%, 3/15/31	575,000	898,984
Overseas Private Investment Corp., 4.05%, 11/15/14	96,701	98,680
Portmarnock Leasing LLC, 1.741%, 10/22/24	850,000	856,893
Private Export Funding Corp.:
4.55%, 5/15/15	1,132,000	1,255,515
2.125%, 7/15/16	1,000,000	1,055,331
1.375%, 2/15/17	500,000	510,245
1.45%, 8/15/19	1,000,000	1,008,375
Tennessee Valley Authority:
4.375%, 6/15/15	1,100,000	1,218,620
1.875%, 8/15/22	1,000,000	994,445

Total U.S. Government Agencies and Instrumentalities (Cost $17,678,481)		18,054,202

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 15.7%
Fannie Mae:
3.00%, 10/12/12	2,985,000	3,151,041
3.50%, 3/1/22	235,524	250,780
5.50%, 3/25/32	838,641	858,246
5.00%, 4/25/34	149,286	158,059

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 15

U.S. GOVERNMENT AGENCY	PRINCIPAL
MORTGAGE-BACKED SECURITIES - cont’d	AMOUNT	VALUE
FHLMC Multifamily Structured Pass Through Certificates,
2.776%, 6/25/17	$1,082,537	$1,138,705
Freddie Mac:
5.00%, 11/15/31	789,557	805,073
3.50%, 2/15/32	661,040	681,670

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $6,984,487)		7,043,574

U.S. TREASURY OBLIGATIONS - 11.7%
United States Treasury Bonds, 3.00%, 5/15/42	2,300,000	2,384,812
United States Treasury Notes:
0.25%, 8/31/14	900,000	900,175
0.625%, 8/31/17	172,000	172,107
0.625%, 9/30/17	190,000	190,000
1.625%, 8/15/22	1,610,000	1,608,239

Total U.S. Treasury Obligations (Cost $5,185,190)		5,255,333

COMMERICAL PAPER - 4.4%
Daimler Finance North America LLC, 0.95%, 2/7/13 (e)	2,000,000	1,993,192

Total Commercial Paper (Cost $1,993,192)		1,993,192

SOVEREIGN GOVERNMENT BONDS - 0.9%
Province of Ontario Canada, 2.45%, 6/29/22	400,000	406,018

Total Sovereign Government Bonds (Cost $398,487)		406,018

TIME DEPOSIT - 0.9%
State Street Bank Time Deposit, 0.113%, 10/1/12	415,473	415,473

Total Time Deposit (Cost $415,473)		415,473

TOTAL INVESTMENTS (Cost $47,357,956) - 106.6%		47,963,398
Other assets and liabilities, net - (6.6%)		(2,979,268)
NET ASSETS - 100%		$44,984,130

See notes to financial statements.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 16

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 1,197,972 shares outstanding	$20,125,212
Class C: 262,574 shares outstanding	4,409,722
Class I: 1,139,427 shares outstanding	18,709,572
Undistributed net investment income (loss)	2,198
Accumulated net realized gain (loss)	1,158,180
Net unrealized appreciation (depreciation)	579,246

NET ASSETS	$44,984,130

NET ASSET VALUE PER SHARE
Class A (based on net assets of $20,753,494)	$17.32
Class C (based on net assets of $4,510,657)	$17.18
Class I (based on net assets of $19,719,979)	$17.31

			UNDERLYING	UNREALIZED
	NUMBEROF	EXPIRATION	FACEAMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
2 Year U.S. Treasury Notes	3	12/12	$661,594	$277

Sold:
5 Year U.S. Treasury Notes	46	12/12	$5,733,109	($25,760)
10 Year U.S. Treasury Notes	8	12/12	1,067,875	(713)
Total Sold				($26,473)

(b) This security was valued by the Board of Trustees. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
HFA: Housing Finance Agency/Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
VRDN: Variable Rate Demand Notes

See notes to financial statements.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 17

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$650,160
Dividend income	1,222
Total investment income	651,382

Expenses:
Investment advisory fee	163,811
Transfer agency fees and expenses	56,738
Administrative fees	50,983
Distribution Plan expenses:
Class A	42,018
Class C	32,529
Trustees’ fees and expenses	3,726
Custodian fees	28,121
Registration fees	44,199
Reports to shareholders	16,953
Professional fees	16,750
Accounting fees	6,636
Miscellaneous	3,752
Total expenses	466,216
Reimbursement from Advisor:
Class A	(55,182)
Class C	(5,220)
Class I	(12,117)
Fees paid indirectly	(26)
Net expenses	393,671

NET INVESTMENT INCOME	257,711

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,133,687
Futures	165,378
1,299,065

Change in unrealized appreciation (depreciation) on:
Investments	(116,896)
Futures	(138,365)
(255,261)

NET REALIZED AND UNREALIZED GAIN
(LOSS)	1,043,804

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,301,515

See notes to financial statements.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$257,711	$173,204
Net realized gain (loss)	1,299,065	889,145
Change in unrealized appreciation (depreciation)	(255,261)	385,759

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,301,515	1,448,108

Distributions to shareholders from:
Net investment income:
Class A shares	(97,277)	(64,140)
Class C shares	—	(531)
Class I shares	(188,417)	(108,930)
Net realized gain:
Class A shares	(382,416)	(53,461)
Class C shares	(64,958)	(22,483)
Class I shares	(544,070)	—
Total distributions	(1,277,138)	(249,545)

Capital share transactions:
Shares sold:
Class A shares	16,885,841	8,274,482
Class C shares	3,406,797	1,371,247
Class I shares	3,717,611	1,494,528
Shares Issued from merger (see Note F):
Class A shares	—	2,879,910
Class I shares	—	22,220,781
Reinvestment of distributions:
Class A shares	465,954	113,565
Class C shares	54,191	16,552
Class I shares	732,488	108,930
Redemption fees:
Class A shares	1,470	17
Class C shares	62	—
Class I shares	65	—
Shares redeemed:
Class A shares	(10,027,575)	(2,228,772)
Class C shares	(1,073,025)	(501,099)
Class I shares	(7,001,604)	(2,256,478)
Total capital share transactions	7,162,275	31,493,663

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,186,652	32,692,226

NET ASSETS
Beginning of year	37,797,478	5,105,252
End of year (including undistributed net investment
income of $2,198 and $1,905, respectively)	$44,984,130	$37,797,478

See notes to financial statements.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 19

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	985,833	489,828
Class C shares	199,815	82,459
Class I shares	216,723	87,783
Shares issued from merger (see Note F):
Class A shares	—	172,034
Class I shares	—	1,327,358
Reinvestment of distributions:
Class A shares	27,493	6,822
Class C shares	3,222	1,012
Class I shares	43,215	6,410
Shares redeemed:
Class A shares	(588,570)	(133,102)
Class C shares	(63,345)	(30,209)
Class I shares	(408,881)	(133,181)
Total capital share activity	415,505	1,877,214

See notes to financial statements.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 20

NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Government Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers three classes of shares of beneficial interest - Classes A, C, and I. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 21

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Funds’ investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 22

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2012, securities valued at $501,187, or 1.1% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2012:

		VALUATION INPUTS
Investments In Securities*	Level 1	Level 2	Level 3	Total
Asset-backed securities	-	$379,338	-	$379,338
Corporate debt	-	4,037,395	-	4,037,395
Commercial mortgage-backed
securities	-	138,873	-	138,873
Municipal obligations	-	10,240,000	-	10,240,000
U.S. government obligations	-	30,353,109	-	30,353,109
Other debt obligations	-	2,814,683	-	2,814,683

TOTAL	-	$47,963,398	-	$47,963,398
Other financial instruments**	($26,196)	-	-	($26,196)

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 23

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Bond futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Fund invested in 2 year, 5 year and 10 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the year with a weighted average of 44 contracts and $1,068,886 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 24

from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of this pronouncement will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Fund’s average daily net assets. Under the terms of the agreement, $14,406 was payable at year end. In addition, $7,773 was payable at year end for operating expenses paid by the Advisor during September 2012.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 25

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is 1.04%, 2.04%, and .73% for Class A, C, and I, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. , an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .15% for Classes A and C and .10% for Class I based on their average daily net assets. Under the terms of the agreement, $4,600 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A and Class C shares, allows the Fund to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .25% and 1.00% annually of the Fund’s average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $7,671 was payable at year end.

CID received $14,529 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $5,923 for the year ended September 30, 2012. Under the terms of the agreement, $360 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The independent Trustees also received a fee between $1,500 and $2,000 for each special meeting they attended during the year. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $24,533,571 and $23,316,264, respectively. U.S. government security purchases and sales were $104,932,591 and $95,024,264, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2012, such purchase and sales transactions were $9,645,000 and $4,000,000, respectively.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 26

The tax character of dividends and distributions paid during the years ended September 30, 2012 and September 30, 2011 were as follows:

Distributions paid from:	2012	2011
Ordinary income	$1,001,346	$249,545
Long term capital gain	275,792	—
Total	$1,277,138	$249,545

As of September 30, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$622,935
Unrealized (depreciation)	(27,693)
Net unrealized appreciation/(depreciation)	$595,242

Undistributed long term capital gain	$928,647
Undistributed ordinary income	$216,661
Federal income tax cost of investments	$47,368,156

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, straddles and Section 1256 contracts.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications are due to investments in asset-backed securities and tax-exempt income.

Undistributed net investment income	$28,276
Accumulated net realized gain (loss)	(28,546)
Paid-in capital	270

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 27

$25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2012. For the year ended September 30, 2012, borrowings by the Fund under the agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$490	1.45%	$179,289	September 2012

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTE F – REORGANIZATION

On December 8, 2010, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Calvert Short-Term Government Fund (“Short-Term Government”) for shares of the acquiring portfolio, Calvert Government Fund (“Government”) and the assumption of the liabilities of Short-Term Government. Shareholders approved the Plan at a meeting on April 15, 2011 and the reorganization took place on April 29, 2011.

The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
Short-Term Government,	55,201	Government, Class A	172,034	$2,879,910
Class A
Short-Term Government,	426,651	Government, Class I	1,327,358	$22,220,781
Class I

For financial reporting purposes, assets received and shares issued by Government were recorded at fair value; however, the cost basis of the investments received from Short-Term Government were carried forward to align ongoing reporting of Government’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 28

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED
MERGED		APPRECIATION
PORTFOLIO	NET ASSETS	(DEPRECIATION)	ACQUIRING PORTFOLIO	VALUE
Short-Term	$25,100,691	$295,187	Government	$6,760,223
Government

Assuming the acquisition had been completed on October 1, 2010, Government’s results of operations for the year ended September 30, 2011 would have been as follows:

Net investment income	$311,621	(a)
Net realized and change in unrealized gain (loss) on investments	$1,230,715	(b)
Net increase (decrease) in assets from operations	$1,542,336

Because Government and Short-Term Government sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Short-Term Government that have been included in Government’s Statement of Operations since April 29, 2011.

(a) $173,204 as reported, plus $138,417 from Short-Term Government pre-merger

(b) $1,274,904 as reported, minus $44,189 from Short-Term Government pre-merger

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 29

FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,	September 30,
CLASS A SHARES	2012	2011
Net asset value, beginning	$17.31	$16.63
Income from investment operations:
Net investment income	.09	.15
Net realized and unrealized gain (loss)	.45	.92
Total from investment operations	.54	1.07
Distributions from:
Net investment income	(.10)	(.16)
Net realized gain	(.43)	(.23)
Total distributions	(.53)	(.39)
Total increase (decrease) in net asset value	0.01	.68
Net asset value, ending	$17.32	$17.31
Total return*	3.21%	6.58%
Ratios to average net assets:A
Net investment income	.55%	.95%
Total expenses	1.37%	1.89%
Expenses before offsets	1.04%	1.04%
Net expenses	1.04%	1.04%
Portfolio turnover	311%	668%
Net assets, ending (in thousands)	$20,753	$13,387

	PERIODS ENDED
	September 30,	September 30,
CLASS A SHARES	2010	2009	#
Net asset value, beginning	$16.14	$15.00
Income from investment operations:
Net investment income	.26	.06
Net realized and unrealized gain (loss)	.88	1.14
Total from investment operations	1.14	1.20
Distributions from:
Net investment income	(.24)	(.06)
Net realized gain	(.41)	—
Total distributions	(.65)	(.06)
Total increase (decrease) in net asset value	.49	1.14
Net asset value, ending	$16.63	$16.14
Total return*	7.31%	7.98%
Ratios to average net assets:A
Net investment income	1.60%	.63	% (a)
Total expenses	3.81%	5.67	% (a)
Expenses before offsets	1.05%	1.04	% (a)
Net expenses	1.04%	1.04	% (a)
Portfolio turnover	401%	428	%***
Net assets, ending (in thousands)	$3,951	$1,881

See notes to financial highlights.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 30

FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,	September 30,
CLASS C SHARES	2012	2011
Net asset value, beginning	$17.25	$16.58
Income from investment operations:
Net investment income (loss)	(.05)	**
Net realized and unrealized gain (loss)	.41	.90
Total from investment operations	.36	.90
Distributions from:
Net investment income	—	**
Net realized gain	(.43)	(.23)
Total distributions	(.43)	(.23)
Total increase (decrease) in net asset value	(.07)	.67
Net asset value, ending	$17.18	$17.25

Total return*	2.15%	5.55%
Ratios to average net assets:A
Net investment income (loss)	(.47%)	(.03%)
Total expenses	2.20%	2.76%
Expenses before offsets	2.04%	2.04%
Net expenses	2.04%	2.04%
Portfolio turnover	311%	668%
Net assets, ending (in thousands)	$4,511	$2,119

	PERIODS ENDED
	September 30,	September 30,
CLASS C SHARES	2010	2009	#
Net asset value, beginning	$16.10	$15.00
Income from investment operations:
Net investment income	.09	**
Net realized and unrealized gain (loss)	.89	1.10
Total from investment operations	.98	1.10
Distributions from:
Net investment income	(.09)	—
Net realized gain	(.41)	—
Total distributions	(.50)	—
Total increase (decrease) in net asset value	.48	1.10
Net asset value, ending	$16.58	$16.10

Total return*	6.25%	7.33%
Ratios to average net assets:A
Net investment income	.37%	.03	% (a)
Total expenses	7.13%	41.41	% (a)
Expenses before offsets	2.05%	2.04	% (a)
Net expenses	2.04%	2.04	% (a)
Portfolio turnover	401%	428	%***
Net assets, ending (in thousands)	$1,154	$143

See notes to financial highlights.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 31

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	September 30,	September 30,
CLASS I SHARES	2012	2011	##
Net asset value, beginning	$17.30	$16.74
Income from investment operations:
Net investment income	.15	.08
Net realized and unrealized gain (loss)	.44	.56
Total from investment operations	.59	.64
Distributions from:
Net investment income	(.15)	(.08)
Net realized gain	(.43)	—
Total distributions	(.58)	(.08)
Total increase (decrease) in net asset value	.01	.56
Net asset value, ending	$17.31	$17.30

Total return*	3.55%	3.86%
Ratios to average net assets:A
Net investment income	.86%	1.19	% (a)
Total expenses	.79%	1.06	% (a)
Expenses before offsets	.73%	.73	% (a)
Net expenses	.73%	.73	% (a)
Portfolio turnover	311%	668	%***
Net assets, ending (in thousands)	$19,720	$22,292

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

*** Portfolio turnover is not annualized for periods less than one year.

# From December 31, 2008 inception.

## From April 29, 2011 inception.

See notes to financial statements.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 32

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED) 33

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com	CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED) 34

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED) 35

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED) 36

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED) 37

www. calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED) 38

*The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

www. calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED) 39

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/12		Fiscal Year ended 9/30/11
	$	%*	$	% *

(a) Audit Fees	$621,827		$106,205
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$16,920	0%	$19,885	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$638,747	0%	$126,090	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/12		Fiscal Year ended 9/30/11
$	%*	$	% *
$10,000	0%*	$42,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the registrant’s Code of Ethics.

            Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2012

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2012

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: December 6, 2012